Schedule 14A

(Rule 14a-101)

Information Required In Proxy Statement

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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Wachovia Preferred Funding Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Wachovia Preferred Funding Corp.

90 South 7th Street, Minneapolis, Minnesota 55402

NOTICE OF ANNUAL MEETING

TO BE HELD ON MAY 8, 2012

April 9, 2012

The Annual Meeting of Stockholders will be held at the Wells Fargo Center, 3rd Floor Rotunda – Conference Room C, 90 South 7th Street, Minneapolis, Minnesota 55402, on May 8, 2012, at 1:00 PM, local time, to consider the following:

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A Wachovia Preferred Funding Corp. proposal to elect the four nominees named in the attached proxy statement as directors, with terms expiring at the next Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

•	Such other business as may properly come before the meeting or any adjournments.

Only holders of record of Wachovia Preferred Funding Corp. common stock and voting preferred stock on April 2, 2012, are entitled to notice of and to vote at the meeting.

By order of the board of directors,

Michael J. Loughlin

Chief Executive Officer

Whether or not you plan to attend, please return the enclosed proxy card to ensure your shares are voted at the meeting. Your vote is important, whether you own a few shares or many.

PROXY STATEMENT

General Information

The enclosed proxy is solicited on behalf of the board of directors of Wachovia Preferred Funding Corp. in connection with our Annual Meeting of Stockholders to be held at the Wells Fargo Center, 3rd Floor Rotunda – Conference Room C, 90 South 7th Street, Minneapolis, Minnesota 55402, on May 8, 2012, at 1:00 PM, local time, and at any adjournment or postponement, referred to as the “meeting”. The proxy may be used whether or not you attend the meeting. If your securities are held in the name of a bank, broker or other nominee, referred to as “street name”, you will receive separate voting instructions with your proxy materials.

This proxy statement, the enclosed proxy card and Wachovia Preferred Funding Corp.’s 2011 Annual Report on Form 10-K were first mailed to our stockholders on or about April 9, 2012.

Your vote is very important. For this reason, the board of directors is requesting that you permit your stock to be represented at the meeting by the individuals named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

“Wachovia Funding”, “we”, “our” and “us” refer to Wachovia Preferred Funding Corp. “Wachovia Preferred Holding” refers to Wachovia Preferred Funding Holding Corp., the “Bank” refers to Wells Fargo Bank, National Association, “Wachovia” refers to Wachovia Corporation, and “Wells Fargo” refers to Wells Fargo & Company.

On December 31, 2008, Wells Fargo acquired Wachovia by a merger of Wachovia with and into Wells Fargo. With this acquisition, Wachovia Funding became an indirect subsidiary of Wells Fargo.

ABOUT THE MEETING

Who Can Vote?

You may vote at the meeting if you owned Wachovia Funding common stock or Series A, B or C preferred securities as of the close of business on April 2, 2012. The holders of our Series A, B and C preferred securities vote as a single class with the holders of our common stock. However, the voting power of these holders differs, as set forth below.

Common Stock: Each share of our common stock is entitled to one vote. At the close of business on April 2, 2012, 99,999,900 shares of Wachovia Funding common stock were outstanding and eligible to vote.

Series A Preferred Securities: Each Wachovia Funding Series A preferred security is entitled to 1/10th of one vote. At the close of business on April 2, 2012, 30,000,000 Series A preferred securities of Wachovia Funding were outstanding and eligible to vote.

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Series B Preferred Securities: Each Series B preferred security of Wachovia Funding is entitled to 1/10th of one vote. At the close of business on April 2, 2012, 40,000,000 Series B preferred securities of Wachovia Funding were outstanding and eligible to vote.

Series C Preferred Securities: Each Series C preferred security of Wachovia Funding is entitled to 1/10th of one vote. At the close of business on April 2, 2012, 4,233,754 Series C preferred securities of Wachovia Funding were outstanding and eligible to vote.

Wachovia Preferred Holding holds almost all of our 99,999,900 shares of common stock, each of which is entitled to one vote, and all of our outstanding shares of Series B and Series C preferred securities. Wachovia Preferred Holding owns stock representing approximately 97% of the total votes entitled to notice of and to vote at the meeting. As a result, Wachovia Preferred Holding has the power to approve the proposal presented for consideration regardless of whether or how you, as a holder of Series A preferred securities, vote your shares.

The enclosed proxy card shows the number of votes that you are entitled to vote at the meeting. Your individual vote is confidential and will not be disclosed to persons other than those recording the vote or as may be required by applicable law.

How Do I Vote?

You have two voting options:

•	By mail by completing, signing, dating and returning the enclosed proxy card; or
•	By attending the meeting and voting your securities in person.

Even if you plan to attend the meeting, we encourage you to vote your securities by proxy. If you choose to attend the meeting, please bring proof of identification for entrance to the meeting.

If you hold your Wachovia Funding securities in street name, your voting procedure depends on the voting process of the bank, broker or other nominee. Please follow their directions carefully. If you want to vote Wachovia Funding securities that you hold in street name at the meeting, you must request a legal proxy from your bank, broker or other nominee that holds your securities and present that proxy and proof of identification for entrance to the meeting.

What Am I Voting On?

You will be voting on one proposal at the meeting, which is to elect four directors. The proposal has been submitted on behalf of our board of directors.

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Can I Change My Vote?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may do this either by giving our Secretary written notice of your revocation, submitting a new signed proxy card with a later date or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke your proxy. If your securities are held in street name, you should contact your bank, broker or other nominee regarding the revocation of proxies or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your securities, you may change your vote by attending the meeting and voting in person.

How Many Votes Must Be Present To Hold The Meeting?

In order to conduct the meeting, a majority of Wachovia Funding’s outstanding shares of stock entitled to vote must be present in person or by proxy. This is called a quorum. The shares of our stock owned by Wachovia Preferred Holding will be represented at the meeting. Therefore, we will have a quorum at the meeting. If you return valid proxy instructions or vote in person at the meeting, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. New York Stock Exchange (“NYSE”) rules allow banks, brokers or other nominees to vote shares held by them for a customer on matters that the NYSE determines to be routine, even though the bank, broker or nominee has not received instructions from the customer. A broker “non-vote” occurs when a bank, broker or other nominee has not received voting instructions from the customer and the bank, broker or nominee cannot vote the shares because the matter is not considered routine under NYSE rules.

How Will My Vote Be Counted?

If you provide specific voting instructions, your securities will be voted as instructed. If you hold securities in your name and sign and return a proxy card without giving specific voting instructions, your securities will be voted as recommended by our board of directors. If you hold your securities in your name and do not return valid proxy instructions or vote in person at the meeting, your securities will not be voted. If you hold your Wachovia Funding securities in the name of a bank, broker or other nominee, and you do not give that nominee instructions on how you want your securities to be voted, the nominee generally has the authority to vote your securities on certain “routine” matters as described above. The NYSE no longer considers the election of directors to be routine. Therefore, brokers holding securities for their customers will not have the ability to cast votes with respect to the election of directors unless they have received instructions from their customers. It is important that you provide instructions to your broker if your securities are held by a broker so that your vote with respect to the election of directors is counted.

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What Vote Is Needed?

Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. “Plurality” means that the nominees receiving the largest number of votes present in person or represented by proxy are elected as directors up to the maximum number of directors to be elected at the meeting. At our meeting, the maximum number of directors to be elected is four. Securities not voted, including broker non-votes, will have no impact on the election of directors. Unless you abstain from voting your securities or a properly executed proxy card is marked “WITHHOLD AUTHORITY” as to any or all nominees, the proxy given will be voted “FOR” each of the nominees for director.

Because Wachovia Preferred Holding intends to vote the shares of our common stock and Series B and Series C preferred securities that it owns, which together represents approximately 97% of the votes entitled to be cast at the meeting, in favor of the director nominees, the proposal to elect the director nominees is expected to pass.

How Does The Board Recommend I Vote?

Our board of directors recommends that you vote “FOR” each of our nominees to the board of directors.

Proxies that are timely signed, dated and returned but do not contain instructions on how you want to vote will be voted in accordance with our board of directors’ recommendations.

When Will The Voting Results Be Announced?

The preliminary voting results will be announced at the meeting. Pursuant to regulations of the Securities and Exchange Commission (“SEC”), we will publish the final voting results in a Current Report on Form 8-K within four business days of the date of the annual meeting.

Who Pays The Cost of This Proxy Solicitation?

We will pay the costs of the solicitation. We have hired Phoenix Advisory Partners, LLC as proxy solicitors to assist in the proxy solicitation and tabulation. Their base fee is $2,500, plus expenses and an additional fee per proxy tabulated. We may also, upon request, reimburse brokerage firms and other persons representing beneficial owners of securities for their expenses in forwarding voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to our soliciting proxies by mail, our board members, and officers may solicit proxies on our behalf, without additional compensation.

How Will Proxy Materials Be Delivered?

To reduce the expenses of delivering duplicate proxy materials to our stockholders, we are relying upon SEC rules that permit us to deliver only one proxy statement and annual report to multiple stockholders who share an address unless we received contrary instructions from

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any stockholder at that address. If you share an address with another stockholder and have received only one proxy statement and annual report, you may write or call us as specified below to request a separate copy of these materials and we will promptly send them to you at no cost to you. For future meetings, you may request separate copies of our proxy statement and annual report, or request that we send only one set of these materials to you if you are receiving multiple copies, by contacting us at: Wachovia Preferred Funding Corp. c/o Wells Fargo & Company, MAC #N9305-173, Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Secretary, telephone number 1-866-697-9377.

How Can I Obtain Electronic Copies of Proxy Materials?

You can also access Wachovia Funding’s proxy statement and 2011 Annual Report on Form 10-K, which includes our annual report to stockholders, via the Internet at www.wellsfargo.com (About Us>Investor Relations>More>SEC and Other Regulatory Filings>More Regulatory Filings>Other Regulatory Filings>Wachovia Preferred Funding Corp. Filings).

A copy of our 2011 Annual Report on Form 10-K is attached to this proxy statement as Exhibit A. Please refer to our 2011 Form 10-K for important information about our financial performance in 2011. Copies of the exhibits filed with our Annual Report on Form 10-K will be provided upon written request to Wachovia Preferred Funding Corp. c/o Wells Fargo & Company, MAC #N9305-173, Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Secretary, telephone number 1-866-697-9377.

PROPOSAL 1.    ELECTION OF DIRECTORS

General Information and Nominees

Our board of directors is not divided into classes. At each annual meeting of stockholders, you elect all the members of our board for a one-year term to expire at the next annual meeting and until their successors are duly elected and qualified. Our directors determine the number of directors but it cannot be less than one. The number of directors is currently fixed at four.

James E. Alward, Howard T. Hoover, Charles F. Jones, and Michael J. Loughlin are being nominated to serve as directors with terms expiring at the 2013 annual meeting of stockholders, or until their successors are duly elected and qualified.

Directors are elected by a plurality of votes present in person or represented by proxy at the meeting. Securities cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the board and the election of any substitute nominee. In addition, the board may reduce the number of directors to be elected at the meeting.

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Proxies, unless indicated to the contrary, will be voted “FOR” the election of the four nominees named below as directors of Wachovia Funding with terms expiring at the 2013 annual meeting of stockholders, or until their successors are duly elected and qualified.

All of the nominees are currently directors. Listed below are the names of the four nominees to serve as directors, together with: their ages; their principal occupations during the past five years; the names, if any, of publicly-held companies (other than Wachovia Funding) where they currently serve as a director or served as a director during the past five years; the year during which they were first elected a director of Wachovia Funding; and additional information about the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of Wachovia Funding.

Nominees for Election at the 2012 Annual Meeting

JAMES E. ALWARD (68). Retired since June 1998. Previously, Vice President of Taxes, CVS Corporation, a national retail drug store chain. A director since 2002.

Mr. Alward has substantial experience as a certified public accountant and as the former head of the tax department of a significant U.S. corporation. His experience in tax matters provides the Wachovia Funding board with insight in U.S. federal and state taxation matters, which is of great importance to Wachovia Funding in its status as a Real Estate Investment Trust for federal income tax purposes.

HOWARD T. HOOVER (67). Retired since June 2007. Previously, senior partner with Deloitte & Touche LLP, an international public accounting firm. A director since 2009.

As a certified public accountant with over 30 years experience with Deloitte & Touche LLP, Mr. Hoover developed expertise working with financial institutions. His significant experience in public accounting provides the Wachovia Funding board with a broad understanding of financial institutions, public accounting, internal controls, audit committee performance, and governance matters.

CHARLES F. JONES (57). Chief Executive Officer, Tricore Chemical, Inc., Atlanta, Georgia, a chemical reseller and distributor. A director since 2002.

Mr. Jones has substantial experience in a number of businesses and a broad understanding of financial matters. His business experience in the eastern and southeastern United States, where a significant proportion of Wachovia Funding’s assets are located, provides the Wachovia Funding board with a deeper understanding of the economies in which the Wachovia Funding loan performance is often dependent. As a business owner, Mr. Jones also has a broad understanding of financial and accounting matters.

MICHAEL J. LOUGHLIN (56). Senior Executive Vice President and Chief Risk Officer of Wells Fargo since July 2011. Previously, Executive Vice President and Chief Risk Officer from November 2010 to July 2011, and Executive Vice President and Chief Credit and Risk Officer from April 2006 to November 2010. Also, Chief Executive Officer and President of Wachovia Funding, since November 2011. A director since 2011.

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As Chief Risk Officer of Wells Fargo, Mr. Loughlin provides oversight for, among other things, Wells Fargo’s risk management activities, including credit risk, operational risk, and market risk. Mr. Loughlin brings significant financial institution, risk management, credit risk, mortgage lending, and real estate lending expertise to the Wachovia Funding board.

Attendance and Committees of the Board

Board Structure and Related Matters.   Wachovia Funding became a company with publicly-traded securities in December 2002. The Wachovia Funding board held six meetings in person in 2011, and all other board action was taken by unanimous written consent as permitted by Delaware law and our bylaws.

Wachovia Funding does not have a chairman of the board of directors. As indicated above, most action taken by the Wachovia Funding board is by unanimous written consent and the position of chairman of the board is not necessary. Because Wachovia Funding is controlled by Wells Fargo affiliates and because substantially all of Wachovia Funding’s assets are passive investments in loan participations, the board’s leadership structure is not believed to be as important to the effective functioning of the board as the independence and authority of the Wachovia Funding Audit Committee (the “Audit Committee”), which is comprised solely of directors independent of Wachovia Funding.

As required in Wachovia Funding’s certificate of incorporation, as long as Wachovia Funding Series A preferred securities are outstanding, certain actions are required to be approved by a majority of our independent directors. These actions include, but are not limited to, the following items that are important to the oversight of risk of Wachovia Funding:

•	Termination, amendment or modification of the participation and servicing agreements with WFBNA, or subcontracting duties under these agreements to third parties unaffiliated with WFBNA;
•	Changes in policies limiting authorized investments in a manner inconsistent with qualifying for an exemption under the Investment Company Act of 1940; and
•	Determination to revoke Wachovia Funding’s REIT status.

We do not have standing nominating and compensation committees of the board of directors. Because Wachovia Funding is controlled by Wells Fargo affiliates, the Wachovia Funding board of directors does not have a formal process addressing the nomination of directors. Further, there is currently not a set process, policy or list of specific criteria or minimum requirements, including regarding diversity, for identifying and evaluating director nominees, or for considering director candidates recommended by holders of voting securities. Generally, director nominees who are non-employees of Wells Fargo are considered by Wells Fargo senior management for their expertise and suitability for serving on the board and Audit Committee of Wachovia Funding and asked to supply information to confirm their independence from Wachovia Funding. If independent and deemed to add meaningful expertise and leadership to the Wachovia Funding board and Audit Committee, such candidates will be presented to the full Wachovia Funding board for consideration and election.

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Communications with Directors.  Any stockholder or other interested party who desires to contact one or more of Wachovia Funding’s non-management directors on any matters, including any concerns or complaints relating to accounting, internal accounting controls or auditing matters, may send a letter to the following address:

Board of Directors

c/o Corporate Secretary

Wachovia Preferred Funding Corp.

301 South College Street

Charlotte, North Carolina 28288

All such communications will be forwarded to the appropriate director or directors specified in such communications as soon as practicable.

Annual Meeting Policy.  Wachovia Funding does not have a policy with regard to the attendance of directors at its annual meeting of stockholders. In 2011, all members of the board of directors attended the annual meeting of stockholders.

Code of Ethics.  Wachovia Funding does not have a separate policy with respect to a code of ethics and business conduct. However, Wells Fargo maintains a Code of Ethics and Business conduct for team members (including executive officers, which include Wachovia Funding’s executive officers), and a Director Code of Ethics (which includes affiliates of Wells Fargo such as Wachovia Funding). These codes of ethics are available at www.wellsfargo.com (select About Us>Corporate Governance). This information is also available in print to any stockholder upon written request to the Office of the Secretary, Wells Fargo & Company, MAC N9305-173, Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479.

Audit Committee.  The Audit Committee held four meetings in 2011. The Audit Committee’s purpose is to assist the board of directors in fulfilling its responsibilities to oversee Wachovia Funding’s policies and management activities related to

•	accounting and financial reporting, internal controls, auditing, operational risk and legal and regulatory compliance;
•	the integrity of Wachovia Funding’s financial statements and the adequacy and reliability of disclosures to stockholders;
•	the qualifications and independence of the outside auditors and the performance of internal and outside auditors;
•	preparing the Audit Committee report included below in this proxy statement; and
•	overseeing reputation risk related to the Audit Committee’s responsibilities.

  To those ends, the Audit Committee:

•	taking into consideration Wachovia Funding’s status as a subsidiary of Wells Fargo, selects, evaluates, and where appropriate, replaces the outside auditors;
•	reviews reports prepared by management and the independent outside auditors on Wachovia Funding’s internal controls and the audit process; and

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•	reviews the financial statements, which are prepared by management and audited by the independent outside auditors.

Messrs. Alward, Hoover and Jones are the current members of the Audit Committee. The board, in its business judgment, has determined that all of the members of the Audit Committee are “independent”, in accordance with the NYSE’s listing standards applicable to Wachovia Funding and SEC regulations set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (the “1934 Act”). See also “Director Independence”. The board, in its business judgment, has determined that Messrs. Alward and Hoover are each an “audit committee financial expert” as that term is defined by SEC regulations.

The Audit Committee and the board adopted the Audit Committee’s written charter, and in March 2012, the Audit Committee and the board adopted a revised written charter. The charter, among other things, provides that the Audit Committee is responsible for conducting the following activities:

•	integrity of financial reporting, including financial reporting generally, appropriate response, and inclusion of audited financial statements in Wachovia Funding’s Annual Report on Form 10-K;
•	oversight of auditors, including retention and approval of services; auditor independence, evaluation of quality controls, conduct of audit, and internal audit oversight; and
•	compliance with legal, regulatory requirements and corporate policies.

You can access Wachovia Funding’s Audit Committee charter via the Internet at www.wellsfargo.com (About Us>Investor Relations>More>SEC and Other Regulatory Filings>More Regulatory Filings>Other Regulatory Filings>Wachovia Preferred Funding Corp. Filings).

 Audit Committee Report

As detailed in its charter, the role of the Audit Committee is to assist the board in fulfilling its oversight responsibilities regarding the following:

•	the integrity of Wachovia Funding’s financial statements, including matters relating to its internal controls;
•	the qualification and independence of Wachovia Funding’s independent auditors;
•	the performance of Wachovia Funding’s internal auditors and the independent auditors; and
•	Wachovia Funding’s compliance with legal and regulatory requirements.

Management has primary responsibility for Wachovia Funding’s financial statements and the overall reporting process and, with the assistance of internal auditors, for maintaining adequate internal control over financial reporting for Wachovia Funding and assessing the effectiveness of its internal control over financial reporting. The independent auditors are responsible for performing an independent audit of Wachovia Funding’s consolidated financial statements in accordance with the standards of the Public Company Accounting

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Oversight Board (United States). This audit serves as a basis for the auditors’ opinion included in the Annual Report on Form 10-K addressing whether the financial statements fairly present Wachovia Funding’s financial position, results of operations, and cash flows as of December 31, 2011 in conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed Wachovia Funding’s 2011 audited financial statements with management. The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including matters relating to the conduct of the audit of the financial statements. KPMG has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG that firm’s independence from Wachovia Funding. Based on this review and these discussions, the Audit Committee recommended to the Wachovia Funding board of directors that the audited financial statements be included in Wachovia Funding’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

Howard T. Hoover, Chairman

James E. Alward

Charles F. Jones

Independent Registered Public Accounting Firm

KPMG LLP were our auditors for the year ended December 31, 2011, and are our auditors for the current year. Representatives of KPMG are expected to be present at the meeting, respond to appropriate questions and, if the representative desires, make a statement.

Auditors Fees.    Set forth below is information relating to the aggregate KPMG fees for professional services rendered to Wachovia Funding for the fiscal years ended December 31, 2011 and 2010.

	2011	2010

Audit Fees (1)	$ 341,000	$336,830(3)
Audit-Related	–	–
Tax Fees (2)	–	–
All Other Fees	–	–

Total Fees	$ 341,000	$336,830(3)

(1)	Aggregate fees for professional services rendered for the audit of Wachovia Funding’s annual financial statements and for services normally provided in connection with statutory or regulatory filings or engagements.
(2)	Includes fees for professional services for tax compliance.
(3)	The Corporation’s 2011 proxy statement disclosed KPMG’s audit fees for 2010 were $313,000; amount above reflects additional fees of $23,830 for 2010 that were paid in September 2011.

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Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee pre-approves all audit, audit-related and non-audit services provided to us by our independent auditors, KPMG, prior to the engagement of KPMG with respect to those services. Generally, prior to or at the beginning of each year, Wachovia Funding management submits to the Audit Committee detailed information regarding the specific audit, audit-related and permissible non-audit services that it recommends the Audit Committee engage the independent auditors to provide Wachovia Funding for the fiscal year. Management discusses the services with the Audit Committee, including the rationale for using the independent auditors for non-audit services, including tax services, and whether the provision of those non-audit services by KPMG is compatible with maintaining the auditors’ independence. Thereafter, any additional audit, audit-related or non-audit services that arise and that were not submitted to the Audit Committee for pre-approval at the beginning of the year are also similarly submitted to the Audit Committee for pre-approval. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve the engagement of the independent auditors when the entire Audit Committee is unable to do so. All such pre-approvals are then reported to the entire Audit Committee at its next meeting.

Director Independence

As a “controlled company” (as defined by NYSE rules because Wells Fargo affiliates control over 50% of the voting power for the election of directors) and because only Wachovia Funding Series A preferred securities are listed on the NYSE, Wachovia Funding is not required to comply with certain NYSE corporate governance standards under SEC regulations and NYSE rules. Under the NYSE rules applicable to Wachovia Funding, Wachovia Funding is required to have an audit committee that satisfies the requirements of Rule 10A-3 under the 1934 Act. Rule 10A-3 of the 1934 Act requires that each member of the audit committee must be “independent”, which is defined to mean that the director may not (other than in their capacity as a member of the board or any committee) (A) accept any consulting, advisory or other compensatory fee from the issuer other than certain fixed compensation under a retirement or deferred compensation plan for prior service with the issuer, or (B) be an “affiliated person” of the issuer. An affiliated person of Wachovia Funding means a person that directly or indirectly controls, is controlled by or is under common control with Wachovia Funding, which generally means an executive officer or a beneficial owner of more than 10% of any class of voting securities of Wachovia Funding. Wachovia Funding’s board has determined that each of the members of the Audit Committee, Messrs. Alward, Hoover and Jones, satisfies the definition of being independent from Wachovia Funding in 1934 Act Rule 10A-3.

Wachovia Funding’s certificate of incorporation requires that, so long as any Series A preferred securities are outstanding, certain actions by us must be approved by a majority of our directors satisfying the definition of being “independent” as set forth in the corporate governance standards of the NYSE, as amended from time to time. As stated above, such NYSE corporate governance standards applicable to Wachovia Funding define independence using 1934 Act Rule 10A-3 instead of using the NYSE’s corporate governance standards applicable to other listed companies.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares and percentage of ownership beneficially owned in our Series A preferred securities by our directors and executive officers as of April 2, 2012, the record date for the annual meeting. None of the directors or executive officers own any shares of any other class of our equity securities.

Name	Number of Shares of Class A Preferred Securities Owned	Percentage of Class

James E. Alward	20,000	0.067%
Howard I. Atkins *	–	–
Howard T. Hoover	–	–
Charles F. Jones	–	–
Michael J. Loughlin	–	–
Mark C. Oman *	–	–
Timothy F. Sloan	–	–
Directors and executive officers as a group	20,000	0.067

* Mr. Atkins resigned as Chief Financial Officer in February 2011, and Mr. Oman retired as Chief Executive Officer and a director of Wachovia Funding as of November 10, 2011.

We do not have any equity compensation plans.

We have 99,999,900 shares of common stock issued and outstanding. The following table sets forth the number of shares and percentage of ownership beneficially owned by all persons known by us to own more than 5% of the shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class

Wachovia Preferred Funding Holding Corp. 1620 East Roseville Parkway Roseville, California 95661	99,851,752	99.85%

In addition to the foregoing, Wachovia Preferred Holding owns:

•	40,000,000 (or 100%) of our outstanding Series B preferred securities;
•	4,233,754 (or 100%) of our outstanding Series C preferred securities; and
•	805 (or approximately 88%) of our outstanding Series D preferred securities.

Wells Fargo directly owns 148,148 shares (or 0.15%) of our common stock. As a result, Wells Fargo and its affiliated entities have the power to cast approximately 97% of the total votes which can be cast by the holders of our voting securities on matters on which holders of all our equity securities vote together as a single class.

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Director Compensation

For services rendered as Wachovia Funding directors, directors who are not employees of Wachovia Funding or Wells Fargo are paid an annual cash retainer of $65,000. In addition, directors are reimbursed for travel and lodging costs to attend meetings of directors.

Wachovia Funding does not have a compensation committee of the board because Wachovia Funding does not compensate its officers. The Wachovia Funding board has the authority to set reasonable and appropriate compensation for the directors who are not employees of Wachovia Funding or Wells Fargo. Compensation for non-employee directors was last reviewed in 2005.

Director Compensation Table

The following table sets forth with respect to each person who served as a director of Wachovia Funding in 2011: (i) their name (column (a)); (ii) the aggregate dollar amount of all fees earned or paid in cash for services as a director (column (b)); and (iii) the dollar value of total compensation for the covered fiscal year (column (c)).

2011 DIRECTORS COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Total Compensation in 2011 ($)

(a)	(b)	(c)
James E. Alward	65,000	65,000
Howard T. Hoover	65,000	65,000
Charles F. Jones	65,000	65,000
Michael J. Loughlin	0	0
Mark C. Oman	0	0

Compensation Committee Interlocks and Insider Participation

Wachovia Funding does not have a compensation committee. None of the executive officers or employees of Wachovia Funding is compensated by Wachovia Funding.

Board of Directors Report on Compensation Discussion and Analysis

As described herein, since none of our executive officers or employees is compensated by Wachovia Funding, we do not have a compensation committee of the board of directors. As such, the board of directors of Wachovia Funding has reviewed and discussed the Compensation Discussion and Analysis (as set forth below) with management. Based on such review and discussions, the board of directors recommended that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Wachovia Funding’s Annual Report on Form 10-K for the year ended December 31, 2011.

13

The Board of Directors

Wachovia Preferred Funding Corp.

James E. Alward

Howard T. Hoover

Charles F. Jones

Michael J. Loughlin

Executive Compensation

Compensation Discussion and Analysis

None of our executive officers receives any compensation from Wachovia Funding. We have no current plans to directly compensate our executive officers.

Executive Compensation

Wachovia Funding does not pay or award any compensation in any form to its executive officers. In 2011, Wachovia Funding’s executive officers, Mr. Loughlin, Timothy J. Sloan, Howard I. Atkins (who resigned as Chief Financial Officer of Wells Fargo and Wachovia Funding as of February 6, 2011), and Mark C. Oman (who retired as Chief Executive Officer of Wachovia Funding as of November 10, 2011), were employed and compensated by Wells Fargo. Information about the 2011 compensation of Messrs. Sloan, Atkins and Oman paid by Wells Fargo may be found in Wells Fargo’s 2012 proxy statement filed with the SEC on March 15, 2012.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the directors and executive officers covered by that Section and beneficial owners of more than 10% of our Series A preferred securities to file reports with the SEC and the NYSE relating to their Wachovia Funding equity securities ownership and any changes in that ownership. None of our directors or executive officers owns any of our common equity securities.

To our knowledge, based solely on a review of copies of the reports that we received and written representations from the individuals required to file the reports, during the year ended December 31, 2011, all Section 16(a) reports applicable to directors and executive officers were filed on a timely basis.

OTHER STOCKHOLDER MATTERS

Management is not aware of any other matters to be voted on at the meeting. If any other matters are presented for a vote, the enclosed proxy confers discretionary authority to the individuals named as proxies to vote the securities represented by proxy, as to those matters.

14

Stockholder proposals intended to be included in our proxy statement and voted on at the 2013 Annual Meeting of Stockholders must be received at 301 South College Street, 30th Floor, Charlotte, North Carolina 28288, Attention: Corporate Secretary, Wachovia Preferred Funding Corp., on or before December 10, 2012. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year’s proxy statement and form of proxy.

Pursuant to Wachovia Funding’s bylaws, in order for any business not included in the proxy statement for the 2013 Annual Meeting of Stockholders to be brought before the meeting by a stockholder entitled to vote at the meeting, the stockholder must give timely written notice of that business to Wachovia Funding’s Secretary. We currently anticipate that the 2013 annual meeting will be held on May 7, 2013, and to be timely, the notice must not be received any earlier than February 7, 2013 (90 days prior to May 8, 2013, the first anniversary of this year’s annual meeting date), nor any later than March 9, 2013 (60 days prior to May 8, 2013). If the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from May 7, 2013, the notice must be received no earlier than the 90th day prior to the 2013 annual meeting and not later than either the 60th day prior to the 2013 annual meeting or the tenth day after public disclosure of the actual meeting date, whichever is later. The notice must contain the information required by our bylaws. A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time-frames described above. The chairman of the meeting may exclude matters that are not properly presented in accordance with these requirements.

MISCELLANEOUS

The information referred to under the captions “Audit Committee Report” (i) shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the 1934 Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by Wachovia Funding under the 1934 Act or the Securities Act of 1933, shall not be deemed to be incorporated by reference in any such filing.

April 9, 2012

15

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934 (THE “EXCHANGE ACT”)

For the Fiscal year ended December 31, 2011

Commission file number 1-31557

Wachovia Preferred Funding Corp.

(Exact name of registrant as specified in its charter)

Delaware	56-1986430
(State of incorporation)	(I.R.S. Employer Identification No.)

90 South 7th Street, 13th Floor

Minneapolis, Minnesota 55402

(Address of principal executive offices)

(Zip Code)

(855) 825-1437

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

TITLE OF EACH CLASS	NAME OF EXCHANGE ON WHICH REGISTERED
7.25% Non-cumulative Exchangeable Perpetual Series A	New York Stock Exchange, Inc.
Preferred Securities	(the “NYSE”)

Securities registered pursuant to Section 12(g) of the Exchange Act:

TITLE OF EACH CLASS

None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes ☐  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  Yes ☐  No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒  No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company.)

Indicate by check mark whether the registrant is a shell company (defined in Rule 12b-2 of the Exchange Act).  Yes ☐  No ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold as of the last business day of the registrant’s completed second fiscal quarter: None (as of June 30, 2011, none of Wachovia Preferred Funding Corp.’s voting or nonvoting common equity was held by non-affiliates).

As of February 29, 2012, there were 99,999,900 shares of the registrant’s common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE IN FORM 10-K

Incorporated Documents	Where Incorporated in Form 10-K
Certain portions of Wachovia Preferred Funding Corp.’s Proxy Statement for the Annual Meeting of Stockholders to be held May 8, 2012.	Part III-Items 10, 11, 12, 13 and 14.

Item 15.1 of Wells Fargo & Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (excluding the list of exhibits incorporated therein by reference).

FORM 10-K

CROSS-REFERENCE INDEX

This Annual Report on Form 10-K for the year ended December 31, 2011 (this Report), including the Financial Review and the Financial Statements and related Notes, contains forward-looking statements, which may include forecasts of our financial results and condition, expectations for our operations and business, and our assumptions for those forecasts and expectations. Do not unduly rely on forward-looking statements. Actual results might differ materially from our forward-looking statements due to several factors. Some of these factors are described in Part II, Item 7 in the Financial Review and in Part IV, Item 15 in the Financial Statements and related Notes. For a discussion of other factors, refer to the “Risk Factors” section in Part II, Item 7 of this Report.

“Wachovia Funding”, “we”, “our” and “us” refer to Wachovia Preferred Funding Corp. “Wachovia Preferred Holding” refers to Wachovia Preferred Funding Holding Corp., the “Bank” refers to Wells Fargo Bank, National Association including predecessor entities, “Wachovia” refers to Wachovia Corporation, a North Carolina corporation, and “Wells Fargo” refers to Wells Fargo & Company.

Part I

Item 1.    Business.

General

Wachovia Preferred Funding Corp. (Wachovia Funding) is a Delaware corporation and as of December 31, 2011, is a direct subsidiary of Wachovia Preferred Funding Holding Corp. (Wachovia Preferred Holding) and an indirect subsidiary of both Wells Fargo & Company, a Delaware corporation (Wells Fargo) and Wells Fargo Bank, National Association (the Bank).

One of our subsidiaries, Wachovia Real Estate Investment Corp. (WREIC), is a Delaware corporation and operates as a real estate investment trust (a REIT).

Our other subsidiary, Wachovia Preferred Realty, LLC (WPR), is a Delaware limited liability company. Under the REIT Modernization Act, a REIT is permitted to own “taxable REIT subsidiaries” which are subject to taxation similar to corporations that do not qualify as REITs or for other special tax rules. Our majority ownership of WPR provides us with additional flexibility by allowing us to hold assets that earn non-qualifying REIT income while maintaining our REIT status.

Our legal and organizational structure as of December 31, 2011 is:

Our principal business objective is to acquire, hold and manage domestic mortgage assets and other authorized investments that will generate net income for distribution to our shareholders.

Although we have the authority to acquire interests in an unlimited number of mortgage and other assets from unaffiliated third parties, as of December 31, 2011, substantially all of our interests in mortgage and other assets have been acquired from the Bank or an affiliate pursuant to loan participation agreements between the Bank or its affiliate and us. The Bank either originated the mortgage assets, purchased them from other financial institutions or acquired them as part of the acquisition of other financial institutions. We may also acquire from time to time mortgage-backed securities and a limited amount of additional non-mortgage related securities from the Bank and its affiliates and mortgage assets or other assets from unaffiliated third parties.

The loans in our portfolio are serviced by the Bank or its affiliates. The Bank has delegated servicing responsibility for certain of the residential mortgage loans to third parties, which are not affiliated with the Bank or us.

General Description of Mortgage Assets and Other Authorized Investments; Investment Policy

The Internal Revenue Code of 1986, as amended (the Code) requires us to invest at least 75% of the total value of our assets in real estate assets, which includes residential mortgage loans and commercial mortgage loans, including participation interests in residential or commercial mortgage loans, mortgage-backed securities eligible to be held by REITs, cash, cash equivalents, including receivables and government securities, and other real estate assets. We refer to these types of assets as “REIT Qualified Assets.” The Code also requires that not more than 25% of the value of a REIT’s assets constitute securities issued by taxable REIT subsidiaries and that the value of any one issuer’s securities, other than those securities included in the 75% test, may not exceed 5% of the value of the total assets of the REIT. In addition, under the Code, the REIT may not own more than 10% of the voting securities or more than 10% of the value of the outstanding securities of any one issuer, other than those securities included in the 75% test, the securities of wholly-owned qualified REIT subsidiaries or taxable REIT subsidiaries. We currently make investments and operate our business in such a manner consistent with the requirements of the Code to qualify as a REIT. However, future economic, market, legal, tax or other considerations may cause our board of directors, subject to approval by a majority of our Independent Directors, to determine that it is in our best interest and the best interest of our shareholders to revoke our REIT status. The Code prohibits us from electing REIT status for the four taxable years following the year of such revocation. For the tax year ended December 31, 2011, we expect to be taxed as a REIT, and we intend to comply with the relevant provisions of the Code to be taxed as a REIT.

Separately, we intend to operate in a manner that will not subject us to regulation under the Investment Company Act of 1940 (the Investment Company Act). Therefore, we do not intend to:

•	invest in the securities of other issuers for the purpose of exercising control over such issuers;
•	underwrite securities of other issuers;
•	actively trade in loans or other investments;
•	offer securities in exchange for property; or
•	make loans to third parties, including our officers, directors or other affiliates.

The Investment Company Act exempts entities that, directly or through majority-owned subsidiaries, are “primarily engaged in the business of purchasing or otherwise acquiring mortgages and other liens on and interests in real estate.” We refer to these interests as “Qualifying Interests.” Under current interpretations by the staff of the Securities and Exchange Commission (SEC), in order to qualify for this exemption, we, among other things, must maintain at least 55% of our assets in Qualifying Interests and also may be required to maintain an additional 25% in Qualifying Interests or other real estate-related assets. The provisions of the Investment Company Act therefore may limit the assets that we may acquire. We have established a policy of limiting authorized investments that are not Qualifying Interests to no more than 20% of the value of our total assets to comply with these provisions.

Commercial and Industrial and Commercial Real Estate Loans

We own participation interests in commercial and industrial loans which are predominantly unsecured and the remainder of which are secured by personal property, and commercial real estate (CRE) consisting of both real estate mortgage and real estate construction loans secured by real property. Unsecured loans are more likely than loans secured by real estate or personal property collateral to result in a loss upon default. Commercial and industrial and commercial real estate loans also may not be fully amortizing. This means that the loans may have a significant principal balance or “balloon” payment due on maturity.

Home Equity Loans

We own participation interests in home equity loans secured by a junior lien mortgage which primarily is on the borrower’s residence. These loans typically are made for reasons such as home improvements, acquisition of furniture and fixtures, purchases of automobiles and debt consolidation. Generally, junior liens are repaid on an amortization basis. Substantially all of our home equity loan participations bear interest at fixed rates.

Residential Mortgage Loans

We have acquired both conforming and non-conforming residential mortgage loans from the Bank. Conforming residential mortgage loans comply with the requirements for inclusion in a loan guarantee or purchase program sponsored by either the Federal Home Loan Mortgage Corporation (FHLMC) or the Federal National Mortgage Association (FNMA). Non-conforming residential mortgage loans are residential mortgage loans that do not qualify in one or more respects for purchase by FHLMC or FNMA under their standard programs. A majority of the non-conforming residential mortgage loans acquired by us to date are non-conforming because they have original principal balances which exceeded the program requirements, the original terms are shorter than the minimum requirements at the time of origination, the original balances are less than the minimum program requirements, or generally because they vary in certain other respects from the requirements of such programs other than the requirements relating to creditworthiness of the mortgagors.

Each residential mortgage loan is evidenced by a promissory note secured by a mortgage or deed of trust or other similar security instrument creating a first lien on 1-4 family residential property. Residential real estate properties underlying residential mortgage loans consist of single-family detached units, individual condominium units, 2-4 family dwelling units and townhouses.

Our portfolio of residential mortgage loans currently consists of both adjustable and fixed rate mortgage loans.

Dividend Policy

We currently expect to distribute annually an aggregate amount of dividends with respect to our outstanding capital stock equal to approximately 100% of our REIT taxable income for federal income tax purposes, which excludes capital gains. Such dividend distributions may in some periods exceed net income determined under U.S. generally accepted accounting principles (GAAP) due to differences in the timing of income and expense recognition for REIT taxable income determination purposes. In order to remain qualified as a REIT, we are required to distribute annually at least 90% of our REIT taxable income to our shareholders.

Dividends are authorized and declared at the discretion of our board of directors. Factors that would generally be considered by our board of directors in making this determination are our distributable funds, financial condition and capital needs, the impact of current and pending legislation and regulations, Delaware corporation law, economic conditions, tax considerations and our continued qualification as a REIT. We currently expect that both our cash available for distribution and our REIT taxable income will be in excess of the amounts needed to pay dividends on all outstanding series of preferred securities, even in the event of a significant drop in interest rate levels or increase in loan loss reserves because:

•	substantially all of our mortgage assets and other authorized investments are interest-bearing;
•	while from time-to-time we may incur indebtedness, we will not incur an aggregate amount that exceeds 20% of our stockholders’ equity;
•	we expect that our interest-earning assets will continue to exceed the liquidation preference of our preferred stock; and
•	we anticipate that, in addition to cash flows from operations, additional cash will be available from principal payments on our loan portfolio.

Accordingly, we expect that we will, after paying the dividends on all classes of preferred securities, pay dividends to holders of shares of our common stock in an amount sufficient to comply with applicable requirements regarding qualification as a REIT.

In 2011, our board of directors declared special capital distributions in the amount of $4.5 billion payable to holders of our common stock. This distribution reduced relatively high levels of cash on Wachovia Funding’s balance sheet, resulting from loan pay-downs, in order to maintain Qualifying Assets greater than 80% of total assets. See also “Item 5. Market For Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.”

Under certain circumstances, including any determination that the Bank’s relationship to us results in an unsafe and unsound banking practice, the Office of the Comptroller of the Currency (the OCC) has the authority to issue an order that restricts our ability to make dividend payments to our shareholders, including holders of the Series A preferred securities. Banking capital adequacy rules limit the total dividend payments made by a consolidated banking entity to be the sum of earnings for the current year and prior two years less dividends paid during the same periods. Any dividends paid in excess of this amount can only be made with the approval of the Bank’s regulator.

Conflicts of Interest and Related Management Policies and Programs

General. In administering our loan portfolio and other authorized investments pursuant to the participation and servicing agreements, the Bank has a high degree of autonomy. The Bank has, however, adopted certain policies to guide the administration with respect to the acquisition and disposition of assets, use of capital and leverage, credit risk management, and certain other activities. These agreements with the Bank may be amended from time to time at the discretion of our board of directors and, in certain circumstances, subject to the approval of a majority of our Independent Directors, but without a vote of our shareholders, including holders of the Series A preferred securities.

Asset Acquisition and Disposition Policies. It is our policy to purchase, or accept as capital contributions, loans or participation interests in loans from the Bank or its affiliates that generally are:

•	performing, meaning they are current;
•	unencumbered; and
•	secured by real property such that they are REIT Qualified Assets.

We may, however, from time to time acquire loans or participation interests in loans directly from unaffiliated third parties. It is our intention that any loans or participation interests acquired directly from unaffiliated third parties will meet the same general criteria as the loans or participation interests we acquire from the Bank or its affiliates.

In the past, we have purchased or accepted as capital contributions loans and participation interests in loans both secured and not secured by real property along with other assets. We anticipate that we will acquire, or receive as capital contributions, interests in additional real estate-secured loans from the Bank or its affiliates. We may use any proceeds received in connection with the repayment or disposition of loan participation interests in our portfolio to acquire additional loans. Although we are not precluded from purchasing additional types of loans, loan participation interests or other assets, we anticipate that participation interests in additional loans acquired by us will be of the types described earlier under the heading “—General Description of Mortgage Assets and Other Authorized Investments; Investment Policy”.

We may from time to time acquire a limited amount of other authorized investments. Although we currently do not intend to acquire any mortgage-backed securities representing interests in or obligations backed by pools of mortgage loans that are secured by single-family residential, multi-family or commercial real estate properties located throughout the United States, we are not restricted from doing so. We do not intend to acquire any interest-only or principal-only mortgage-backed securities. At December 31, 2011, we did not hold any mortgage-backed securities.

Credit Risk Management Policies. For a description of our credit risk management policies, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management.”

Conflict of Interest Policies. Because of the nature of our relationship with the Bank or its affiliates, it is likely that conflicts of interest will arise with respect to certain transactions, including, without limitation, our acquisition of participation interests in loans from, or disposition of participation interests in loans to the Bank, foreclosure on defaulted loans, management of the cash collateral related to the interest rate swaps and the modification of either the participation or servicing agreements. It is our policy that the terms of any financial dealings with the Bank will be consistent with those available from third parties in the lending industry.

Conflicts of interest among us and the Bank or its affiliates may also arise in connection with making decisions that bear upon the credit arrangements that the Bank or its affiliates may have with a borrower under a loan. Conflicts also could arise in connection with actions taken by us or the Bank or its affiliates. It is our intention that any agreements and transactions between us on the one hand, and the Bank or its affiliates on the other hand, including, without limitation, any loan participation agreements, be fair to all parties and consistent with market terms for such types of transactions. The requirement in our certificate of incorporation that certain of our actions be approved by a majority of our Independent Directors also is intended to ensure fair dealings among us and the Bank or its affiliates. There can be no assurance, however, that any such agreement or transaction will not differ from terms that could have been obtained from unaffiliated third parties.

Servicing

The loans currently in our portfolio are serviced by the Bank or its affiliates pursuant to the terms of participation and servicing agreements between the Bank or its affiliates and us. The Bank has delegated servicing responsibility for certain of the residential mortgage loans to third parties that are not affiliated with us or the Bank or its affiliates.

We pay the Bank a monthly loan servicing fee for its services under the terms of the loan participation and servicing agreements. See Note 8 (Transactions with Related Parties) to Financial Statements in this Report for more details.

The participation and servicing agreements currently in place require the Bank to service the loans in our portfolio in a manner substantially the same as for similar work performed by the Bank for transactions on its own behalf. The Bank or its affiliates collect and remit principal and interest payments, maintain perfected collateral positions, and submit and pursue insurance claims. The Bank and its affiliates also provide accounting and reporting services required by us for our participation interests and loans. We also may direct the Bank to dispose of any loans that are classified as nonperforming, placed in a nonperforming status or renegotiated due to the financial deterioration of the borrower. The Bank is required to pay all expenses related to the performance of its duties under the participation and servicing agreements, including any payment to its affiliates or third parties for servicing the loans.

In accordance with the terms of the servicing agreements currently in place, we have the authority to decide whether to foreclose on collateral that secures a loan. In the event we determine a foreclosure proceeding is appropriate, we will generally sell the loans back to the Bank, although we may direct the Bank to pursue the foreclosure on our behalf. Upon sale or other disposition of foreclosure property, the Bank will remit to us the proceeds less the cost of holding and selling the foreclosure property.

We currently anticipate that the Bank or its affiliates will continue to act as servicer of any additional loans that we acquire through purchase or participation interests from the Bank or its affiliates. We anticipate that any such servicing arrangement that we enter into in the future with the Bank or its affiliates will contain fees and other terms that most likely will differ from, but be substantially equivalent to, those that would be contained in servicing arrangements entered into with unaffiliated third parties. To the extent we acquire additional loans or participation interests from unaffiliated third parties, we anticipate that such loans or participation interests may be serviced by entities other than the Bank or its affiliates. It is our policy that any servicing arrangements with unaffiliated third parties will be consistent with standard industry practices.

Competition

In order to qualify as a REIT under the Code, we can only be a passive investor in real estate loans and certain other assets. Thus, we do not originate loans. We anticipate that we will continue to hold interests in mortgage and other loans in addition to those in the current portfolio and that a majority of all of these loans will be obtained from the Bank. The Bank competes with mortgage conduit programs, investment banking firms, savings and loan associations, banks, savings banks, finance companies, mortgage bankers or insurance companies in acquiring and originating loans. To the extent we acquire additional loans or participation interests directly from unaffiliated third parties in the future, we will face competition similar to that which the Bank faces in acquiring such loans or participation interests.

Regulatory Considerations

Various legislative and regulatory proposals concerning the financial services industry are pending in Congress, the legislatures in states in which we conduct operations and before various regulatory agencies that supervise our operations. Given the uncertainty of the legislative and regulatory process, we cannot assess the impact of any such legislation or regulations on our financial condition or results of operations.

As a REIT, we are subject to regulation under the Code. The Code requires us to invest at least 75% of the total value of our assets in REIT Qualified Assets. In addition, we intend to operate in a manner that will not subject us to regulation under the Investment Company Act. See “—General Description of Mortgage Assets and Other Authorized Investments; Investment Policy” for more detailed descriptions of the requirements of the Code applicable to us and the requirements we have to follow in order not to be subject to regulation under the Investment Company Act.

Under certain circumstances, including any determination that the Bank’s relationship to us results in unsafe and unsound banking practices, the OCC has the authority to restrict our ability to make dividend payments to our shareholders. See “—Dividend Policy” for a more detailed description of such restrictions.

Moreover, our Series A preferred securities are automatically exchangeable for depositary shares representing Series G, Class A preferred stock of Wells Fargo at the direction of the OCC if any of the following events occurs:

•	the Bank becomes undercapitalized under the OCC’s “prompt corrective action” regulations;
•	the Bank is placed into conservatorship or receivership; or
•

the OCC, in its sole discretion, anticipates that the Bank may become “undercapitalized” in the near term or takes supervisory action that limits the payment of dividends by us and in connection therewith directs an exchange.

In an exchange, holders of our Series A preferred securities would receive one depositary share representing a one-sixth interest in one share of Wells Fargo Series G, Class A preferred stock for each of our Series A preferred securities. The Wells Fargo Series G, Class A preferred stock will be non-cumulative, perpetual, non-voting preferred stock of Wells Fargo ranking equally upon issuance with the most senior preferred stock of Wells Fargo then outstanding. If such an exchange occurs, holders of our Series A preferred securities would own an investment in Wells Fargo and not in us at a time when the Bank’s and, ultimately, Wells Fargo’s financial condition is deteriorating or the Bank may have been placed into conservatorship or receivership. At December 31, 2011, the Bank was considered “well-capitalized” under risk-based capital guidelines issued by federal banking regulators.

Except upon the occurrence of Special Events (as defined in Note 6 (Common and Preferred Stock) to Financial Statements in this Report), the Series A preferred securities are not redeemable prior to December 31, 2022. On or after such date, we may redeem these securities for cash, in whole or in part, with the prior approval of the OCC, at the redemption price of $25 per security, plus authorized, declared, but unpaid dividends to the date of redemption. See Note 6 (Common and Preferred Stock) to Financial Statements in this Report for a more detailed description of reasons for exchange or early redemption of preferred shares.

We continue to evaluate the potential impact on liquidity and capital management of regulatory proposals, including Basel III and those required under the Dodd-Frank Act, as they move closer to the final rule-making process.

For more information concerning Wells Fargo and the Bank, please see Part IV, Item 15 of Wells Fargo’s Annual Report on Form 10-K for the year ended December 31, 2011, which is incorporated by reference herein (excluding the list of exhibits incorporated therein by reference), and the audited supplementary consolidating financial information filed herewith as Exhibit (99).

Employees

We have two executive officers and eight additional non-executive officers. Our current executive officers are also executive officers of Wells Fargo. We do not anticipate that we will require any additional employees because employees of the Bank and its affiliates are servicing the loans under the participation and servicing agreements. All of our officers are also officers or employees of Wells Fargo and/or certain of its affiliates, including the Bank. We maintain corporate records and audited financial statements that are separate from those of the Bank. Except as borrowers under home equity or residential mortgage loans, none of our officers, employees or directors will have any direct or indirect pecuniary interest in any mortgage asset to be acquired or disposed of by us or in any transaction in which we have an interest or will engage in acquiring, holding and managing mortgage assets. However, as of December 31, 2011, 108 employees of Wells Fargo or its affiliates, including certain of the non-executive officers discussed above, own one Series D preferred security each.

Executive Offices

Our principal executive offices are located at 90 South 7th Street, 13th Floor, Minneapolis, Minnesota 55402 (telephone number (855) 825-1437).

Available Information

Wachovia Funding does not maintain its own website. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are accessible on the SEC’s website, www.sec.gov and on Wells Fargo’s website, www.wellsfargo.com/invest_relations/filings/preferred-funding.

Item 1A. Risk Factors.

Information in response to this item can be found in the “Risk Factors” section of Part II, Item 7 in this Report which information is incorporated by reference into this item.

Item 1B. Unresolved Staff Comments.

None.

Item 2.    Properties.

Wachovia Funding does not own any properties and our primary executive offices are used primarily by affiliates of Wells Fargo. Because we do not have any of our own employees who are not also employees of Wells Fargo or the Bank, we do not need office space for such employees. All officers of Wachovia Funding are also officers of Wells

Fargo or the Bank or affiliates and perform their services from office space owned or leased by Wells Fargo or the Bank, as applicable.

Item 3.    Legal Proceedings.

Information in response to this item can be found in Part IV, Item 15 of this Report in Note 3 Commitments, Guarantees and Other Matters which information is incorporated by reference into this item.

Item 4.    Mine Safety Disclosures.

Not applicable.

Part II

Item 5.	Market For Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

General

Wachovia Funding common stock, Series B, Series C and Series D preferred stock are owned by Wells Fargo and affiliated entities or employees of Wells Fargo. They are not listed on any securities exchange.

In December 2002 and June 2003, Wachovia Preferred Holding sold 18,000,000 shares and 12,000,000 shares, respectively, of our Series A preferred securities in registered public offerings. Wachovia Funding did not receive any of the proceeds from these offerings. Wachovia Funding’s Series A preferred securities have been listed on the NYSE since January 10, 2003.

Dividends

For the year ended December 31, 2011, Wachovia Funding declared and paid (i) cash dividends of $1.81 per share on its Series A preferred securities, (ii) cash dividends of $0.53 per share on its Series B preferred securities, (iii) cash dividends of $25.56 per share on its Series C preferred securities, and (iv) cash dividends of $85.00 per share on its Series D preferred securities. Wachovia Funding also paid dividends of $7.31 per share on its common stock in 2011. In addition, in 2011, we also distributed $4.5 billion to holders of our common stock as a return of capital. Please see “—Item 1. Business–Dividend Policy” for a description of our policies regarding dividends and for information regarding actions taken by our board of directors in 2011.

Equity Compensation Plans

Wachovia Funding does not have any equity compensation plans. Our two executive officers are executive officers of Wells Fargo and receive certain equity-based compensation from Wells Fargo. See “Executive Compensation” in our definitive proxy statement to be filed no later than April 29, 2012, for more information.

Recent Sales of Unregistered Securities

Not applicable.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

Not applicable.

Item 6.    Selected Consolidated Financial Data.

As reflected on the following page, selected consolidated financial data for the six years ended December 31, 2011, is derived from our audited consolidated financial statements. This data should be read in conjunction with the consolidated financial statements, related notes and other financial information presented elsewhere in this Report, and the audited supplementary consolidating financial information filed herewith as Exhibit (99).

	Year ended December 31,

(in thousands, except per share data)	2011		2010	2009	2008	2007	2006

Income statement data
Net interest income		$991,065	1,172,132	1,161,542	1,166,033	1,199,298	1,157,209
Noninterest income		1,520	20,862	5,250	22,502	8,682	(2,846)

Revenue		992,585	1,192,994	1,166,792	1,188,535	1,207,980	1,154,363
Provision for credit losses		131,251	354,025	217,573	321,605	21,162	(9,251)
Noninterest expense		65,498	68,635	79,974	86,493	102,947	104,039
Net income		795,613	769,416	867,650	767,276	1,067,033	1,046,154
Diluted earnings per common share		6.12	5.84	7.07	4.74	6.80	6.71
Dividends declared per common share (1)		7.31	7.97	9.00	6.95	6.67	6.35

Balance sheet data	$
Cash and cash equivalents		1,186,165	2,774,299	2,092,523	1,358,129	1,394,729	1,382,021
Loans, net of unearned income		12,543,776	15,506,564	16,401,604	17,481,505	16,606,273	16,795,417
Allowance for loan losses		(313,762)	(402,960)	(337,431)	(269,343)	(93,095)	(81,350)
Total assets		13,534,395	18,178,117	18,410,128	18,836,915	18,233,647	18,427,969
Total liabilities		31,952	56,244	74,805	250,887	389,905	596,777
Total stockholders’ equity		13,502,443	18,121,873	18,335,323	18,586,028	17,843,742	17,831,192

(1)	In 2011, we also distributed $4.5 billion to holders of our common stock as a return of capital.

Item 7.    Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Financial Review

Summary Financial Data

(in thousands, except per share data)	2011	2010	% Change

For the year
Net income	$795,613	769,416	3%
Net income available to common stockholders	611,570	583,550	5
Diluted earnings per common share	6.12	5.84	5
Profitability ratios
Return on average assets	5.38%	4.18	29
Return on average stockholders’ equity	5.41	4.19	29
Average stockholders’ equity to assets	99.42	99.70	-
Dividend payout ratio	115.01	127.74	(10)
Total revenue	$992,585	1,192,994	(17)
Average loans	13,587,767	15,830,856	(14)
Average assets	14,790,039	18,401,911	(20)
Net interest margin	6.65%	6.39	4
Net loan charge-offs	$214,718	284,904	(25)
As a percentage of average total loans	1.58%	1.80	(12)
At year end
Loans, net of unearned income	$12,543,776	15,506,564	(19)
Allowance for loan losses	313,762	402,960	(22)
As a percentage of total loans	2.50%	2.60	(4)
Assets	$13,534,395	18,178,117	(26)
Total stockholders’ equity	13,502,443	18,121,873	(25)
Total nonaccrual loans and foreclosed assets	356,019	372,717	(4)
As a percentage of total loans	2.84%	2.40	18
Loans 90 days or more past due and still accruing (1) (2)	$38,096	36,965	3

(1)	Revised to correct previously reported amount.
(2)	The carrying value of purchased credit-impaired (PCI) loans contractually 90 days or more past due is excluded. These PCI loans are considered to be accruing due to the existence of the accretable yield and not based on consideration given to contractual interest payments.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with selected consolidated financial data set forth in Part II, Item 6 and our audited consolidated financial statements and related notes included in Part IV, Item 15 of this Report.

OVERVIEW

Wachovia Funding is engaged in acquiring, holding and managing domestic real estate-related assets and other authorized investments that generate net income for distribution to our shareholders. We are classified as a real estate investment trust (REIT) for income tax purposes. As of December 31, 2011, we had $13.5 billion in assets, which included $12.5 billion in loans.

We are a direct subsidiary of Wachovia Preferred Holding and an indirect subsidiary of Wells Fargo and the Bank. At December 31, 2011, the Bank was considered “well-capitalized” under risk-based capital guidelines issued by federal banking regulators.

REIT Tax Status

For the tax year ending December 31, 2011, we expect to be taxed as a REIT, and we intend to comply with the relevant provisions of the Code to be taxed as a REIT. These provisions for qualifying as a REIT for federal income tax purposes are complex, involving many requirements, including among others, distributing the majority of our earnings to shareholders and satisfying certain asset, income and stock ownership tests. To the extent we meet those provisions, with the exception of the income of our taxable REIT subsidiary, we will not be subject to federal income tax on net income. We currently believe that we continue to satisfy each of these requirements and therefore continue to qualify as a REIT. We continue to monitor each of these complex tests.

In the event we do not continue to qualify as a REIT, we believe there should be minimal adverse effect of that characterization to us or to our shareholders:

•	From a shareholder’s perspective, the dividends we pay as a REIT are ordinary income not eligible for the dividends received deduction for corporate shareholders or for the favorable maximum 15% rate applicable to qualified dividends received by non-corporate taxpayers. If we were not a REIT, dividends we pay generally would qualify for the dividends received deduction and the favorable tax rate applicable to non-corporate taxpayers.

•

In addition, we would no longer be eligible for the dividends paid deduction, thereby creating a tax liability for us. Wells Fargo agreed to make, or cause its subsidiaries to make, a capital contribution to us equal in amount to any income taxes payable by us. Therefore, we believe a failure to qualify as a REIT would not result in any net capital impact to us.

Financial Performance

Our 2011 results were strong despite a decline in total assets during the year, with improved credit quality. Our 2011 net income was $795.6 million, up 3% from 2010, and diluted earnings per common share were $6.12, up 5% from a year ago. Our net income growth from 2010 was primarily driven by a lower provision for credit losses and lower noninterest expense, which more than offset lower interest and noninterest income.

Loans

Total loans, which include loans and loan participation interests, were $12.5 billion at December 31, 2011, down from $15.5 billion at December 31, 2010. Loans represented approximately 93% and 85% of assets at December 31, 2011 and December 31, 2010, respectively. During 2011, we accumulated high levels of cash on our balance sheet as a result of higher than expected loan pay-down rates and a temporary suspension in the level of reinvestments in loan participations. In order to maintain real estate assets greater than 80% of total assets to continue to qualify for the exemption from registration under the Investment Company Act, our board of directors declared a special capital distribution to holders of our common stock which reduced our excess cash balances. This temporary suspension in the level of reinvestment of pay-downs and distribution of excess cash was the primary contributor to the overall year over year decline in total loans. In fourth quarter 2011, we resumed reinvesting loan pay-downs in loan participations by purchasing $648.8 million of consumer loans from the Bank, which were our total purchases for 2011. We continued reinvesting loan pay-downs in first quarter 2012 through purchase of $943.5 million of consumer loans from the Bank. In 2010, we purchased $3.2 billion of consumer loans from the Bank. If in future periods we do not reinvest loan pay-downs at anticipated levels, management may request our board of directors to consider an additional return of capital to holders of our common stock.

Certain loans acquired by Wells Fargo in the Wachovia acquisition completed on December 31, 2008, including loans held by Wachovia Funding, had evidence of credit deterioration since origination and it was probable that we would not collect all contractual principal and interest. These purchased credit-impaired (PCI) loans were recorded at fair value with no carryover of the related allowance for loan losses. PCI loans were less than 1 percent of total loans at both December 31, 2011 and 2010.

Nonaccrual loans at December 31, 2011 were $349.1 million, down from $366.8 million at December 31, 2010. The decrease in nonaccrual loans from December 31, 2010 largely reflected a decrease in loan portfolios and loans entering nonaccrual status as well as increasing levels of nonaccrual loan resolutions.

We believe it is important to maintain a well controlled operating environment and manage risks inherent in our business. We manage our credit risk by setting what we believe are sound credit policies for acquired loans, while monitoring and reviewing the performance of our loan portfolio.

Capital Distributions

Distributions made to holders of our preferred securities totaled $184.0 million in 2011, which included $54.4 million in dividends paid on our Series A preferred securities held by non-affiliated investors. Distributions on preferred stock were $185.9 million in 2010, which included $54.4 million in dividends on our Series A preferred securities.

Distributions made to holders of our common stock totaled $5.2 billion in 2011, which included $731.0 million in dividends and $4.5 billion of special capital distributions.

Earnings Performance

Net income available to common stockholders

For 2011, net income available to common stockholders was $611.6 million compared with $583.6 million in 2010 and $707.0 million in 2009. The increase from 2010 was primarily attributable to lower provision for credit losses, partially offset by a decline in interest income and lower noninterest income.

Interest Income

Interest income is the interest earned on loans and other interest-earning assets. The average yield is total interest income as a percentage of average interest-earning assets. Interest income and average yield are significantly influenced by the mix and overall size of our earning asset portfolio. In addition, some sources of interest income, such as the accretion of discounts on purchased loans, varied from period to period based on loan pay-down and pay-off activity. In 2011 and 2010, interest income included $201.9 million and $234.2 million, respectively of discount accretion. Interest income was $991.1 million in 2011, compared with $1.2 billion in 2010 and $1.2 billion in 2009. The average yield was 6.65% in 2011, up 26 basis points from 6.39% in 2010 and 2010 was up 19 basis points from 6.20% in 2009 on average earning assets of $14.9 billion, $18.4 billion and $18.8 billion for 2011, 2010 and 2009, respectively.

The decline in interest income in 2011 from 2010 was largely due to a decline in the average balance and yields on real estate 1-4 family loans, partially offset by an increase in the average yield on total interest-earning assets. Average real estate 1-4 family loans decreased during 2011 primarily due to continued loan pay-downs, charge-offs, and loan sales outpacing new loan purchases. However, on average the real estate 1-4 family loans represented a higher percentage of the mix of earning assets in 2011 than in 2010, which increased the overall yield of earning assets for 2011.

The increase in interest income in 2010 from 2009 was due primarily to a higher average yield on total interest-earning assets, partially offset by lower average interest-earning assets. The average yield on total interest-earning assets was 6.39% in 2010 compared with 6.20% in 2009. The overall increase in the average yield on interest-earning assets was primarily attributable to an increase in the accretion of discounts on purchased real estate 1-4 loans, partially offset by a lower mix of average commercial and real estate 1-4 family loans to total average interest-earning assets. In 2010 and 2009, interest income included $234.2 million and $124.0 million, respectively of discount accretion. The increase in discount accretion was primarily driven by (i) an acceleration of accretion due to loan pay-downs or loan pay-offs attributable to loan refinancing activity and (ii) an increase in amount of accretable discount in 2010 resulting from consumer loan purchases.

Table 1 presents the components of earning assets and related average yield to provide a more meaningful analysis of year-over-year changes that influenced interest income. We allocate the changes in interest income to changes in either average balances or average interest rates. Because of the numerous simultaneous volume and rate changes during any period, it is not possible to precisely allocate such changes between volume and rate. For this table, changes that are not solely due to either volume or rate are allocated to these categories in proportion of the percentage changes in average volume and average interest rate. The dollar amount of change in interest income related to our interest-earning assets for the years ended December 31, 2011 and 2010 is presented in Table 2.

Table 1: Interest Income

	Year ended December 31,

	2011			2010

(in thousands)	Average balance	Interest income	Yields	Average balance	Interest income	Yields

Commercial loans (1)	$1,466,423	34,114	2.33%	$1,787,851	44,582	2.49%
Real estate 1-4 family loans	12,121,344	956,292	7.89	14,043,005	1,126,280	8.02
Interest-bearing deposits in banks and other interest-earning assets	1,315,025	666	0.05	2,522,215	1,279	0.05

Total interest-earning assets	$14,902,792	991,072	6.65%	$18,353,071	1,172,141	6.39%

(1)	2011 and 2010 include taxable-equivalent adjustments.

	Year ended December 31,

	2009			2008

(in thousands)	Average balance	Interest income	Yields	Average balance	Interest income	Yields

Commercial loans	$2,204,638	56,113	2.55%	$2,848,256	130,127	4.57%
Real estate 1-4 family loans	14,905,900	1,104,451	7.41	13,498,319	1,011,162	7.49
Interest-bearing deposits in banks and other interest-earning assets	1,641,713	1,358	0.08	1,592,639	30,892	1.94

Total interest-earning assets	$18,752,251	1,161,922	6.20%	$17,939,214	1,172,181	6.53%

	Year ended December 31,

			2007

(in thousands)	Average balance	Interest income	Yields

Commercial loans	$3,388,175	230,393	6.80%
Real estate 1-4 family loans	13,329,594	919,012	6.89
Interest-bearing deposits in banks and other interest-earning assets	1,531,125	78,511	5.13

Total interest-earning assets	$18,248,894	1,227,916	6.73%

Table 2: Analysis of Changes in Interest Income

	Year ended December 31,

	2011 over 2010			2010 over 2009

	Interest income	Variance attributable to		Interest income	Variance attributable to

(in thousands)	variance	Rate	Volume	variance	Rate	Volume

Commercial loans	$(10,468)	(2,722)	(7,746)	(11,531)	(1,030)	(10,501)
Real estate 1-4 family loans	(169,988)	(17,124)	(152,864)	21,829	88,400	(66,571)
Interest-bearing deposits in banks and other interest-earning assets	(613)	(1)	(612)	(79)	(666)	587

Total interest-earning assets	$(181,069)	(19,847)	(161,222)	10,219	86,704	(76,485)

Interest Expense

Wachovia Funding has a $1.0 billion line of credit with the Bank, and our subsidiaries WREIC and WPR have lines of credit with the Bank of $1.0 billion and $200.0 million, respectively. Based on sufficient levels of cash and cash equivalents, we did not borrow on our line of credit in 2011 or 2010; accordingly, we did not incur interest expense during these periods. Interest expense was $380 thousand in 2009.

Provision for Credit Losses

Provision for credit losses was $131.3 million in 2011, compared with $354.0 million for 2010 and $217.6 million in

2009. Primary drivers of the 2011 provision reduction were decreased net charge-offs and improvement in the credit quality of the portfolios and related loss estimates as seen in lower delinquent loan levels. As a result, 2011 experienced an allowance release while 2010 and 2009 included an allowance build. Please refer to the “—Balance Sheet Analysis and Risk Management—Allowance for Credit Losses” sections in this Report for further information on the allowance for loan losses.

Noninterest Income

Noninterest income was $1.5 million in 2011, $20.9 million in 2010 and $5.3 million in 2009 and primarily consists of gains (losses) on loans sales to affiliates and gains on interest rate swaps. We recognized a loss of $128 thousand and a gain of $17.7 million on loan sales to affiliates in 2011 and 2010, respectively. In 2010, the gain on sale was primarily attributable to a commercial loan participation sold to the Bank. Interest rate swaps gains were $302 thousand in 2011, $2.5 million in 2010 and $4.1 million in 2009. Our interest rate swaps lose value in an increasing rate environment and gain value in a declining rate environment. The lower gains in 2011 compared with 2010 and 2009 is primarily attributable to a lower magnitude of interest rate decreases coupled with a shorter interest rate swap duration. The interest rate swaps terminate in June 2012. Included in gain on interest rate swaps was expense associated with derivative cash collateral received of $92 thousand, $275 thousand and $360 thousand in 2011, 2010 and 2009, respectively.

Noninterest Expense

Noninterest expense was $65.5 million in 2011, compared with $68.6 million in 2010 and $80.0 million in 2009. Noninterest expense primarily consists of loan servicing costs, and to a lesser extent, management fees and other expenses.

Loan servicing costs were $47.8 million, $59.1 million and $66.0 million in 2011, 2010 and 2009, respectively. The decrease in these costs each year reflected a decrease in the commercial and consumer loan portfolios and were also driven by the size and mix of our loan portfolio.

Management fees were $6.4 million in 2011, compared with $4.6 million in 2010 and $10.2 million in 2009. The increase in management fees in 2011 compared with 2010 related to inclusion of certain technology system and support expenses in the expense base subject to allocation starting in 2011.

Foreclosed assets expense was $8.3 million in 2011, $3.4 million in 2010 and $2.8 million in 2009. These increases in foreclosure-related costs were mainly attributable to an increase in the volume of loans going into foreclosure.

Income Tax Expense

Income tax expense, which is based on the pre-tax income of WPR, our taxable REIT subsidiary, was $223 thousand, $918 thousand and $1.6 million in 2011, 2010 and 2009, respectively. WPR holds our interest rate swaps as well as certain cash investments.

Balance Sheet Analysis

Total Assets

Our assets primarily consist of commercial and consumer loans, although we have the authority to hold assets other than loans. Total assets were $13.5 billion at December 31, 2011, compared with $18.2 billion at December 31, 2010. The decrease in total assets was primarily attributable to a $1.6 billion decrease in cash and cash equivalents and a $3.0 billion decrease in loans, net of unearned income. The corresponding decrease was primarily a $4.5 billion reduction in additional paid-in capital, reflecting the special capital distributions paid to common shareholders in 2011. Loans, net of unearned income were 93% of total assets at December 31, 2011, compared with 85% at December 31, 2010.

Cash and Cash Equivalents

Cash and cash equivalents decreased $1.6 billion to $1.2 billion at December 31, 2011, compared with $2.8 billion at December 31, 2010. The decrease in 2011 was attributable to the special capital distributions paid to common shareholders and a loan purchase, partially offset by loan pay-downs and pay-offs and cash provided by operating activities.

Loans

Loans, net of unearned income decreased $3.0 billion to $12.5 billion at December 31, 2011, compared with $15.5 billion at December 31, 2010, primarily reflecting pay-downs, charge-offs and loan sales across the entire portfolio, partially offset by a loan purchase. In 2011 and 2010, we purchased consumer loans from the Bank at an estimated fair value of $648.8 million and $3.2 billion, respectively. At December 31, 2011 and December 31, 2010, consumer loans represented 89% and 90% of loans, respectively, and commercial loans represented the balance of our loan portfolio.

Allowance for Loan Losses

The allowance for loan losses decreased $89.2 million to $313.8 million at December 31, 2011, from $403.0 million at December 31, 2010. This allowance decrease was primarily due to improvement in consumer delinquency levels and declining balances in the loan portfolio.

At December 31, 2011, the allowance for loan losses included $290.8 million for consumer loans and $23.0 million for commercial loans. The total allowance reflects management’s estimate of credit losses inherent in the loan portfolio at the balance sheet date. The “—Risk Management—Allowance for Credit Losses” section in this Report describes how management estimates the allowance for loan losses and the allowance for unfunded credit commitments.

Interest Rate Swaps

Interest rate swaps are carried at fair value, which resulted in a net asset position of $1.0 million at both December 31, 2011 and 2010. They terminate in June 2012.

Accounts Receivable/Payable—Affiliates, Net

The accounts payable and receivable from affiliates result from intercompany transactions related to net loan pay-downs, interest receipts, and other transactions with the Bank.

Risk Management

We use Wells Fargo’s risk management framework to manage our credit, interest rate, market and liquidity risks. The following discussion highlights this framework as it relates to how we manage each of these risks.

Credit Risk Management

Table 3: Total Loans Outstanding by Portfolio

Segment and Class of Financing Receivable

(in thousands)	Dec. 31, 2011	Dec. 31, 2010

Commercial:
Commercial and industrial	$287,174	209,818
Real estate mortgage	1,015,087	1,267,350
Real estate construction	45,887	76,033

Total commercial	1,348,148	1,553,201

Consumer:
Real estate 1-4 family first mortgage	7,945,746	9,886,833
Real estate 1-4 family junior lien mortgage	3,249,882	4,066,530

Total consumer	11,195,628	13,953,363

Total loans	$12,543,776	15,506,564

We employ various credit risk management and monitoring activities to mitigate risks associated with multiple risk factors affecting loans we hold or plan to acquire including:

—	Loan concentrations and related credit quality
—	Counterparty credit risk
—	Economic and market conditions
—	Legislative or regulatory mandates
—	Changes in interest rates
—	Merger and acquisition activities
—	Reputation risk

Our credit risk management process is governed centrally, but provides for decentralized management and accountability by our lines of business. Our overall credit process includes comprehensive credit policies, disciplined credit underwriting, frequent and detailed risk measurement and modeling, extensive credit training programs, and a continual loan review and audit process.

A key to our credit risk management is adhering to a well controlled underwriting process, which we believe is appropriate for the needs of our customers as well as investors who purchase the loans or securities collateralized by the loans. Our underwriting and periodic review of loans collateralized by residential real property includes appraisals or estimates from automated valuation models (AVMs) to support property values. AVMs are computer-based tools used to estimate the market value of homes. AVMs are a lower-cost alternative to appraisals and support valuations of large numbers of properties in a short period of time using market comparables and price trends for local market areas. The primary risk associated with the use of AVMs is that the value of an individual property may vary significantly from the average for the market area. We have processes to periodically validate AVMs and specific risk management guidelines addressing the circumstances when AVMs may be used. AVMs are generally used in underwriting to support property values on loan originations only where the loan amount is under $250,000. We generally require property visitation appraisals by a qualified independent appraiser for larger residential property loans.

We continue to modify real estate 1–4 family mortgage loans to assist homeowners and other borrowers in the current difficult economic cycle. Loans are underwritten at the time of the modification in accordance with underwriting guidelines established for governmental and proprietary loan modification programs. As a participant in the U.S. Treasury’s Making Home Affordable (MHA) programs, we are focused on helping customers stay in their homes. The MHA programs create a standardization of modification terms including incentives paid to borrowers, servicers, and investors. MHA includes the Home Affordable Modification Program (HAMP) for first lien loans and the Second Lien Modification Program (2MP) for junior lien loans. Under both our proprietary programs and the MHA programs, we may provide concessions such as interest rate reductions, forbearance of principal, and in some cases, principal forgiveness. These programs generally include trial periods of three to four months, and after successful completion and compliance with terms during this period, the loan is considered to be modified. During both the trial payment period and/or permanent modification period, the loan is accounted for as a troubled debt restructured (TDR) loan. See Note 2 (Loans and Allowance for Credit Losses) to Financial Statements in this Report for discussion on how we determine the allowance attributable to our modified residential real estate portfolios.

We continually evaluate and modify our credit policies to address appropriate levels of risk. Measuring and monitoring our credit risk is an ongoing process that tracks delinquencies, collateral values, Fair Isaac Corporation (FICO) scores, economic trends by geographic areas, loan-level risk grading for certain portfolios (typically commercial) and other indications of credit risk. Our credit risk monitoring process is designed to enable early identification of developing risk and to support our determination of an adequate allowance for credit losses. The following analysis reviews the relevant concentrations and certain credit metrics of our significant portfolios. See Note 2 (Loans and Allowance for Credit Losses) to Financial Statements in this Report for more analysis and credit metric information.

By the nature of our status as a REIT, the composition of the loans underlying the participation interests are highly concentrated in real estate.

The Bank and/or other Wells Fargo affiliates act as servicer to our loan portfolio, including our consumer real estate loans. The Board of Governors of the Federal Reserve

System Bank (FRB) and the Office of the Comptroller of the Currency (OCC) made public April 13, 2011, consent orders that require Wells Fargo and the Bank to correct deficiencies in residential mortgage loan servicing and foreclosure practices that were identified by the FRB and OCC in their review of foreclosure practices at large mortgage servicers conducted in fourth quarter 2010. Wells Fargo and the Bank have been working with regulators for an extended period on servicing improvements and have already instituted enhancements that will result from the expanded servicing responsibilities outlined in the consent orders. Penalties have been assessed against Wells Fargo and the Bank pursuant to these consent orders and will be settled as part of the settlement in principle announced on February 9, 2012 described below. These consent orders and related penalties will not have an adverse effect on our financial condition or loan portfolio.

On February 9, 2012, a federal/state settlement in principle was announced among various federal regulatory agencies and departments, a task force of Attorneys General representing 49 states, Wells Fargo and the Bank, and four other servicers related to investigations of mortgage industry servicing and foreclosure practices. Under the settlement in principle and other related settlements and consent order, the terms of which do not become final until approval of the settlement agreement by the U.S. District Court, Wells Fargo and the Bank have agreed to programmatic commitments that will provide, among other things, greater principal forgiveness and other forms of relief to eligible troubled borrowers and will allow interest rate refinancing reductions for borrowers with limited or negative equity but who otherwise are in good standing as to their payment history. We hold some loans that are subject to these programmatic commitments. The financial impact of the settlement in principle to Wachovia Funding is not expected to be material because any related costs are already appropriately covered in our allowance for credit losses and in the nonaccretable difference relating to purchased credit-impaired loans or we believe the prospective interest income impact of a rate reduction will not be material for loans eligible for the rate refinancing program. In addition, our loan participation and servicing agreements with the Bank include covenants by the Bank to hold us harmless from any claims, causes of action, suits, damages and costs and expenses (including reasonable attorneys’ fees) arising from any unlawful act or omission occurring intentionally or unintentionally in connection with the loan products, loan applications, closings, dispositions, and servicing arising under or with respect to any of the loan participations in our portfolio.

The following table is a summary of the geographical distribution of our loan portfolio for the top five states by loans outstanding.

Table 4: Loan Portfolio by Geography

	December 31, 2011

(in thousands)	Commercial	Real estate 1-4 family first mortgage	Real estate 1-4 family junior lien mortgage	Total	% of total loans

Florida	$332,002	989,417	456,049	1,777,468	14%
New Jersey	234,321	804,048	671,285	1,709,654	14
Pennsylvania	101,895	970,241	537,651	1,609,787	13
North Carolina	227,267	795,916	260,606	1,283,789	10
Virginia	210,310	579,096	333,969	1,123,375	9
All other states	242,353	3,807,028	990,322	5,039,703	40

Total loans	$1,348,148	7,945,746	3,249,882	12,543,776	100%

The following table is a summary of our commercial and industrial loans by industry.

Table 5: Commercial and Industrial Loans by Industry

	December 31, 2011

(in thousands)	Total	% of total loans

Finance and insurance	$170,251	59%
Other services (except public administration)	41,898	15
Real estate-other (1)	31,389	11
Manufacturing	23,544	8
Wholesale trade	6,045	2
Healthcare and social assistance	5,945	2
Construction	2,802	1
Agriculture, forestry, fishing and hunting	1,514	1
Other	3,786	1

Total loans	$287,174	100%

(1)  Includes lessors, building operators and real estate agents.

The following table is a summary of CRE loans by state and property type.

Table 6: CRE Loans by State and Property Type

	December 31, 2011

(in thousands)	Real estate mortgage	Real estate construction	Total	% of total loans

By state:
Florida	$282,794	21,300	304,094	29%
North Carolina	213,736	7,653	221,389	21
New Jersey	181,117	2,149	183,266	17
Pennsylvania	80,325	2,758	83,083	8
South Carolina	59,257	408	59,665	6
All other states	197,858	11,619	209,477	19

Total loans	$1,015,087	45,887	1,060,974	100%

By property:
Office buildings	$260,538	15	260,553	25%
Industrial/warehouse	199,717	1,119	200,836	19
Retail (excluding shopping center)	161,735	2,297	164,032	15
Shopping center	115,081	-	115,081	11
Hotel/motel	86,624	212	86,836	8
Real estate - other	76,415	6,868	83,283	8
Apartments	51,079	9,396	60,475	6
Institutional	47,806	-	47,806	4
Land (excluding 1-4 family)	9,600	21,624	31,224	3
Other	6,492	4,356	10,848	1

Total loans	$1,015,087	45,887	1,060,974	100%

The following table is a summary of real estate 1-4 family mortgage loans by state and combined loan-to-value (CLTV) ratio.

Table 7: Real Estate 1-4 Family Mortgage Loans by State and CLTV

	December 31, 2011

(in thousands)	Real estate 1-4 family mortgage	Current CLTV ratio (1)

Pennsylvania	$1,507,892	66%
New Jersey	1,475,333	71
Florida	1,445,466	91
North Carolina	1,056,522	72
Virginia	913,065	71
All other states	4,797,350	73

Total loans	$11,195,628

(1)	Collateral values are generally determined using AVMs and are updated quarterly. AVMs are computer-based tools used to estimate market values of homes based on processing large volumes of market data including market comparables and price trends for local market areas.

HOME EQUITY PORTFOLIOS Our home equity portfolio includes real estate 1-4 family junior lien mortgages secured by real estate. The majority of our junior lien loan products are amortizing payment loans with fixed interest rates and repayment periods between 5 to 30 years. Junior lien loans with balloon payments at the end of the repayment term represent a small portion of our junior lien loans.

The following table includes annual data, by geographical area, for our home equity portfolio, which reflected the largest portion of our credit losses in 2011 and 2010.

Table 8: Home Equity Portfolio (1)

	Outstanding balance		% of loans two payments or more past due		Loss rate

	December 31,		December 31,		December 31,

(in thousands)	2011	2010	2011	2010	2011	2010

New Jersey	$668,234	833,984	5.69%	4.73	3.82	3.22
Pennsylvania	534,996	681,232	3.90	3.52	2.19	1.63
Florida	453,952	568,037	5.66	6.72	7.47	9.66
Virginia	332,236	410,781	3.12	3.72	2.53	3.82
North Carolina	257,958	328,089	3.83	3.66	2.82	2.48
Other	985,059	1,220,888	4.86	4.55	3.72	3.97

Total	$3,232,435	4,043,011	4.73	4.56	3.82	4.07

(1)  Consists of real estate 1-4 family junior lien mortgages, excluding PCI loans of $17,447 at December 31, 2011 and $23,519 at December 31, 2010.

NONACCRUAL LOANS AND FORECLOSED ASSETS We generally place loans on nonaccrual status when:

•	the full and timely collection of interest or principal becomes uncertain (generally based on an assessment of the borrower’s financial condition and the adequacy of collateral, if any);
•	they are 90 days (120 days with respect to real estate 1-4 family first and junior lien mortgages) past due for interest or principal, unless both well-secured and in the process of collection; or
•	part of the principal balance has been charged off and no restructuring has occurred.

Table 9 provides the comparative data for nonaccrual loans and foreclosed assets. Foreclosed assets increased to $6.9 million at December 31, 2011 from $5.9 million at December 31, 2010 due to additional loans migrating into foreclosure partially offset by sales to third parties and the Bank in 2011.

Table 9: Nonperforming Assets (Nonaccrual Loans and Foreclosed Assets)

(in thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011

Nonaccrual loans:
Commercial:
Commercial and industrial	$-	-	900	901
Real estate mortgage	21,132	25,834	21,799	22,454
Real estate construction	251	263	563	442

Total commercial	21,383	26,097	23,262	23,797

Consumer:
Real estate 1-4 family first mortgage	228,363	212,626	231,414	222,843
Real estate 1-4 family junior lien mortgage	99,347	102,763	108,520	107,812

Total consumer	327,710	315,389	339,934	330,655

Total nonaccrual loans	349,093	341,486	363,196	354,452

Foreclosed assets	6,926	7,418	3,527	8,774

Total nonperforming assets	$356,019	348,904	366,723	363,226

As a percentage of total loans	2.84%	2.73	2.71	2.54

Table 10: Analysis of Changes in Nonaccrual Loans

	Quarter ended

(in thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011

Commercial nonaccrual loans
Balance, beginning of quarter	$26,097	23,262	23,797	24,311
Inflows	1,469	3,268	888	1,409
Outflows	(6,183)	(433)	(1,423)	(1,923)

Balance, end of quarter	21,383	26,097	23,262	23,797

Consumer nonaccrual loans
Balance, beginning of quarter	315,389	339,934	330,655	342,515
Inflows (1)	109,847	87,055	96,860	102,183
Outflows (1):
Returned to accruing	(51,317)	(67,175)	(32,658)	(61,060)
Foreclosures	(1,946)	(2,233)	(5,984)	(4,072)
Charge-offs	(37,660)	(29,594)	(31,697)	(41,226)
Payment, sales and other	(6,603)	(12,598)	(17,242)	(7,685)

Total outflows	(97,526)	(111,600)	(87,581)	(114,043)

Balance, end of quarter	327,710	315,389	339,934	330,655

Total nonaccrual loans	$349,093	341,486	363,196	354,452

(1)  Amounts for the periods prior to the quarter ended December 31, 2011 have been revised to correct previously reported amounts.

Typically, changes to nonaccrual loans period-over-period represent inflows for loans that reach a specified past due status, offset by reductions for loans that are charged off, sold, transferred to foreclosed assets, or are no longer classified as nonaccrual as a result of continued performance and an improvement in the borrower’s financial condition and loan repayment capabilities.

Nonaccrual loans decreased to $349.1 million at December 31, 2011, from $366.8 million at December 31, 2010. The decrease was primarily related to consumer real estate 1-4 family mortgage loans, largely reflecting an overall decrease in loans entering nonaccrual status in part due to improvements in delinquency performance.

If interest due on all nonaccrual loans (including loans that were, but are no longer on nonaccrual at year end) had been accrued under the original terms, approximately $26.5 million of interest would have been recorded as income in 2011, compared with $2.5 million recorded as interest income.

TROUBLED DEBT RESTRUCTURINGS (TDRs)

The following table provides information regarding the recorded investment of loans modified in TDRs.

Table 11: Troubled Debt Restructurings (TDRs)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(in thousands)	2011	2011	2011	2011

Commercial TDRs:
Commercial and industrial	$-	-	-	-
Real estate mortgage	2,470	2,582	2,426	2,439
Real estate construction	-	-	-	-

Total commercial TDRs	2,470	2,582	2,426	2,439

Consumer TDRs: (1)
Real estate 1-4 family first mortgage	191,773	179,694	162,459	133,355
Real estate 1-4 family junior lien mortgage	111,463	109,645	103,765	92,213
Trial modifications (2)	21,369	20,373	28,259	27,488

Total consumer TDRs	324,605	309,712	294,483	253,056

Total TDRs	$327,075	312,294	296,909	255,495

TDRs on nonaccrual status	$85,733	87,368	106,155	78,139
TDRs on accrual status	241,342	224,926	190,754	177,356

Total TDRs	$327,075	312,294	296,909	255,495

(1)	Amounts for the periods prior to the quarter ended December 31, 2011 have been revised to report net of purchase discount.
(2)	Based on clarifying guidance from the SEC received in December 2011, we classify trial modifications as TDRs at the beginning of the trial period. For many of our consumer real estate modification programs, we may require a borrower to make trial payments generally for a period of three to four months. Prior to the SEC clarification, we classified trial modifications as TDRs once a borrower successfully completed the trial period in accordance with the terms.

Table 12: Analysis of Changes in TDRs

	Quarter ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(in thousands)	2011	2011	2011	2011

Commercial TDRs:
Balance, beginning of quarter	$2,582	2,426	2,439	2,454
Inflows	-	156	-	2
Outflows	(112)	-	(13)	(17)

Balance, end of quarter	2,470	2,582	2,426	2,439

Consumer TDRs: (1)
Balance, beginning of quarter	309,712	294,483	253,056	220,468
Inflows	27,840	42,219	52,207	44,766
Outflows:
Charge-offs	(6,618)	(5,621)	(3,020)	(3,442)
Foreclosures	-	(36)	(230)	(26)
Payments, sales and other (2)	(7,325)	(13,447)	(8,301)	(11,218)
Net change in trial modifications (3)	996	(7,886)	771	2,508

Total outflows	(12,947)	(26,990)	(10,780)	(12,178)

Balance, end of quarter	324,605	309,712	294,483	253,056

Total TDRs	$327,075	312,294	296,909	255,495

(1)	Amounts for the periods prior to the quarter ended December 31, 2011 have been revised to report net of purchase discount.
(2)	Other outflows include normal amortization/accretion of loan basis adjustments.
(3)	Net change in trial modifications represents inflows of new TDRs entering trial payment period, and outflows of modifications that successfully perform and enter into a permanent modification or do not perform according to the terms of the trial period plan, and as a result are charged-off or moved to foreclosure. Our recent experience is that most of the mortgages that enter a trial payment period program are successful in completing the program requirements.

Table 11 provides information regarding the recorded investment of loans modified in TDRs. Table 12 provides an analysis of the changes in TDRs. There were no revisions required for amounts previously reported to reflect the retrospective adoption from the beginning of 2011 for ASU 2011-2, which clarified guidance for classifying modifications as TDRs. This new guidance specifically clarifies, among other things, the definition of a concession, including how to evaluate modified loan terms against terms that would be commensurate for loans with similar credit risk. For our commercial loan modifications, we do not typically modify principal through forgiveness or forbearance or reduce the contractual interest rate. In fact, in many cases, we obtain higher rates of interest, additional collateral or guarantor support, or other improvements to the terms. The allowance for loan losses for TDRs was $104.3 million and $51.9 million at December 31, 2011 and 2010, respectively. See Note 2 (Loans and Allowance for Credit Losses) to Financial Statements in this Report for more information.

We do not forgive principal for a majority of our TDRs, but in those situations where principal is forgiven, the entire amount of such principal forgiveness is immediately charged off to the extent not done so prior to the modification. We sometimes delay the timing on the repayment of a portion of principal (principal forbearance) and charge off the amount of forbearance if that amount is not considered fully collectible.

Our nonaccrual policies are generally the same for all loan types when a restructuring is involved. We underwrite loans at the time of restructuring to determine whether there is sufficient evidence of sustained repayment capacity based on the borrower’s documented income, debt to income ratios, and other factors. Loans lacking sufficient evidence of sustained repayment capacity at the time of modification are charged down to the fair value of the collateral, if applicable. For an accruing loan that has been modified, if the borrower has demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the restructured terms, the loan will remain in accruing status. Otherwise, the loan will be placed in nonaccrual status until the borrower demonstrates a sustained period of performance, generally six consecutive months of payments, or equivalent, inclusive of consecutive payments made prior to modification. Loans will also be placed on nonaccrual, and a corresponding charge-off is recorded to the loan balance, if we believe that principal and interest contractually due under the modified agreement will not be collectible.

LOANS 90 DAYS OR MORE PAST DUE AND STILL ACCRUING

Certain loans 90 days or more past due as to interest or principal are still accruing, because they are (1) well-secured and in the process of collection or (2) real estate 1-4 family mortgage loans exempt under regulatory rules from being classified as nonaccrual until later delinquency, usually 120 days past due. PCI loans of $7.6 million at December 31, 2011, and $10.9 million at December 31, 2010, are excluded from this disclosure even though they are 90 days or more contractually past due. These PCI loans are considered to be accruing due to the existence of the accretable yield and not based on consideration given to contractual interest payments.

The increase in loans 90 days or more past due and still accruing from December 31, 2010 to December 31, 2011 was primarily related to an increase in CRE (one loan) and a slight increase in real estate 1-4 family junior lien mortgage, partially offset by a reduction in real estate 1-4 family first mortgage. Table 13 reflects loans 90 days or more past due and still accruing.

Table 13: Loans 90 Days or More Past Due and Still Accruing

(in thousands)	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010
Commercial:
Commercial and industrial	$-	-	2	6	1
Real estate mortgage (1)	1,596	1,483	3,418	-	-
Real estate construction	-	-	-	-	-
Total commercial	1,596	1,483	3,420	6	1
Consumer:
Real estate 1-4 family first mortgage	21,008	20,519	19,958	13,476	22,319
Real estate 1-4 family junior lien mortgage	15,492	13,688	10,449	13,700	14,645
Total consumer	36,500	34,207	30,407	27,176	36,964
Total	$38,096	35,690	33,827	27,182	36,965
(1)	Revised to correct previously reported amount for December 31, 2010.

NET CHARGE-OFFS

Table 14: Net Charge-offs

	Year ended		Quarter ended
	December 31,		December 31,		September 30,		June 30,		March 31,
($ in thousands)	Net loan charge- offs	% of avg. loans	Net loan charge- offs	% of avg. loans (1)	Net loan charge- offs	% of avg. loans (1)	Net loan charge- offs	% of avg. loans (1)	Net loan charge- offs	% of avg. loans (1)

2011
Total commercial	$745	0.05%	$586	0.17%	$85	0.02%	$116	0.03%	$(42)	(0.01	) %
Total consumer	213,973	1.77	50,121	1.79	47,108	1.60	51,380	1.66	65,364	1.99
Total	$214,718	1.58%	$50,707	1.61%	$47,193	1.42%	$51,496	1.49%	$65,322	1.78%

2010
Total commercial	$2,944	0.16%	$446	0.11%	$1,508	0.33%	$1,147	0.25%	$(157)	(0.03	) %
Total consumer	281,960	2.01	61,200	1.72	69,529	1.96	71,369	2.07	79,862	2.30
Total	$284,904	1.80%	$61,646	1.55%	$71,037	1.77%	$72,516	1.85%	$79,705	2.03%

(1) Quarterly net charge-offs (net recoveries) as a percentage of average loans are annualized.

Table 14 presents net charge-offs for the four quarters and full year of 2011 and 2010. Net charge-offs in 2011 were $214.7 million (1.58% of average total loans outstanding) compared with $284.9 million (1.80%) in 2010. Total net charge-offs decreased in 2011 in part due to lower average loan balances and as a result of modestly improving economic conditions and aggressive loss mitigation activities aimed at working with our customers through their financial challenges. The majority of losses were in consumer real estate, which has a higher concentration of home equity loans secured by properties in the eastern United States. While 2011 loss levels remained elevated, collateral value and delinquency stabilization materialized in the portfolio.

Net charge-offs in the 1-4 family first mortgage portfolio totaled $76.5 million in 2011 compared with $90.7 million in 2010. Our relatively high quality 1-4 family first mortgage portfolio continued to reflect relatively low loss rates, compared with industry trends.

Net charge-offs in the real estate 1-4 family junior lien portfolio were $137.4 million in 2011 and $191.2 million in 2010. More information about the home equity portfolio, which includes all of our real estate 1-4 family junior lien mortgage loans, is available in Table 8 in this Report.

Commercial and industrial and CRE net charge-offs in 2011 and 2010 were not significant. Although economic stress and decreased CRE values have resulted in the deterioration of our commercial and industrial and CRE credit portfolios, there have been relatively small losses. Due to the larger dollar amounts associated with individual commercial and industrial and CRE loans, loss recognition tends to be irregular and exhibits more variation than consumer loan portfolios.

ALLOWANCE FOR CREDIT LOSSES The allowance for credit losses, which consists of the allowance for loan losses and the allowance for unfunded credit commitments, is management’s estimate of credit losses inherent in the loan portfolio and unfunded credit commitments at the balance sheet date. The detail of the changes in the allowance for credit losses by portfolio segment (including charge-offs and recoveries by loan class) is in Note 2 (Loans and Allowance for Credit Losses) to Financial Statements in this Report.

We employ a disciplined process and methodology to establish our allowance for credit losses each quarter. This process takes into consideration many factors, including historical and forecasted loss trends, loan-level credit quality ratings and loan grade-specific loss factors. The process involves subjective as well as complex judgments. In addition, we review a variety of credit metrics and trends. However, these trends do not solely determine the appropriate level of the allowance as we use several analytical tools for such evaluation. For additional information on our allowance for credit losses, see the “Critical Accounting Policies – Allowance for Credit Losses” section and Note 2 (Loans and Allowance for Credit Losses) to Financial Statements in this Report.

At December 31, 2011, the allowance for credit losses totaled $313.9 million, compared with $403.6 million, at December 31, 2010. We believe the allowance for credit losses of $313.9 million at December 31, 2011, was appropriate to cover credit losses inherent in the loan portfolio, including unfunded credit commitments, at December 31, 2011. The allowance for credit losses is subject to change and considers existing factors at the time, including economic or market conditions and ongoing internal and external examination processes.

The ratio of the allowance for credit losses to total nonaccrual loans may fluctuate from period to period due to such factors as the mix of loan types in the portfolio, the amount of nonaccrual loans that have been written down to current collateral value, borrower credit strength and the value and marketability of collateral.

Total provision for credit losses was $131.3 million in 2011, $354.0 million in 2010 and $217.6 million in 2009. The 2011 provision was $83.5 million less than net charge-offs. Primary drivers of the 2011 provision reduction were decreased net charge-offs and improvement in the credit quality of the portfolios and related loss estimates as seen in lower delinquent loan levels. In 2010, the provision exceeded net charge-offs by $69.1 million. In 2009, the provision exceeded net charge-offs by $67.8 million. Primary drivers of the 2010 and 2009 provisions were credit deterioration as well as growth in TDRs.

In determining the appropriate allowance attributable to our residential real estate portfolios, we incorporate the default rates and high severity of loss for junior lien mortgages behind delinquent first lien mortgages into our forecasting calculations. In addition, the loss rates we use in determining our allowance include the impact of our established loan modification programs. When modifications occur or are probable to occur, our allowance considers the impact of these modifications, taking into consideration the associated credit cost, including re-defaults of modified loans and projected loss severity. The loss content associated with existing and probable loan modifications and junior lien mortgages behind delinquent first lien mortgages has been considered in our allowance determination methodology.

Changes in the allowance reflect changes in statistically derived loss estimates, historical loss experience, current trends in borrower risk and/or general economic activity on portfolio performance, and management’s estimate for imprecision and uncertainty, including ongoing discussions with regulatory and government agencies regarding mortgage foreclosure-related matters.

Table 15 presents an analysis of the allowance for credit losses for the last five years.

Table 15: Allowance for Credit Losses

($ in thousands)	2011	2010	2009	2008	2007
Components:
Allowance for loan losses	$313,762	402,960	337,431	269,343	93,095
Allowance for unfunded credit commitments	166	595	440	570	488

Allowance for credit losses	$313,928	403,555	337,871	269,913	93,583

Allowance for loan losses as a percentage of total loans	2.50%	2.60	2.06	1.54	0.56
Allowance for loan losses as a percentage of annualized net charge-offs	146.13	141.44	225.28	302.04	NM
Allowance for credit losses as a percentage of total loans	2.50	2.60	2.06	1.54	0.57
Allowance for credit losses as a percentage of total nonaccrual loans	89.93	110.01	162.80	NM	254.10

NM Not meaningful

Asset/Liability Management

Asset/liability management involves the evaluation, monitoring and management of interest rate risk, market risk and liquidity and funding.

INTEREST RATE RISK Interest rate risk is the sensitivity of earnings to changes in interest rates. Approximately 18% of our loan portfolio consisted of variable rate loans at December 31, 2011. In a declining rate environment, we may experience a reduction in interest income on our loan portfolio and a corresponding decrease in funds available to be distributed to our shareholders. The reduction in interest income may result from downward adjustment of the indices upon which the interest rates on loans are based and from prepayments of loans with fixed interest rates, resulting in reinvestment of the proceeds in lower yielding assets.

At December 31, 2011, approximately 82% of the balance of our loans had fixed interest rates. Such loans tend to increase our interest rate risk. We monitor the rate sensitivity of assets acquired. Our methods for evaluating interest rate risk include an analysis of interest-rate sensitivity “gap,” which is defined as the difference between interest-earning assets and interest-bearing liabilities maturing or repricing within a given time period. A gap is considered positive when the amount of interest rate-sensitive assets exceeds the amount of interest rate-sensitive liabilities. A gap is considered negative when the amount of interest rate-sensitive liabilities exceeds interest rate-sensitive assets.

During a period of rising interest rates, a negative gap would tend to adversely affect net interest income, while a positive gap would tend to result in an increase in net interest income. During a period of falling interest rates, a negative gap would tend to result in an increase in net interest income, while a positive gap would tend to affect net interest income adversely. Because different types of assets and liabilities with the same or similar maturities may react differently to changes in overall market rates or conditions, changes in interest rates may affect net interest income positively or negatively even if an institution is perfectly matched in each maturity category.

At December 31, 2011, $3.4 billion, or 25% of our assets, had variable interest rates and could be expected to reprice with changes in interest rates. At December 31, 2011, our liabilities were $32.0 million, or less than 1% of our assets, while stockholders’ equity was $13.5 billion, or greater than 99% of our assets. This positive gap between our assets and liabilities indicates that an increase in interest rates would result in an increase in net interest income and a decrease in interest rates would result in a decrease in net interest income.

Our rate-sensitive assets and liabilities at December 31, 2011, are presented in Table 16. Assets that immediately reprice are placed in the overnight column. The allowance for loan losses is not included in loans. At December 31, 2011 the fair value of the loan portfolio was $13.4 billion with fixed rate loans and loan participations of approximately $11.1 billion and variable rate loans and loan participations of approximately $2.3 billion.

Table 16: Rate-sensitive Assets and Liabilities

	December 31, 2011
(In thousands)	Overnight	Within one year	One to three years	Three to five years	Over five years	Total

Rate-sensitive assets
Interest-bearing deposits in banks	$1,186,165	-	-	-	-	1,186,165
Loans and loan participations	-	-	-	-	-	-
Fixed rate	-	47,137	221,799	322,532	9,707,099	10,298,567
Variable rate	-	448,403	324,239	219,539	1,253,028	2,245,209

Total rate-sensitive assets	$1,186,165	495,540	546,038	542,071	10,960,127	13,729,941

Total rate-sensitive liabilities	$-	-	-	-	-	-

All of our derivatives are economic hedges and none are treated as accounting hedges. In addition, all our derivatives (currently consisting of interest rate swaps) are recorded at fair value in the balance sheet. When we have more than one transaction with a counterparty and there is a legally enforceable master netting agreement between the parties, the net of the gain and loss positions are recorded as an asset or a liability in our consolidated balance sheet. Realized and unrealized gains and losses are recorded as a net gain or loss on interest rate swaps in our consolidated statement of income.

In 2001, the Bank contributed receive-fixed interest rate swaps with a notional amount of $4.25 billion and a fair value of $673.0 million to us in exchange for common stock. The unaffiliated counterparty to the receive-fixed interest rate swaps provided cash collateral to us. We pay interest to the counterparty on the collateral at a short-term interest rate. Shortly after the contribution of the receive-fixed interest rate swaps, we entered into pay-fixed interest rate swaps with a notional amount of $4.25 billion that serve as an economic hedge of the contributed swaps. All interest rate swaps are transacted with the same unaffiliated third party.

See Note 4 (Derivatives) to Financial Statements in this Report for more details.

MARKET RISK Market risk is the risk of loss from adverse changes in market prices and interest rates. Market risk arises primarily from interest rate risk inherent in lending, investment in derivative financial instruments and borrowing activities.

Due to the difference in fixed rates in our interest rate swaps, volatility is expected given certain interest rate fluctuations. If market rates were to decrease 100 basis points or 200 basis points, we would recognize short-term net gains on our interest rate swaps of $168 thousand or $337 thousand, respectively. If interest rates were to increase 100 basis points or 200 basis points, we would recognize short-term net losses on our interest rate swaps of $166 thousand or $332 thousand, respectively. These short-term fluctuations will eventually offset over the life of the interest rate swaps when held to maturity, with no change in cash flow occurring for the net positions. The changes in value of the net swap positions were calculated under the assumption there was a parallel shift in the LIBOR curve using 100 basis point and 200 basis point shifts, respectively.

LIQUIDITY AND FUNDING The objective of effective liquidity management is to ensure that we can meet customer loan requests and other cash commitments efficiently under both normal operating conditions and under unpredictable circumstances of industry or market stress. To achieve this objective, Wells Fargo’s Corporate Asset/Liability Management Committee establishes and monitors liquidity guidelines that require sufficient asset-based liquidity to cover potential funding requirements and to avoid over-dependence on volatile, less reliable funding markets.

Proceeds received from pay-downs of loans are typically sufficient to fund existing lending commitments and loan purchases. Depending upon the timing of the loan purchases, we may draw on the line of credit we have with the Bank as a short-term liquidity source. Generally, we repay these borrowings within several months as we receive cash on loan pay-downs from our loan portfolio. At December 31, 2011, there were no borrowings outstanding on our line of credit with the Bank. This line of credit was not used in 2011.

Wachovia Funding’s primary liquidity needs are to pay operating expenses, fund our lending commitments, purchase loans as the underlying loans mature or repay, and pay dividends. Operating expenses and dividends are expected to be funded through cash generated by operations or paid-in capital, while funding commitments and the acquisition of additional participation interests in loans are intended to be funded with the proceeds obtained from repayment of principal balances by individual borrowers. In 2011, we purchased $648.8 million of loan participations from the Bank. If in future periods we do not reinvest loan pay-downs at anticipated levels, management may request our board of directors to consider an additional return of capital to holders of our common stock. We expect to distribute annually an aggregate amount of dividends with respect to outstanding capital stock equal to approximately 100 percent of our REIT taxable income for federal tax purposes. Such distributions may in some periods exceed net income determined under U.S. generally accepted accounting principles (GAAP).

To the extent that we determine that additional funding is required, we could issue additional common or preferred stock, subject to any pre-approval rights of our shareholders or raise funds through debt financings, retention of cash flows or a combination of these methods. We do not have and do not anticipate having any material capital expenditures in the foreseeable future. We believe our existing sources of liquidity are sufficient to meet our funding needs. However, any cash flow retention must be consistent with the provisions of the Investment Company Act and the Code which requires the distribution by a REIT of at least 90% of its REIT taxable income, excluding capital gains, and must take into account taxes that would be imposed on undistributed income.

Except in certain circumstances, our Series A preferred securities may not be redeemed prior to December 31, 2022. Prior to that date, among other things, if regulators adopt capital standards that do not permit Wells Fargo or the Bank to treat our Series A preferred securities as Tier 1 capital, we may determine to redeem the Series A preferred securities, as provided in our certificate of incorporation. Regulatory authorities have yet to propose final regulations to implement certain capital standards required in the Dodd-Frank Act. It is possible that such capital standards, when proposed and adopted, will affect Wells Fargo’s or the Bank’s ability to treat our Series A preferred securities as Tier 1 capital. We will continue to monitor the proposed capital standards and whether such capital standards would result in our determination that a Regulatory Capital Event, as defined in our certificate of incorporation, has occurred and therefore cause the Series A preferred securities to become redeemable under their terms. Although any such redemption must be in whole for a redemption price of $25.00 per Series A security, plus all authorized, declared but unpaid dividends to the date of redemption, such event may have an adverse effect on the trading price for the Series A preferred securities.

At December 31, 2011, our liabilities principally consist of deferred income tax liabilities and other liabilities. Our certificate of incorporation does not contain any limitation on the amount or percentage of debt, funded or otherwise, we may incur, except the incurrence of debt for borrowed money or our guarantee of debt for borrowed money in excess of amounts borrowed or guaranteed. However, as part of issuing our Series A preferred securities, we have a covenant in which we agree not to incur indebtedness over 20% of our stockholders’ equity unless approved by two-thirds of the Series A preferred securities, voting as a separate class.

Critical Accounting Policy

Our significant accounting policies (see Note 1 (Summary of Significant Accounting Policies) to Financial Statements in this Report) are fundamental to understanding our results of operations and financial condition because they require that we use estimates and assumptions that may affect the value of our assets or liabilities and financial results. We have identified the accounting policy covering allowance for credit losses as particularly sensitive in terms of judgments and the extent to which estimates are used.

Management has reviewed and approved this critical accounting policy and has discussed it with the board of directors.

Allowance for Credit Losses

As a subsidiary of Wells Fargo, our loans are subject to the same analysis of the adequacy of the allowance for credit losses (ACL) applied to loans maintained in Wells Fargo’s subsidiaries, including the Bank.

The allowance for credit losses, which consists of the allowance for loan losses and the allowance for unfunded credit commitments, is management’s estimate of credit losses inherent in the loan portfolio at the balance sheet date, excluding loans carried at fair value. We develop and document our allowance methodology at the portfolio segment level. Our loan portfolio consists of a commercial loan portfolio segment and a consumer loan portfolio segment.

We employ a disciplined process and methodology to establish our allowance for credit losses. The total allowance for credit losses considers both impaired and unimpaired loans. While our methodology attributes portions of the allowance to specific portfolio segments, the entire allowance for credit losses is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments. No single statistic or measurement determines the adequacy of the allowance for credit losses.

COMMERCIAL PORTFOLIO SEGMENT The allowance for credit losses for unimpaired commercial loans is estimated through the application of loss factors to loans based on credit risk ratings for each loan. In addition, the allowance for credit losses for unfunded commitments, including letters of credit, is estimated by applying these loss factors to loan equivalent exposures. The loss factors reflect the estimated default probability and quality of the underlying collateral. The loss factors used are statistically derived through the observation of historical losses incurred for loans within each credit risk rating over a relevant specified period of time. As appropriate, we adjust or supplement these loss factors and estimates to reflect other risks that may be identified from current conditions and developments in selected portfolios.

The allowance also includes an amount for estimated credit losses on impaired loans such as nonaccrual loans and loans that have been modified in a TDR, whether on accrual or nonaccrual status.

CONSUMER PORTFOLIO SEGMENT Loans are pooled generally by product type with similar risk characteristics. Losses are estimated using forecasted losses to represent our best estimate of inherent loss based on historical experience, quantitative and other mathematical techniques over the loss emergence period. Each business group exercises significant judgment in the determination of the credit loss estimation model that fits the credit risk characteristics of its portfolio. We use both internally developed and vendor supplied models in this process. We often use roll rate or net flow models as well as econometric/statistical models for loss projections. Management must use judgment in establishing additional input metrics for the modeling processes, such as portfolio segmentation by sub-product. In addition, we establish an allowance for consumer loans modified in a TDR, whether on accrual or nonaccrual status.

The models used to determine the allowance are validated by a model validation group of Wells Fargo operating in accordance with Company policies.

OTHER ACL MATTERS The allowance for credit losses for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management’s judgment of risks inherent in the processes and assumptions used in establishing the allowance. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends and ongoing discussions with regulatory and government agencies regarding mortgage foreclosure-related matters.

Impaired loans, which predominantly include nonaccrual commercial loans and any loans that have been modified in a TDR, have an estimated allowance calculated as the difference, if any, between the impaired value of the loan and the recorded investment in the loan. The impaired value of the loan is generally calculated as the present value of expected future cash flows from principal and interest which incorporates expected lifetime losses, discounted at the loan’s effective interest rate. The allowance for an unimpaired loan is based solely on principal losses without consideration for timing of those losses. The allowance for an impaired loan that was modified in a TDR may be lower than the previously established allowance for that loan due to benefits received through modification, such as lower probability of default and/or severity of loss, and the impact of prior charge-offs or charge-offs at the time of the modification that may reduce or eliminate the need for an allowance.

SENSITIVITY TO CHANGES Changes in the allowance for credit losses and, therefore, in the related provision expense can materially affect net income. The establishment of the allowance for credit losses relies on a consistent quarterly process that requires significant management review and judgment. Management considers changes in economic conditions, customer behavior, and collateral value, among other influences. From time to time, economic factors or business decisions, such as the addition or liquidation of a loan product or business unit, may affect the loan portfolio, causing management to provide or release amounts from the allowance for credit losses.

The allowance for credit losses for commercial loans, including unfunded credit commitments (individually risk weighted) is sensitive to credit risk ratings assigned to each credit exposure. Commercial loan risk ratings are evaluated based on each situation by experienced senior credit officers and are subject to periodic review by an independent internal team of credit specialists.

The allowance for credit losses for consumer loans (statistically modeled) is sensitive to economic assumptions and delinquency trends. Forecasted losses are modeled using a range of economic scenarios.

Assuming a one risk rating downgrade throughout our commercial portfolio segment and a stressed economic scenario for modeled losses on our consumer portfolio segment could imply an additional allowance requirement of approximately $54.4 million.

Assuming a one risk rating upgrade throughout our commercial portfolio segment and a strong recovery economic scenario for modeled losses on our consumer portfolio segment could imply a reduced allowance requirement of approximately $25.5 million.

The sensitivity analyses provided are hypothetical scenarios and are not considered probable. They do not represent management’s view of inherent losses in the portfolio as of the balance sheet date. Because significant judgment is used, it is possible that others performing similar analyses could reach different conclusions.

See the “Risk Management – Credit Risk Management” section and Note 1 (Summary of Significant Accounting Policies) and Note 2 (Loans and Allowance for Credit Losses) to Financial Statements in this Report for further discussion of our allowance.

Current Accounting Developments

The following accounting pronouncement has been issued by the Financial Accounting Standards Board (FASB) but is not yet effective:

•	ASU 2011-4, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.

ASU 2011-04 modifies accounting guidance and expands existing disclosure requirements for fair value measurements. This Update clarifies how fair values should be measured for instruments classified in stockholders’ equity and under what circumstances premiums and discounts should be applied in fair value measurements. This Update also permits entities to measure fair value on a net basis for financial instruments that are managed based on net exposure to market risks and/or counterparty credit risk. ASU 2011-04 requires new disclosures for financial instruments classified as Level 3, including: 1) quantitative information about unobservable inputs used in measuring fair value, 2) qualitative discussion of the sensitivity of fair value measurements to changes in unobservable inputs, and 3) a description of valuation processes used. This Update also requires disclosure of fair value levels for financial instruments that are not recorded at fair value but for which fair value is required to be disclosed. This guidance is effective for us in first quarter 2012 with prospective application. Early adoption is not permitted. We will expand our fair value disclosures upon adoption of this Update, but we do not expect the measurement clarifications will have a material effect on our consolidated financial statements.

Forward-Looking Statements

This Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target”, “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about: future results of Wachovia Funding; expectations for consumer and commercial credit losses, life-of-loan losses, and the sufficiency of our credit loss allowance to cover future credit losses; possible capital distributions; the expected outcome and impact of legal, regulatory and legislative developments, including regulatory capital standards and the effects to Wachovia Funding of the agreement in principle between Wells Fargo, the Bank and certain regulatory authorities related to mortgage servicing and foreclosure practices; and Wachovia Funding’s plans, objectives and strategies.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	the effect of political and economic conditions and geopolitical events;

•	economic conditions that affect the general economy, housing prices, the job market, consumer confidence and spending habits, including our borrowers repayment of our loan participations;

•	the level and volatility of the capital markets, interest rates, currency values and other market indices that affect the value of our assets and liabilities;

•	the availability and cost of both credit and capital as well as the credit ratings assigned to our debt instruments;

•	investor sentiment and confidence in the financial markets;

•	our reputation;

•	the impact of current, pending and future legislation, regulation and legal actions, including capital standards applicable to the Bank or Wells Fargo;

•	changes in accounting standards, rules and interpretations;

•	mergers and acquisitions, and our ability to integrate them;
•	various monetary and fiscal policies and regulations of the U.S. and foreign governments;

•

a failure in or breach of our, the Bank’s or Wells Fargo’s operational or security systems or infrastructure, or those of third party vendors and other security providers, including as a result of cyber attacks;

•

financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act) and legislation; and

•	the other factors described in “Risk Factors” in this Report.

In addition to the above factors, we also caution that there is no assurance that our allowance for credit losses will be adequate to cover future credit losses, especially if credit markets, housing prices and unemployment do not continue to stabilize or improve. Increases in loan charge-offs or in the allowance for credit losses and related provision expense could materially adversely affect our financial results and condition.

Any forward-looking statement made by us in this Report speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Risk Factors

An investment in Wachovia Funding involves risk, including the possibility that the value of the investment could fall substantially and that dividends or other distributions on the investment could be reduced or eliminated. The following are the most significant risks associated with that business:

Our financial results and condition may be adversely affected by difficult business and economic conditions, particularly if home prices continue to fall or unemployment does not improve or continues to increase. Our financial performance is affected by general business and economic conditions in the United States and abroad, and a worsening of current business and economic conditions could adversely affect our business, results of operations and financial condition. For example, significant declines in home prices over the last several years and continued high unemployment have resulted in elevated credit costs and have adversely affected our credit performance and financial results. If home prices continue to fall or unemployment does not improve or rises we would expect to incur higher than normal charge-offs and provision expense from increases in our allowance for credit losses. These conditions may adversely affect not only consumer loan performance but also commercial and industrial and commercial real estate loans, especially those business borrowers that rely on the health of industries or properties that may experience deteriorating economic conditions.

We are effectively controlled by Wells Fargo and our relationship with Wells Fargo and/or the Bank may create potential conflicts of interest. All of our officers and one of our directors are also officers of Wells Fargo or the Bank or their affiliates. Wells Fargo, the Bank and Wachovia Preferred Holding control a substantial majority of our outstanding voting shares and, in effect, have the right to elect all of our directors, including independent directors, except under limited circumstances if we fail to pay dividends.

The Bank may have interests that are not identical to our interests. Wells Fargo, the ultimate parent of the Bank may have investment goals and strategies that differ from those of the holders of the Series A preferred securities. Consequently, conflicts of interest between us, on one hand, and the Bank and/or Wells Fargo, on the other hand, may arise.

We are dependent on the officers and employees of Wells Fargo and the Bank for our business activities and our relationship with Wells Fargo and/or the Bank may create potential conflicts of interest. Wells Fargo and the Bank are involved in virtually every aspect of our operations. The Bank administers our day-to-day activities under the terms of participation and servicing agreements between the Bank and us. We are dependent on the diligence and skill of the officers and employees of the Bank for the selection, structuring and monitoring of the loans in our portfolio and our other authorized investments and business opportunities. The Bank manages our cash collateral related to our interest rate swaps.

Despite our belief that the terms of the loan participation and servicing agreements between the Bank and us reflect terms consistent with those negotiated on an arms-length basis, our dependency on the Bank’s officers and employees and our close relationship with the Bank may create potential conflicts of interest. Specifically, such conflicts of interest may arise because the employees of the Bank have the power to set the amount of the service fees paid to the Bank, modify the loan participation and servicing agreements, and make business decisions with respect to servicing of the underlying loans, particularly the loans that are placed on nonaccrual status or are otherwise non-performing.

In addition, our loan participation and servicing agreements with the Bank include covenants by the Bank to hold us harmless from any claims, causes of action, suits, damages and costs and expenses (including reasonable attorneys’ fees) arising from any unlawful act or omission occurring intentionally or unintentionally in connection with the loan products, loan applications, closings, dispositions, and servicing arising under or with respect to any of the loan participations in our portfolio. In the event the Bank was unable or otherwise prevented from holding Wachovia Funding harmless under such covenants, we could suffer a loss as a result of the Bank not fulfilling its servicing obligations under the participation and servicing agreements.

The loans in our portfolio are subject to economic conditions that could negatively affect the value of the collateral securing such loans and/or the results of our operations. The value of the collateral underlying our loans and/or the results of our operations could be affected by various conditions in the economy, such as:

•	changes in interest rates;

•	local and other economic conditions affecting real estate and other collateral values;

•	sudden or unexpected changes in economic conditions, including changes that might result from terrorist attacks and the United States’ response to such attacks;

•

the continued financial stability of a borrower and the borrower’s ability to make loan principal and interest payments, which may be adversely affected by job loss, recession, divorce, illness or personal bankruptcy;

•	the ability of tenants to make lease payments;

•

the ability of a property to attract and retain tenants, which may be affected by conditions such as an oversupply of space or a reduction in demand for rental space in the area, the attractiveness of properties to tenants, competition from other available space, and the ability of the owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs, and make other tenant concessions;

•	the availability of credit to refinance loans at or prior to maturity; and

•	increased operating costs, including energy costs, real estate taxes, and costs of compliance with environmental controls and regulations.

If we lose our exemption under the Investment Company Act it could have a material adverse effect on us. We believe that we are not, and intend to conduct our operations so as not to become, regulated as an investment company under the Investment Company Act. Under the Investment Company Act, a non-exempt entity that is an investment company is required to register with the SEC and is subject to extensive, restrictive and potentially adverse regulation relating to, among other things, operating methods, management, capital structure, dividends and transactions with affiliates. If a change in the laws or the interpretations of those laws were to occur, we could be required to either change the manner in which we conduct our operations to avoid being required to register as an investment company or register as an investment company, either of which could have a material adverse effect on us and the price of our securities. Further, in order to ensure that we at all times continue to qualify for the exemption, we may be required at times to adopt less efficient methods of financing certain of our assets than would otherwise be the case and may be precluded from acquiring certain types of assets whose yield is somewhat higher than the yield on assets that could be purchased in a manner consistent with the exemption. The net effect of these factors may lower at times our net interest income. Finally, if we were an unregistered investment company, there would be a risk that we would be subject to monetary penalties and injunctive relief in an action brought by the SEC, that we would be unable to enforce contracts with third parties and that third parties could seek to obtain rescission of transactions undertaken during the period we were determined to be an unregistered investment company.

Legislative and regulatory proposals may restrict or limit our ability to engage in our current businesses or in businesses that we desire to enter into. We continue to evaluate the potential impact on liquidity and capital management of regulatory proposals, including Basel III and those required under the Dodd-Frank Act, as they move closer to the final rule-making process. The final rules could impose restrictions on or otherwise limit our ability to continue our businesses as currently operated or impose liquidity or capital burdens which would negatively affect our financial position or results of operations.

Changes to regulatory capital standards, may cause our Series A preferred securities to be redeemed early. Except in certain circumstances, our Series A preferred securities may not be redeemed prior to December 31, 2022. Prior to that date, among other things, if regulators adopt capital standards that do not permit Wells Fargo or the Bank to treat our Series A preferred securities as Tier 1 capital, we may determine to redeem the Series A preferred securities, as provided in our certificate of incorporation. Although any such redemption must be in whole for a redemption price of $25.00 per Series A security, plus all authorized, declared but unpaid dividends to the date of redemption, such event may have an adverse effect on the trading price for the Series A preferred securities.

We may suffer adverse tax consequences if we fail to qualify as a REIT. No assurance can be given that Wachovia Funding will be able to continue to operate in a manner so as to remain qualified as a REIT. Qualification as a REIT involves the application of highly technical and complex tax law provisions for which there are limited judicial and administrative interpretations and involves the determination of various factual matters and circumstances not entirely within our control. No assurance can be given that new legislation or new regulations, administrative interpretations, or court decisions will not significantly change the tax laws in the future with respect to qualification as a REIT or the federal income tax consequences of such qualification in a way that would materially and adversely affect Wachovia Funding’s ability to operate. Any such new legislation, regulation, interpretation or decision could be the basis of a tax event that would permit us to redeem all or any preferred securities, including the Series A preferred securities. If Wachovia Funding were to fail to qualify as a REIT, the dividends on preferred securities would not be deductible for federal income tax purposes. In that event, Wachovia Funding could face a tax liability that could consequently result in a reduction in our net income after taxes, which could also adversely affect our ability to pay dividends to common and preferred securities holders.

Although Wachovia Funding currently intends to operate in a manner designed to qualify as a REIT, future economic, market, legal, tax or other considerations may cause it to determine that it is in its best interests and the best interests of holders of common and preferred securities to revoke the REIT election.

Changes in accounting policies or accounting standards, and changes in how accounting standards are interpreted or applied, could materially affect how we report our financial results and conditions. Our accounting policies are fundamental to determining and understanding our financial results and condition. Some of these policies require use of estimates and assumptions that may affect the value of our assets or liabilities and financial results. Further, our policies related to the allowance for credit are critical because they require management to make difficult, subjective and complex judgments about matters that are inherently uncertain and because it is likely that materially different amounts would be reported under different conditions or using different assumptions. For a description of these policies, refer to “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” section in this Form 10-K.

From time to time FASB and the SEC change the financial accounting and reporting standards that govern the preparation of our external financial statements. In addition, accounting standard setters and those who interpret the accounting standards (such as the FASB, SEC, banking regulators and our outside auditors) may change or even reverse their previous interpretations or positions on how these standards should be applied. Changes in financial accounting and reporting standards and changes in current interpretations may be beyond our control, can be hard to predict and could materially affect how we report our financial results and condition. We may be required to apply a new or revised standard retroactively or apply an existing standard differently, also retroactively, in each case resulting in our potentially restating prior period financial statements in material amounts.

Controls and Procedures

Disclosure Controls and Procedures

As required by SEC rules, Wachovia Funding’s management evaluated the effectiveness, as of December 31, 2011, of disclosure controls and procedures. Wachovia Funding’s chief executive officer and chief financial officer participated in the evaluation. Based on this evaluation, the chief executive officer and chief financial officer concluded that Wachovia Funding’s disclosure controls and procedures were effective as of December 31, 2011.

Internal Control Over Financial Reporting

Internal control over financial reporting is defined in Rule 13a-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, Wachovia Funding’s principal executive and principal financial officers and effected by Wachovia Funding’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of Wachovia Funding;
•

provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of Wachovia Funding are being made only in accordance with authorizations of management and directors of Wachovia Funding; and

•

provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Wachovia Funding’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. No change occurred during any quarter in 2011 that has materially affected, or is reasonably likely to materially affect, Wachovia Funding’s internal control over financial reporting.

Management’s Report on Internal Control over Financial Reporting

Management assessed the effectiveness of internal control over financial reporting as of December 31, 2011, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control – Integrated Framework. Based on this assessment, management concluded that as of December 31, 2011, Wachovia Funding’s internal control over financial reporting was effective.

Management is also responsible for the preparation and fair presentation of the consolidated financial statements and other financial information contained in this report. The accompanying consolidated financial statements were prepared in conformity with GAAP and include, as necessary, best estimates and judgments by management.

KPMG LLP, an independent, registered public accounting firm, has audited Wachovia Funding’s consolidated balance sheets as of December 31, 2011 and 2010, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2011, as stated in their report which is included herein. Pursuant to an exemption for certain registrants under the Dodd-Frank Act, this Annual Report on Form 10-K does not include an attestation report of Wachovia Funding’s independent registered public accounting firm regarding internal control over financial reporting.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk.

Information required by this Item 7A is set forth in Item 7 under the caption “Risk Management.”

Item 8.    Financial Statements and Supplementary Data.

The following consolidated financial statements of Wachovia Funding and its subsidiaries at December 31, 2011, are included after Item 15 of Part IV of this Report.

Report of Independent Registered Public Accounting Firm

Consolidated Statement of Income

Consolidated Balance Sheet

Consolidated Statement of Changes in Stockholders’ Equity

Consolidated Statement of Cash Flows

Notes to Financial Statements

Quarterly Financial Data

Condensed Consolidated Statement of Income - Quarterly (Unaudited)
	2011 Quarter ended				2010 Quarter ended
(in thousands, except per share amounts)	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31

Interest income	$229,697	238,146	242,882	280,340	322,936	298,153	278,615	272,428
Interest expense	-	-	-	-	-	-	-	-

Net interest income	229,697	238,146	242,882	280,340	322,936	298,153	278,615	272,428
Provision (reversal of provision) for credit losses	73,458	30,280	(24,953)	52,466	39,570	98,105	92,211	124,139

Net interest income after provision (reversal of provision) for credit losses	156,239	207,866	267,835	227,874	283,366	200,048	186,404	148,289

Noninterest income
Gain on interest rate swaps	38	11	143	110	57	749	500	1,148
Gain (loss) on loan sales to affiliate	-	-	(241)	113	-	17,974	(4)	(256)
Other	499	314	296	237	186	152	158	198

Total noninterest income	537	325	198	460	243	18,875	654	1,090

Noninterest expense
Loan servicing costs	11,067	11,602	12,171	12,983	13,777	14,483	15,215	15,625
Management fees	1,622	1,636	2,020	1,150	1,186	1,152	1,142	1,100
Foreclosed assets	1,942	1,521	2,276	2,546	945	1,050	799	558
Other	552	550	1,164	696	1,115	77	219	192

Total noninterest expense	15,183	15,309	17,631	17,375	17,023	16,762	17,375	17,475

Income before income tax expense (benefit)	141,593	192,882	250,402	210,959	266,586	202,161	169,683	131,904
Income tax expense (benefit)	31	34	66	92	(10)	323	168	437

Net income	141,562	192,848	250,336	210,867	266,596	201,838	169,515	131,467
Dividends on preferred stock	46,893	45,198	46,006	45,946	45,817	48,957	45,829	45,263

Net income applicable to common stock	$94,669	147,650	204,330	164,921	220,779	152,881	123,686	86,204

Per common share information
Earnings per common share	$0.95	1.48	2.04	1.65	2.21	1.53	1.24	0.86
Diluted earnings per common share	0.95	1.48	2.04	1.65	2.21	1.53	1.24	0.86
Average common shares outstanding	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9
Diluted average common shares outstanding	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9	99,999.9

Item 9.    Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A. Controls and Procedures.

Information in response to this item can be found in Part II, Item 7 of this Report under the “Controls and Procedures” section which information is incorporated by reference into this item.

Item 9B. Other Information.

Not applicable.

PART III

Item 10. Directors and Executive Officers and Corporate Governance.

Information required by this item is set forth under the captions “Nominees for Election at the 2012 Annual Meeting”, “Section 16(a) Beneficial Ownership Reporting Compliance”, “Attendance and Committees of the Board – Communications with Directors”, “Attendance and Committees of the Board – Code of Ethics”, and “Attendance and Committees of the Board – Audit Committee” of Wachovia Funding’s 2012 proxy statement to be filed with the SEC no later than April 29, 2012, and incorporated by reference herein.

Executive Officers of Wachovia Funding

Michael J. Loughlin (age 55), President, Chief Executive Officer and Director since November 2011. Also, Senior Executive Vice President and Chief Risk Officer, Wells Fargo since July 2011; Executive Vice President and Chief Risk Officer from November 2010 to July 2011; and Executive Vice President and Chief Credit and Risk Officer from April 2006 to November 2010.

Timothy J. Sloan (age 51). Senior Executive Vice President and Chief Financial Officer since February 2011. Also, Senior Executive Vice President and Chief Financial Officer, Wells Fargo, since February 2011; Senior Executive Vice President and Chief Administrative Officer from September 2010 to February 2011; and Executive Vice President of the Bank from August 2003 to September 2010.

Item 11. Executive Compensation.

Information required by this item is set forth under the captions “Director Compensation” and “Executive Compensation” of Wachovia Funding’s 2012 proxy statement to be filed with the SEC no later than April 29, 2012, and incorporated by reference herein.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Information required by this item is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” of Wachovia Funding’s 2012 proxy statement to be filed with the SEC no later than April 29, 2012, and incorporated by reference herein.

Item 13. Certain Relationships and Related Transactions, and Director Independence.

Information required by this item is set forth under the caption “Director Independence” of Wachovia Funding’s 2012 proxy statement to be filed with the SEC no later than April 29, 2012, and incorporated by reference herein.

Item 14. Principal Accounting Fees and Services.

Information required by this item is set forth under the caption “Independent Registered Public Accounting Firm” of Wachovia Funding’s 2012 proxy statement to be filed with the SEC no later than April 29, 2012, and incorporated by reference herein.

PART IV

Item 15. Exhibits, Financial Statement Schedules.

The following consolidated financial statements of Wachovia Funding and its subsidiaries at December  31, 2011, are included in this report.

Report of Independent Registered Public Accounting Firm

Consolidated Statement of Income

Consolidated Balance Sheet

Consolidated Statement of Changes in Stockholders’ Equity

Consolidated Statement of Cash Flows

Notes to Financial Statements

A list of the exhibits to this Form 10-K is set forth on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference. All financial statement schedules are omitted since the required information is either not applicable, is immaterial or is included in our consolidated financial statements and notes thereto.

Report of Independent Registered Public Accounting Firm

Board of Directors

Wachovia Preferred Funding Corp.

We have audited the accompanying consolidated balance sheets of Wachovia Preferred Funding Corp. and subsidiaries, a subsidiary of Wells Fargo & Company, as of December 31, 2011 and 2010 and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2011. These consolidated financial statements are the responsibility of Wachovia Preferred Funding Corp.’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wachovia Preferred Funding Corp. and subsidiaries as of December 31, 2011 and 2010 and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Charlotte, North Carolina

March 21, 2012

Financial Statements

Wachovia Preferred Funding Corp. and Subsidiaries

Consolidated Statement of Income
	Year ended December 31,

(in thousands, except per share amounts)	2011	2010	2009

Interest income	$991,065	1,172,132	1,161,922
Interest expense	-	-	380

Net interest income	991,065	1,172,132	1,161,542
Provision for credit losses	131,251	354,025	217,573

Net interest income after provision for credit losses	859,814	818,107	943,969

Noninterest income
Gain on interest rate swaps	302	2,454	4,084
Gain (loss) on loan sales to affiliate	(128)	17,714	-
Other	1,346	694	1,166

Total noninterest income	1,520	20,862	5,250

Noninterest expense
Loan servicing costs	47,823	59,100	65,970
Management fees	6,428	4,580	10,240
Foreclosed assets	8,286	3,352	2,847
Other	2,961	1,603	917

Total noninterest expense	65,498	68,635	79,974

Income before income tax expense	795,836	770,334	869,245
Income tax expense	223	918	1,595

Net income	795,613	769,416	867,650
Dividends on preferred stock	184,043	185,866	160,678

Net income applicable to common stock	$611,570	583,550	706,972

Per common share information
Earnings per common share	$6.12	5.84	7.07
Diluted earnings per common share	6.12	5.84	7.07
Dividends declared per common share (1)	$7.31	7.97	9.00
Average common shares outstanding	99,999.9	99,999.9	99,999.9
Diluted average common shares outstanding	99,999.9	99,999.9	99,999.9

The accompanying notes are an integral part of these statements.

Financial Statements

Wachovia Preferred Funding Corp. and Subsidiaries

Consolidated Balance Sheet
	December 31,

(in thousands, except shares)	2011	2010
Assets
Cash and cash equivalents	$1,186,165	2,774,299
Loans, net of unearned income	12,543,776	15,506,564
Allowance for loan losses	(313,762)	(402,960)
Net loans	12,230,014	15,103,604
Interest rate swaps, net	963	1,013
Accounts receivable - affiliates, net	64,235	218,394
Other assets	53,018	80,807
Total assets	$13,534,395	18,178,117
Liabilities
Deferred income taxes	$9,327	30,255
Other liabilities	22,625	25,989
Total liabilities	31,952	56,244
Stockholders’ Equity
Preferred stock
Series A preferred securities, $0.01 par value per share, $750 million liquidation preference, non-cumulative and conditionally exchangeable, 30,000,000 shares authorized, issued and outstanding in 2011 and 2010	300	300
Series B preferred securities, $0.01 par value per share, $1.0 billion liquidation preference, non-cumulative and conditionally exchangeable, 40,000,000 shares authorized, issued and outstanding in 2011 and 2010	400	400
Series C preferred securities, $0.01 par value per share, $4.2 billion liquidation preference, cumulative, 5,000,000 shares authorized, 4,233,754 shares issued and outstanding in 2011 and 2010	43	43
Series D preferred securities, $0.01 par value per share, $913,000 liquidation preference, non-cumulative, 913 shares authorized, issued and outstanding in 2011 and 2010	-	-
Common stock – $0.01 par value, authorized 100,000,000 shares; issued and outstanding 99,999,900 shares	1,000	1,000
Additional paid-in capital	14,026,608	18,526,608
Retained earnings (deficit)	(525,908)	(406,478)
Total stockholders’ equity	13,502,443	18,121,873
Total liabilities and stockholders’ equity	$13,534,395	18,178,117

The accompanying notes are an integral part of these statements.

Financial Statements

Wachovia Preferred Funding Corp. and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity
(in thousands, except per share data)	Preferred stock	Common stock	Additional paid-in capital	Retained earnings (deficit)	Total stockholders’ equity
Balance, December 31, 2008	$743	1,000	18,584,285	-	18,586,028

Net income	-	-	-	867,650	867,650
Cash dividends
Series A preferred securities at $1.81 per share	-	-	-	(54,375)	(54,375)
Series B preferred securities at $0.68 per share	-	-	-	(27,123)	(27,123)
Series C preferred securities at $18.68 per share	-	-	-	(79,102)	(79,102)
Series D preferred securities at $85.00 per share	-	-	-	(78)	(78)
Common stock at $9.00 per share	-	-	-	(900,000)	(900,000)
Changes incident to business combinations	-	-	(57,677)	-	(57,677)

Balance, December 31, 2009	$743	1,000	18,526,608	(193,028)	18,335,323

Net income	-	-	-	769,416	769,416
Cash dividends
Series A preferred securities at $1.81 per share	-	-	-	(54,375)	(54,375)
Series B preferred securities at $0.54 per share	-	-	-	(21,711)	(21,711)
Series C preferred securities at $25.91 per share	-	-	-	(109,702)	(109,702)
Series D preferred securities at $85.00 per share	-	-	-	(78)	(78)
Common stock at $7.97 per share	-	-	-	(797,000)	(797,000)

Balance, December 31, 2010	$743	1,000	18,526,608	(406,478)	18,121,873

Net income	-	-	-	795,613	795,613
Cash dividends
Series A preferred securities at $1.81 per share	-	-	-	(54,375)	(54,375)
Series B preferred securities at $0.53 per share	-	-	-	(21,363)	(21,363)
Series C preferred securities at $25.56 per share	-	-	-	(108,227)	(108,227)
Series D preferred securities at $85.00 per share	-	-	-	(78)	(78)
Common stock at $7.31 per share	-	-	-	(731,000)	(731,000)
Common stock special capital distributions	-	-	(4,500,000)	-	(4,500,000)

Balance, December 31, 2011	$743	1,000	14,026,608	(525,908)	13,502,443

The accompanying notes are an integral part of these statements.

Financial Statements

Wachovia Preferred Funding Corp. and Subsidiaries

Consolidated Statement of Cash Flows

	Year ended December 31,
(in thousands)	2011	2010	2009
Cash flows from operating activities:
Net income	$795,613	769,416	867,650
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Accretion of discounts on loans	(180,630)	(236,895)	(126,903)
Provision for credit losses	131,251	354,025	217,573
Deferred income tax benefits	(20,928)	(19,716)	(12,158)
Other operating activities, net	493	18,882	17,936
Net cash provided by operating activities	725,799	885,712	964,098
Cash flows from investing activities:
Increase (decrease) in cash realized from
Loans:
Purchases	(648,845)	(3,231,285)	(2,728,467)
Proceeds from payments and sales	3,749,510	4,007,524	3,724,785
Interest rate swaps	71,441	71,046	71,046
Net cash provided by investing activities	3,172,106	847,285	1,067,364
Cash flows from financing activities:
Decrease in cash realized from
Line of credit with affiliate	-	-	(170,000)
Collateral held on interest rate swaps	(70,996)	(68,355)	(66,305)
Common stock special capital distributions	(4,500,000)	-	-
Cash dividends paid	(915,043)	(982,866)	(1,060,763)
Net cash used by financing activities	(5,486,039)	(1,051,221)	(1,297,068)
Net change in cash and cash equivalents	(1,588,134)	681,776	734,394
Cash and cash equivalents at beginning of year	2,774,299	2,092,523	1,358,129
Cash and cash equivalents at end of year	$1,186,165	2,774,299	2,092,523
Supplemental cash flow disclosures:
Cash paid for interest	$92	275	740
Cash paid for income taxes	19,501	19,000	13,278
Change in non cash items:
Transfers from loans to foreclosed assets	15,373	11,438	4,400

The accompanying notes are an integral part of these statements.

Note 1: Summary of Significant Accounting Policies

Wachovia Preferred Funding Corp. (Wachovia Funding) is a direct subsidiary of Wachovia Preferred Funding Holding Corp. (Wachovia Preferred Holding) and an indirect subsidiary of both Wells Fargo & Company (Wells Fargo) and Wells Fargo Bank, National Association (the Bank).

One of Wachovia Funding’s subsidiaries, Wachovia Real Estate Investment Corp. (WREIC), a Delaware corporation, has operated as a REIT since its formation in 1996. Of the 645 shares of WREIC common shares outstanding, Wachovia Funding owns 644 shares, or 99.84%, and the remaining one share is owned by Wells Fargo. Of the 667 shares of preferred stock outstanding, Wachovia Funding owns 534.3 shares, 126 shares are owned by employees of Wells Fargo or its affiliates and 6.7 shares are owned by Wells Fargo.

Wachovia Funding’s other subsidiary is Wachovia Preferred Realty, LLC (WPR), a Delaware limited liability company. Under the REIT Modernization Act, a REIT is permitted to own “taxable REIT subsidiaries,” which are subject to taxation similar to corporations that do not qualify as REITs or for other special tax rules. WPR is a taxable REIT subsidiary that holds assets that earn non-qualifying REIT income. WPR holds interest-rate swaps and related cash collateral. Wachovia Funding owns 98.20% of the outstanding member interests in WPR and the remaining 1.80% is owned by the Bank.

The accounting and reporting policies of Wachovia Funding are in accordance with U.S. generally accepted accounting principles (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates based on assumptions about future economic and market conditions that affect the reported amounts of assets and liabilities at the date of the financial statements and income and expenses during the reporting period and the related disclosures. Although our estimates contemplate current conditions and how we expect them to change in the future, it is reasonably possible that actual future conditions could be worse than anticipated in those estimates, which could materially affect our results of operations and financial condition. Management has made significant estimates related to the allowance for credit losses (Note 2). Actual results could differ from those estimates.

Accounting Standards Adopted in 2011

In third quarter 2011, we adopted Accounting Standards Update (ASU or Update) 2011-02, A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring.

ASU 2011-02 provides guidance clarifying under what circumstances a creditor should classify a restructured receivable as a troubled debt restructuring (TDR). A receivable is a TDR if both of the following exist: 1) a creditor has granted a concession to the debtor, and 2) the debtor is experiencing financial difficulties. The Update clarifies that a creditor should consider all aspects of a restructuring when evaluating whether it has granted a concession, which include determining whether a debtor can obtain funds from another source at market rates and assessing the value of additional collateral and guarantees obtained at the time of restructuring. The Update also provides factors a creditor should consider when determining if a debtor is experiencing financial difficulties, such as probability of payment default and bankruptcy declarations. The Update was effective for us in third quarter 2011 with retrospective application to January 1, 2011. Our adoption of this Update did not have a material effect on our consolidated financial statements.

Consolidation

The consolidated financial statements include the accounts of Wachovia Funding and its subsidiaries. In consolidation, all significant intercompany accounts and transactions are eliminated.

Cash and Cash Equivalents

Cash and cash equivalents include cash and due from banks and interest-bearing bank balances. Generally, cash and cash equivalents have maturities of three months or less, and accordingly, the carrying amount of these instruments is deemed to be a reasonable estimate of fair value.

Loans

Wachovia Funding’s loan purchases from the Bank are treated as non-recourse receivables from the Bank which are fully collateralized by loans. These transfers are not treated as sales under GAAP; however, the assets continue to be classified as loans in our financial statements because the returns and recoverability of these non-recourse receivables are entirely dependent on the performance of the underlying loans. Wachovia Funding’s loan purchases are recorded at fair value.

At December 31, 2011, the outstanding balance of these loans purchased from the Bank amounted to $10.8 billion. The remainder of Wachovia Funding’s outstanding loan balance was received through a contribution of assets in 2005 and prior years from Wachovia Preferred Holding, its parent corporation. Immediately prior to the contribution, Wachovia Preferred Holding received a contribution of the same assets from the Bank. These contributed assets were recorded as an increase to loans and to additional paid-in capital.

Loans are recorded at the principal balance outstanding, net of any cumulative charge-offs and unamortized premium or discount on purchased loans. Interest income is recognized on an accrual basis. Premiums and discounts are amortized as an adjustment to the yield over the contractual life of the loan using the interest method. If a prepayment occurs on a loan, any related premium or discount is recognized as an adjustment to yield in the results of operations in the period in which the prepayment occurs.

Loans acquired in a transfer, including business combinations where there is evidence of credit deterioration since origination and it is probable at the date of acquisition that we will not collect all contractually required principal and interest payments are accounted for as purchased credit-impaired (PCI) loans. PCI loans are initially recorded at fair value, which include estimated future credit losses expected to be incurred over the life of the loan. Accordingly, the historical allowance for credit losses is not carried over. PCI loans were less than 1 percent of total loans at December 31, 2011 and 2010.

Nonaccrual and Past Due Loans

We generally place loans on nonaccrual status when:

•	the full and timely collection of interest or principal becomes uncertain;
•	they are 90 days (120 days with respect to real estate 1-4 family first and junior lien mortgages) past due for interest or principal, unless both well-secured and in the process of collection; or
•	part of the principal balance has been charged off and no restructuring has occurred.

PCI loans are written down at acquisition to fair value using an estimate of cash flows deemed to be collectible. Accordingly, such loans are no longer classified as nonaccrual even though they may be contractually past due because we expect to fully collect the new carrying values of such loans (that is, the new cost basis arising out of purchase accounting).

When we place a loan on nonaccrual status, we reverse the accrued unpaid interest receivable against interest income and amortization of any net deferred fees is suspended. A loan will remain in accruing status provided it is both well-secured and in the process of collection. If the ultimate collectability of a loan is in doubt and the loan is on nonaccrual, the cost recovery method is used and cash collected is applied to first reduce the principal outstanding. Generally, we return a loan to accrual status when all delinquent interest and principal become current under the terms of the loan agreement and collectability of remaining principal and interest is no longer doubtful.

For modified loans, we underwrite at the time of a restructuring to determine if there is sufficient evidence of sustained repayment capacity based on the borrower’s financial strength, including documented income, debt to income ratios and other factors. If the borrower has demonstrated performance under the previous terms and the underwriting process shows the capacity to continue to perform under the restructured terms, the loan will remain in accruing status. When a loan classified as a troubled debt restructuring (TDR) performs in accordance with its modified terms, the loan either continues to accrue interest (for performing loans) or will return to accrual status after the borrower demonstrates a sustained period of performance (generally six consecutive months of payments, or equivalent, inclusive of consecutive payments made prior to the modification). Loans will be placed on nonaccrual status and a corresponding charge-off is recorded if we believe it is probable that principal and interest contractually due under the modified terms of the agreement will not be collectible.

Our loans are considered past due when contractually required principal or interest payments have not been made on the due dates.

Loan Charge-off Policies

For commercial loans, we generally fully charge off or charge down to net realizable value for loans secured by collateral when:

•	management judges the loan to be uncollectible;
•	repayment is deemed to be protracted beyond reasonable time frames;
•	the loan has been classified as a loss by either our internal loan review process or our banking regulatory agencies;
•	the customer has filed bankruptcy and the loss becomes evident owing to a lack of assets; or
•	the loan is 180 days past due unless both well-secured and in the process of collection.

For consumer loans, our charge-off policies are as follows:

•	1-4 family first and junior lien mortgages – We generally charge down to net realizable value when the loan is 180 days past due.

Impaired Loans

We consider a loan to be impaired when, based on current information and events, we determine that we will not be able to collect all amounts due according to the loan contract, including scheduled interest payments. This evaluation is generally based on delinquency information, an assessment of the borrower’s financial condition and the adequacy of collateral, if any. Our impaired loans predominantly include loans on nonaccrual status for commercial and industrial, commercial real estate (CRE) and any loans modified in a TDR, on both accrual and nonaccrual status.

When we identify a loan as impaired, we measure the impairment based on the present value of expected future cash flows, discounted at the loan’s effective interest rate. When collateral is the sole source of repayment for the loan, we may measure impairment based on the fair value of the collateral. If foreclosure is probable, we use the current fair value of the collateral less estimated selling costs, instead of discounted cash flows.

If we determine that the value of an impaired loan is less than the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount), we recognize impairment. When the value of an impaired loan is calculated by discounting expected cash flows, interest income is recognized using the loan’s effective interest rate over the remaining life of the loan.

Troubled Debt Restructurings

In situations where, for economic or legal reasons related to a borrower’s financial difficulties, we grant a concession for other than an insignificant period of time to the borrower that we would not otherwise consider, the related loan is classified as a TDR. We strive to identify borrowers in financial difficulty early and work with them to modify their loan to more affordable terms before it reaches nonaccrual status.

These modified terms may include rate reductions, principal forgiveness, term extensions, payment forbearance and other actions intended to minimize our economic loss and to avoid foreclosure or repossession of the collateral. For modifications where we forgive principal, the entire amount of such principal forgiveness is immediately charged off. Loans classified as TDRs, including loans in their trial modification period, are considered impaired loans.

Allowance for Credit Losses

The allowance for credit losses (allowance), which consists of the allowance for loan losses and the allowance for unfunded credit commitments, is management’s estimate of credit losses inherent in the loan portfolio and unfunded credit commitments at the balance sheet date. It considers both unimpaired and impaired loans and is developed and documented at the loan portfolio segment level – commercial and consumer.

Unimpaired loans are generally evaluated on a collective basis by utilizing risk grades for the commercial loan portfolio segment and loss estimates for pools of loans with similar risk characteristics for the consumer loan portfolio segment. Impaired loans are evaluated on an individual loan basis and predominantly include loans on nonaccrual status for commercial and industrial, commercial real estate and any loans modified in a TDR, on both accrual and nonaccrual status.

The allowance for each portfolio segment includes an amount for imprecision or uncertainty that may change from period to period. This imprecision amount represents management’s judgment of risks inherent in the evaluation processes and assumptions used in establishing the allowance. While our methodology attributes portions of the allowance to the specific portfolio segments, the entire allowance is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments. No single statistic or measurement determines the adequacy of the allowance for credit losses.

Derivatives

All derivatives (primarily interest rate swaps) are recorded at fair value on the balance sheet. Realized and unrealized gains and losses are included as a gain (loss) on interest rate swaps in the results of operations. In connection with Wachovia Funding’s derivative activities, we may obtain collateral from, or deliver collateral to derivative counterparties. The amount of collateral required is based on the level of credit risk and on the strength of the individual counterparty. Generally, the form of the collateral required is cash. All of our derivatives are economic hedges and none are treated as accounting hedges.

Derivatives are reported net of cash collateral received and paid. Additionally, positions with the same counterparty are netted as a part of a legally enforceable master netting agreement between us and the derivative counterparty.

Income Taxes

Wachovia Funding and WREIC are taxed as REITs under relevant sections of the Internal Revenue Code (the Code). A REIT is generally not subject to federal income tax to the extent it complies with the relevant provisions of the Code, including distributing the majority of its taxable earnings to shareholders and as long as certain asset, income and stock ownership tests are met. For the tax year ended December 31, 2011, Wachovia Funding and WREIC complied with these provisions and, with the exception of WPR, are not subject to federal income tax. We expect to be taxed as a REIT. Wachovia Funding and WREIC file separate federal income tax returns and therefore are not included in the Wells Fargo consolidated tax returns or subject to the allocation of federal income tax liability (benefit) resulting from these consolidated tax returns. In addition, Wachovia Funding and WREIC will file unitary state income tax returns along with other subsidiaries of Wells Fargo.

The provisions for qualifying as a REIT for federal income tax purposes are complex, involving many requirements, including among others, distributing the majority of our earnings to shareholders and satisfying certain asset, income and stock ownership tests. To the extent we meet those provisions, with the exception of the income of our taxable REIT subsidiary, WPR, we will not be subject to federal income tax on net income. We currently believe that we continue to satisfy each of these requirements and therefore continue to qualify as a REIT. We continue to monitor each of these complex tests.

In the event we do not continue to qualify as a REIT, we believe there should be minimal adverse effect of that characterization to us or to our shareholders:

•

From a shareholder’s perspective, the dividends we pay as a REIT are ordinary income not eligible for the dividends received deduction for corporate shareholders or for the favorable maximum 15% rate applicable to qualified dividends received by non-corporate taxpayers. If we were not a REIT, dividends we pay generally would qualify for the dividends received deduction and the favorable tax rate applicable to non-corporate taxpayers.

•

In addition, we would no longer be eligible for the dividends paid deduction, thereby creating a tax liability for us. Wells Fargo agreed to make, or cause its subsidiaries to make, a capital contribution to us equal in amount to any income taxes payable by us. Therefore, we believe a failure to qualify as a REIT would not result in any net capital impact to us.

WPR has elected to be taxed as a corporation and a taxable REIT subsidiary. WPR files its own separate federal income tax return, and current federal income taxes, if any, for WPR are separately calculated and paid. In addition, WPR will file unitary state income tax returns along with other subsidiaries of Wells Fargo.

Earnings Per Share

Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing income available to common stockholders by the sum of the weighted average number of shares adjusted to include the effect of potentially dilutive shares. Income available to common stockholders is computed as net income less dividends on preferred stock. There were no potentially dilutive shares in any period presented and accordingly, basic and diluted earnings per share are the same.

Subsequent Events

We have evaluated the effects of subsequent events that have occurred subsequent to period end December 31, 2011. During this period there have been no material events that would require recognition in our 2011 consolidated financial statements or disclosure in the Notes to Financial Statements.

Note 2: Loans and Allowance for Credit Losses

Wachovia Funding obtains participation interests in loans originated or purchased by the Bank. By the nature of Wachovia Funding’s status as a REIT, the composition of the loans underlying the participation interests are highly concentrated in real estate. Underlying loans are concentrated primarily in Florida, New Jersey, Pennsylvania, North Carolina and Virginia. These markets include approximately 60% of Wachovia Funding’s total loan balance at December 31, 2011.

The following table presents loans by segments and classes. Outstanding balances include a total net reduction of $604.4 million and $785.2 million at December 31, 2011 and 2010, respectively, for unearned discounts.

	December 31,

(in thousands)	2011	2010	2009	2008
Commercial:
Commercial and industrial	$287,174	209,818	287,578	386,780
Real estate mortgage	1,015,087	1,267,350	1,518,849	1,864,050
Real estate construction	45,887	76,033	185,306	273,202
Total commercial	1,348,148	1,553,201	1,991,733	2,524,032
Consumer:
Real estate 1-4 family first mortgage	7,945,746	9,886,833	9,133,283	8,351,320
Real estate 1-4 family junior lien mortgage	3,249,882	4,066,530	5,276,588	6,606,153
Total consumer	11,195,628	13,953,363	14,409,871	14,957,473
Total loans	$12,543,776	15,506,564	16,401,604	17,481,505

The following table summarizes the proceeds paid (excluding accrued interest receivable of $1.9 million in 2011 and $13.4 million in 2010) or received from the Bank for purchases and sales of loans, respectively.

			2011	2010

(in thousands)	Commercial	Consumer	Total	Commercial	Consumer	Total
Year ended December 31,
Purchases	$-	646,965	646,965	-	3,217,894	3,217,894
Sales	(1,005)	(84,091)	(85,096)	(43,080)	(122,533)	(165,613)

Commitments to Lend

The contract or notional amount of commercial loan commitments to extend credit at December 31, 2011 and 2010 was $329.6 million and $538.4 million, respectively. Loan commitments are discussed in more detail in Note 3 in this Report.

Allowance for Credit Losses (ACL)

The ACL is management’s estimate of credit losses inherent in the loan portfolio, including unfunded credit commitments, at the balance sheet date. We have an established process to determine the adequacy of the allowance for credit losses that assesses the losses inherent in our portfolio and related unfunded credit commitments. While we attribute portions of the allowance to specific portfolio segments, the entire allowance is available to absorb credit losses inherent in the total loan portfolio and unfunded credit commitments.

Our process involves procedures to appropriately consider the unique risk characteristics of our commercial and consumer loan portfolio segments. For each portfolio segment, impairment is measured collectively for groups of smaller loans with similar characteristics or individually for larger impaired loans.

Our allowance levels are influenced by loan volumes, loan grade migration or delinquency status, historic loss experience influencing loss factors, and other conditions influencing loss expectations, such as economic conditions.

COMMERCIAL PORTFOLIO SEGMENT ACL METHODOLOGY Generally, commercial loans are assessed for estimated losses by grading each loan using various risk factors as identified through periodic reviews. We apply historic grade-specific loss factors to the aggregation of each funded grade pool. These historic loss factors are also used to estimate losses for unfunded credit commitments. In the development of our statistically derived loan grade loss factors, we observe historical losses over a relevant period for each loan grade. These loss estimates are adjusted as appropriate based on additional analysis of long-term average loss experience compared to previously forecasted losses, external loss data or other risks identified from current economic conditions and credit quality trends.

The allowance also includes an amount for the estimated impairment on nonaccrual commercial loans and commercial loans modified in a TDR, whether on accrual or nonaccrual status.

CONSUMER PORTFOLIO SEGMENT ACL METHODOLOGY For consumer loans, not identified as a TDR, we determine the allowance on a collective basis utilizing forecasted losses to represent our best estimate of inherent loss. We pool loans, generally by product types with similar risk characteristics, such as residential real estate mortgages. As appropriate, to achieve greater accuracy, we may further stratify selected portfolios by sub-product or other predictive characteristics. Models designed for each pool are utilized to develop the loss estimates. We use assumptions for these pools in our forecast models, such as historic delinquency and default, loss severity, home price trends, unemployment trends, and other key economic variables that may influence the frequency and severity of losses in the pool.

In determining the appropriate allowance attributable to our residential mortgage portfolio, we incorporate the default rates and high severity of loss for junior lien mortgages behind delinquent first lien mortgages into our loss forecasting calculations. In addition, the loss rates we use in determining our allowance include the impact of our established loan modification programs. When modifications occur or are probable to occur, our allowance considers the impact of these modifications, taking into consideration the associated credit cost, including re-defaults of modified loans and projected loss severity. Accordingly, the loss content associated with the effects of existing and probable loan modifications and junior lien mortgages behind delinquent first lien mortgages has been considered in our allowance methodology.

We separately estimate impairment for consumer loans that have been modified in a TDR (including trial modifications), whether on accrual or nonaccrual status.

OTHER ACL MATTERS The ACL for both portfolio segments includes an amount for imprecision or uncertainty that may change from period to period. This amount represents management’s judgment of risks inherent in the processes and assumptions used in establishing the allowance. This imprecision considers economic environmental factors, modeling assumptions and performance, process risk, and other subjective factors, including industry trends.

Impaired loans, which predominately include nonaccrual commercial loans and any loans that have been modified in a TDR, have an estimated allowance calculated as the difference, if any, between the impaired value of the loan and the recorded investment in the loan. The impaired value of the loan is generally calculated as the present value of expected future cash flows from principal and interest which incorporates expected lifetime losses, discounted at the loan’s effective interest rate. The allowance for a non-impaired loan is based solely on principal losses without consideration for timing of those losses. The allowance for an impaired loan that was modified as a TDR may be lower than the previously established allowance for that loan due to benefits received through modification, such as lower probability of default and/or severity of loss, and the impact of prior charge-offs or charge-offs at the time of the modification that may reduce or eliminate the need for an allowance.

    The allowance for credit losses consists of the allowance for loan losses and the allowance for unfunded credit commitments. Changes in the allowance for credit losses were:

	Year ended December 31,

(in millions)	2011	2010	2009
Balance, beginning of year	$403,555	337,871	269,913
Provision for credit losses	131,251	354,025	217,573
Interest income on certain impaired loans (1)	(6,160)	(3,437)	-
Loan charge-offs:
Commercial:
Commercial and industrial	-	-	(6)
Real estate mortgage	(901)	(2,935)	(198)
Real estate construction	(212)	(168)	(27)
Total commercial	(1,113)	(3,103)	(231)
Consumer:
Real estate 1-4 family first mortgage	(79,258)	(91,980)	(46,967)
Real estate 1-4 family junior lien mortgage	(146,744)	(197,282)	(105,855)
Total consumer	(226,002)	(289,262)	(152,822)
Total loan charge-offs	(227,115)	(292,365)	(153,053)
Loan recoveries:
Commercial:
Commercial and industrial	166	158	-
Real estate mortgage	121	-	4
Real estate construction	81	-	-
Total commercial	368	158	4
Consumer:
Real estate 1-4 family first mortgage	2,734	1,252	1,203
Real estate 1-4 family junior lien mortgage	9,295	6,051	2,066
Total consumer	12,029	7,303	3,269
Total loan recoveries	12,397	7,461	3,273
Net loan charge-offs	(214,718)	(284,904)	(149,780)
Allowances related to business combinations/other	-	-	165
Balance, end of year	$313,928	403,555	337,871
Components:
Allowance for loan losses	$313,762	402,960	337,431
Allowance for unfunded credit commitments	166	595	440
Allowance for credit losses	$313,928	403,555	337,871
Net loan charge-offs as a percentage of average total loans	1.58%	1.80	0.88
Allowance for loan losses as a percentage of total loans	2.50	2.60	2.06
Allowance for credit losses as a percentage of total loans	2.50	2.60	2.06

(1)	Certain impaired loans with an allowance calculated by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize reductions in allowance as interest income.

    The following table summarizes the activity in the allowance for credit losses by our commercial and consumer portfolio segments.

	Year ended December 31,
(in thousands)	Commercial	Consumer	Total
2011
Balance, beginning of year	$26,413	377,142	403,555
Provision (reversal of provision) for credit losses	(2,577)	133,828	131,251
Interest income on certain impaired loans	-	(6,160)	(6,160)

Loan charge-offs	(1,113)	(226,002)	(227,115)
Loan recoveries	368	12,029	12,397
Net loan charge-offs	(745)	(213,973)	(214,718)
Balance, end of year	$23,091	290,837	313,928
2010
Balance, beginning of year	$18,973	318,898	337,871
Provision for credit losses	10,385	343,640	354,025
Interest income on certain impaired loans	-	(3,437)	(3,437)

Loan charge-offs	(3,103)	(289,262)	(292,365)
Loan recoveries	158	7,303	7,461
Net loan charge-offs	(2,945)	(281,959)	(284,904)
Balance, end of year	$26,413	377,142	403,555

    The following table disaggregates our allowance for credit losses and recorded investment in loans by impairment methodology.

	Allowance for credit losses			Recorded investment in loans
(in thousands)	Commercial	Consumer	Total	Commercial	Consumer	Total

December 31, 2011

Collectively evaluated (1)	$12,487	188,604	201,091	1,320,845	10,815,112	12,135,957
Individually evaluated (2)	10,436	102,233	112,669	20,198	324,605	344,803
Purchased credit-impaired (PCI) (3)	168	-	168	7,105	55,911	63,016
Total	$23,091	290,837	313,928	1,348,148	11,195,628	12,543,776

December 31, 2010

Collectively evaluated (1) (4)	$15,852	325,261	341,113	1,521,028	13,692,257	15,213,285
Individually evaluated (2) (4)	10,561	51,881	62,442	23,263	195,488	218,751
PCI (3)	-	-	-	8,910	65,618	74,528
Total	$26,413	377,142	403,555	1,553,201	13,953,363	15,506,564

(1)	Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans.
(2)	Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.
(3)	Represents the allowance and related loan carrying value determined in accordance with ASC 310-30, Receivables – Loans and Debt Securities Acquired with Deteriorated Credit Quality (formerly SOP 03-3) and pursuant to amendments by ASU 2010-20 regarding allowance for PCI loans.
(4)	2010 consumer recorded investment in loans revised to correct previously reported amounts.

Credit Quality

We monitor credit quality as indicated by evaluating various attributes and utilize such information in our evaluation of the adequacy of the allowance for credit losses. The following sections provide the credit quality indicators we most closely monitor. The majority of credit quality indicators are based on December 31, 2011, information, with the exception of updated Fair Isaac Corporation (FICO) scores and updated loan-to-value (LTV)/combined LTV (CLTV), which are obtained at least quarterly. Generally, these indicators are updated each quarter, with updates no older than one month prior to quarter end.

COMMERCIAL CREDIT QUALITY INDICATORS In addition to monitoring commercial loan concentration risk, we manage a consistent process for assessing commercial loan credit quality. Commercial loans are subject to individual risk assessment using our internal borrower and collateral quality ratings. Our ratings are aligned to Pass and Criticized categories. The Criticized category includes Special Mention, Substandard, and Doubtful categories which are defined by bank regulatory agencies.

The table below provides a breakdown of outstanding commercial loans by risk category.

(in thousands)	Commercial and industrial	Real estate mortgage	Real estate construction	Total

December 31, 2011

By risk category:
Pass	$286,228	852,464	35,705	1,174,397
Criticized	946	162,623	10,182	173,751

Total commercial loans	$287,174	1,015,087	45,887	1,348,148

December 31, 2010

By risk category:
Pass	$206,362	1,087,574	68,838	1,362,774
Criticized	3,456	179,776	7,195	190,427

Total commercial loans	$209,818	1,267,350	76,033	1,553,201

  In addition, while we monitor past due status, we do not consider it a key driver of our credit risk management practices for commercial loans. The following table provides past due information for commercial loans.

(in thousands)	Commercial and industrial	Real estate mortgage	Real estate construction	Total

December 31, 2011

By delinquency status:
Current-29 days past due (DPD) and still accruing	$282,703	943,712	45,636	1,272,051
30-89 DPD and still accruing	4,471	48,320	-	52,791
90+ DPD and still accruing	-	1,923	-	1,923
Nonaccrual loans	-	21,132	251	21,383

Total commercial loans	$287,174	1,015,087	45,887	1,348,148

December 31, 2010

By delinquency status:
Current-29 DPD and still accruing (1)	$207,363	1,241,730	74,440	1,523,533
30-89 DPD and still accruing	-	4,129	1,227	5,356
90+ DPD and still accruing (1)	1	-	-	1
Nonaccrual loans	2,454	21,491	366	24,311

Total commercial loans	$209,818	1,267,350	76,033	1,553,201

(1)  2010 real estate mortgage revised to correct previously reported amounts.

CONSUMER CREDIT QUALITY INDICATORS We have various classes of consumer loans that present respective unique risks. Loan delinquency, FICO credit scores and LTV/CLTV for loan types are common credit quality indicators that we monitor and utilize in our evaluation of the adequacy of the allowance for credit losses for the consumer portfolio segment.

The majority of our loss estimation techniques used for the allowance for credit losses rely on delinquency matrix models or delinquency roll rate models. Therefore, delinquency is an important indicator of credit quality and the establishment of our allowance for credit losses.

The following table provides the outstanding balances of our consumer portfolio by delinquency status.

(in thousands)	Real estate 1-4 family first mortgage	Real estate 1-4 family junior lien mortgage	Total

December 31, 2011

By delinquency status:
Current - 29 DPD	$7,645,674	3,098,012	10,743,686
30-59 DPD	80,409	48,886	129,295
60-89 DPD	42,387	27,824	70,211
90-119 DPD	34,471	21,434	55,905
120-179 DPD	39,314	28,939	68,253
180+ DPD	120,819	28,874	149,693
Remaining PCI accounting adjustments	(17,328)	(4,087)	(21,415)

Total consumer loans	$7,945,746	3,249,882	11,195,628

December 31, 2010

By delinquency status:
Current - 29 DPD	$9,569,492	3,881,392	13,450,884
30-59 DPD	90,734	57,608	148,342
60-89 DPD	49,688	34,843	84,531
90-119 DPD	35,593	21,674	57,267
120-179 DPD	54,874	41,498	96,372
180+ DPD	110,100	33,986	144,086
Remaining PCI accounting adjustments	(23,648)	(4,471)	(28,119)

Total consumer loans	$9,886,833	4,066,530	13,953,363

The following table provides a breakdown of our consumer portfolio by updated FICO. We obtain FICO scores at loan origination and the scores are updated at least quarterly. FICO is not available for certain loan types and may not be obtained if we deem it unnecessary due to strong collateral and other borrower attributes.

(in thousands)	Real estate 1-4 family first mortgage	Real estate 1-4 family junior lien mortgage	Total

December 31, 2011

By updated FICO:
< 600	$537,949	387,232	925,181
600-639	321,284	195,122	516,406
640-679	572,899	331,988	904,887
680-719	1,128,538	514,089	1,642,627
720-759	1,542,772	634,491	2,177,263
760-799	2,324,799	757,186	3,081,985
800+	1,338,881	384,579	1,723,460
No FICO available	195,952	49,282	245,234
Remaining PCI accounting adjustments	(17,328)	(4,087)	(21,415)

Total consumer loans	$7,945,746	3,249,882	11,195,628

December 31, 2010

By updated FICO:
< 600	$592,306	478,837	1,071,143
600-639	308,528	219,499	528,027
640-679	594,252	363,377	957,629
680-719	1,240,345	583,981	1,824,326
720-759	1,882,147	811,697	2,693,844
760-799	3,136,616	932,872	4,069,488
800+	1,608,139	492,220	2,100,359
No FICO available	548,148	188,518	736,666
Remaining PCI accounting adjustments	(23,648)	(4,471)	(28,119)

Total consumer loans	$9,886,833	4,066,530	13,953,363

LTV refers to the ratio comparing the loan’s balance to the property’s collateral value. CLTV refers to the combination of first mortgage and junior lien mortgage ratios. LTVs and CLTVs are updated quarterly using a cascade approach which first uses values provided by automated valuation models (AVMs) for the property. If an AVM is not available, then the value is estimated using the original appraised value adjusted by the change in Home Price Index (HPI) for the property location. If an HPI is not available, the original appraised value is used. The HPI value is normally the only method considered for high value properties as the AVM values have proven less accurate for these properties.

The following table shows the most updated LTV and CLTV distribution of the real estate 1-4 family first and junior lien mortgage loan portfolios. The residential real estate markets remain weak and continue to experience declines in property values in some states. These trends are considered in the way that we monitor credit risk and establish our allowance for credit losses. LTV does not necessarily reflect the likelihood of performance of a given loan, but does provide an indication of collateral value. In the event of a default, any loss should be limited to the portion of the loan amount in excess of the net realizable value of the underlying real estate collateral value. Certain loans do not have an LTV or CLTV primarily due to industry data availability and portfolios acquired from or serviced by other institutions.

(in thousands)	Real estate 1-4 family first mortgage by LTV	Real estate 1-4 family junior lien mortgage by CLTV	Total

December 31, 2011

By LTV/CLTV:
0-60%	$3,764,740	676,585	4,441,325
60.01-80%	2,273,111	599,394	2,872,505
80.01-100%	1,098,818	812,647	1,911,465
100.01-120% (1)	473,691	614,633	1,088,324
> 120% (1)	303,808	545,323	849,131
No LTV/CLTV available	48,906	5,387	54,293
Remaining PCI accounting adjustments	(17,328)	(4,087)	(21,415)

Total consumer loans	$7,945,746	3,249,882	11,195,628

December 31, 2010

By LTV/CLTV:
0-60%	$4,196,364	963,813	5,160,177
60.01-80%	3,276,565	799,961	4,076,526
80.01-100%	1,457,583	1,010,522	2,468,105
100.01-120% (1)	538,686	698,335	1,237,021
> 120% (1)	316,528	546,039	862,567
No LTV/CLTV available	124,755	52,331	177,086
Remaining PCI accounting adjustments	(23,648)	(4,471)	(28,119)

Total consumer loans	$9,886,833	4,066,530	13,953,363

(1)	Reflects total loan balances with LTV/CLTV amounts in excess of 100%. In the event of default, the loss content would generally be limited to only the amount in excess of 100% LTV/CLTV.

NONACCRUAL LOANS The following table provides loans on nonaccrual status. PCI loans are excluded from this table due to the existence of the accretable yield.

	December 31,
(in thousands)	2011	2010

Commercial:
Commercial and industrial	$-	2,454
Real estate mortgage	21,132	21,491
Real estate construction	251	366

Total commercial	21,383	24,311

Consumer:
Real estate 1-4 family first mortgage	228,363	225,297
Real estate 1-4 family junior lien mortgage	99,347	117,218

Total consumer	327,710	342,515

Total nonaccrual loans
(excluding PCI)	$349,093	366,826

LOANS 90 DAYS OR MORE PAST DUE AND STILL ACCRUING

Certain loans 90 days or more past due as to interest or principal are still accruing, because they are (1) well-secured and in the process of collection or (2) real estate 1-4 family mortgage loans exempt under regulatory rules from being classified as nonaccrual until later delinquency, usually 120 days past due. PCI loans of $7.6 million at December 31, 2011, and $10.9 million at December 31, 2010, are excluded from this disclosure even though they are 90 days or more contractually past due. These PCI loans are considered to be accruing due to the existence of the accretable yield and not based on consideration given to contractual interest payments.

The following table shows non-PCI loans 90 days or more past due and still accruing.

	December 31,
(in thousands)	2011	2010

Commercial:
Commercial and industrial	$-	1
Real estate mortgage (1)	1,596	-
Real estate construction	-	-

Total commercial	1,596	1

Consumer:
Real estate 1-4 family first mortgage	21,008	22,319
Real estate 1-4 family junior lien mortgage	15,492	14,645

Total consumer	36,500	36,964

Total past due (excluding PCI)	$38,096	36,965

(1)	Revised to correct previously reported amount for December 31, 2010.

IMPAIRED LOANS The table below summarizes key information for impaired loans. Our impaired loans predominately include loans on nonaccrual status in the commercial portfolio segment and loans modified in a TDR, whether on accrual or nonaccrual status. These impaired loans may have estimated loss which is included in the allowance for credit losses. Impaired loans exclude PCI loans. Our impaired loans were not impacted by the adoption of ASU No. 2011-02 in third quarter 2011. The allowance for credit losses associated with these loans would have been measured under a collectively evaluated basis prior to adoption, but is now estimated on an individually evaluated basis. Additionally, based on clarifying guidance from the Securities and Exchange Commission (SEC) received in December 2011, we now classify trial modifications as TDRs at the beginning of the trial period. The table below includes trial modifications that totaled $21.4 million at December 31, 2011. See the “Loans” section in Note 1 for our policies on impaired loans.

		Recorded investment
(in thousands)	Unpaid principal balance	Impaired loans	Impaired loans with related allowance for credit losses	Related allowance for credit losses

December 31, 2011

Commercial:
Commercial and industrial	$-	-	-	-
Real estate mortgage	25,684	19,947	19,947	10,330
Real estate construction	264	251	251	106

Total commercial	25,948	20,198	20,198	10,436

Consumer:
Real estate 1-4 family first mortgage	245,837	207,447	207,447	50,853
Real estate 1-4 family junior lien mortgage	124,974	117,158	117,158	51,380

Total consumer	370,811	324,605	324,605	102,233

Total impaired loans (excluding PCI)	$396,759	344,803	344,803	112,669

December 31, 2010

Commercial:
Commercial and industrial	$4,537	3,151	3,151	1,102
Real estate mortgage	22,506	19,746	19,746	9,337
Real estate construction	389	366	366	122

Total commercial	27,432	23,263	23,263	10,561
Consumer:
Real estate 1-4 family first mortgage (1)	137,296	118,025	118,025	19,205
Real estate 1-4 family junior lien mortgage (1)	82,335	77,463	77,463	32,676

Total consumer	219,631	195,488	195,488	51,881

Total impaired loans (excluding PCI)	$247,063	218,751	218,751	62,442

(1) Recorded investment revised to report net of purchase discount.

      The following table provides the average recorded investment in impaired loans and the amount of interest income recognized on impaired loans after impairment by portfolio segment and class.

	Year ended December 31,
	2011			2010
(in thousands)	Average recorded investment		Recognized interest income	Average recorded investment	Recognized interest income
Commercial:
Commercial and industrial		$69	-	-	-
Real estate mortgage		22,341	91	14,489	236
Real estate construction		424	-	350	6
Total commercial		22,834	91	14,839	242
Consumer:

Real estate 1-4 family first mortgage		173,907	9,509	88,533	3,979
Real estate 1-4 family junior lien mortgage		106,471	5,349	67,065	3,352
Total consumer		280,378	14,858	155,598	7,331
Total impaired loans		$303,212	14,949	170,437	7,573

Interest income:
Cash basis of accounting	$		826		874
Other (1)			14,123		6,699
Total interest income	$		14,949		7,573

(1)	Includes interest recognized on accruing TDRs and interest recognized related to the passage of time on certain impaired loans. See footnote 1 to the table of changes in the allowance for credit losses.

TDRS When, for economic or legal reasons related to a borrower’s financial difficulties, we grant a concession for other than an insignificant period of time to a borrower that we would not otherwise consider, the related loan is classified as a TDR. We do not consider any loans modified through a loan resolution such as foreclosure or short sale to be a TDR. The following table summarizes how our loans were modified as TDRs in 2011, including the financial effects of the modifications.

	Year ended December 31, 2011

	Primary modification type (1)				Financial effects of modifications

(in thousands)	Principal (2)	Interest rate reduction	Other interest rate concessions (3)	Total	Charge- offs (4)	Weighted average interest rate reduction	Recorded investment related to interest rate reduction

Commercial:
Commercial and industrial	$-	-	-	-	-	-%	$-
Real estate mortgage	-	-	158	158	-	-	-
Real estate construction	-	-	-	-	-	-	-

Total commercial	-	-	158	158	-	-	-

Consumer:
Real estate 1-4 family first mortgage	17,565	56,136	30,028	103,729	5,980	3.47	72,590
Real estate 1-4 family junior lien mortgage	4,952	49,576	11,913	66,441	1,299	5.58	56,166
Trial modifications (5)	-	-	21,369	21,369	-	-	-

Total consumer	22,517	105,712	63,310	191,539	7,279	4.39	128,756

Total	$22,517	105,712	63,468	191,697	7,279	4.39%	$128,756

(1)	Amounts represent the recorded investment in loans after recognizing the effects of the TDR, if any. TDRs with multiple types of concessions are presented only once in the table in the first category type based on the order presented.
(2)	Principal modifications include principal forgiveness at the time of the modification, contingent principal forgiveness granted over the life of the loan based on borrower performance, and principal that has been legally separated and deferred to the end of the loan, with a zero percent contractual interest rate.
(3)	Other interest rate concessions include loans modified to an interest rate that is not commensurate with the credit risk, even though the rate may have been increased. These modifications would include renewals, term extensions and other interest adjustments, but exclude modifications that also forgive principal and/or reduce the interest rate.
(4)	Charge-offs include write-downs of the investment in the loan in the period of modification. In some cases, the amount of charge off will differ from the modification terms if the loan has already been charged down based on our policies. Modifications resulted in forgiving principal (actual, contingent or deferred) of $5.0 million in 2011.
(5)	Trial modifications are granted a delay in payments due under the original terms during the trial payment period. However, these loans continue to advance through delinquency status and accrue interest according to their original terms. Any subsequent permanent modification generally includes interest rate related concessions; however, the exact concession type and resulting financial effect are usually not known until the loan is permanently modified.

The previous table presents information on all loan modifications classified as TDRs. We may require some borrowers experiencing financial difficulty to make trial payments generally for a period of three to four months, according to terms of a planned permanent modification, to determine if they can perform according to those terms. These arrangements represent trial modifications, which we classify and account for as TDRs. The trial period terms are developed in accordance with our proprietary programs or the U.S. Treasury’s Making Homes Affordable programs for real estate 1-4 family first lien (i.e. Home Affordable Modification Program – HAMP) and junior lien (i.e. Second Lien Modification Program – 2MP) mortgage loans. At December 31, 2011, we had $8.7 million, $3.1 million, and $9.6 million of loans in a trial modification period under HAMP, 2MP, and proprietary programs, respectively. While loans are in trial payment programs their original terms are not considered modified and they continue to advance through delinquency status and accrue interest according to their original terms. The planned modifications for these arrangements predominantly involve interest rate reductions or other interest rate concessions. At December 31, 2011, trial modifications with a recorded investment of $12.1 million were accruing loans and $9.3 million were nonaccruing loans. Our recent experience is that most of the mortgages that enter a trial payment period program are successful in completing the program requirements and are then permanently modified at the end of the trial period. As previously discussed, our allowance process considers the impact of those modifications that are probable to occur including the associated credit cost and related re-default risk.

The table below summarizes permanent modification TDRs that have defaulted in the current period within 12 months of their permanent modification date. We are reporting these defaulted TDRs based on a payment default definition of 90 days past due for the commercial portfolio segment and 60 days past due for the consumer portfolio segment.

Year ended December 31, 2011
(in thousands)	Recorded investment of defaults

Commercial:
Commercial and industrial	$-
Real estate mortgage	2,556
Real estate construction	-

Total commercial	2,556

Consumer:
Real estate 1-4 family first mortgage	19,379
Real estate 1-4 family junior lien mortgage	8,734

Total consumer	28,113

Total	$30,669

Note 3: Commitments, Guarantees and Other Matters

Wachovia Funding does not have any consumer lines of credit. Wachovia Funding’s commercial loan portfolio includes unfunded loan commitments that are provided in the normal course of business. For commercial borrowers, loan commitments generally take the form of revolving credit arrangements to finance customers’ working capital requirements. These instruments are not recorded on the balance sheet until funds are advanced under the commitment. For lending commitments, the contractual amount of a commitment represents the maximum potential credit risk if the entire commitment is funded and the borrower does not perform according to the terms of the contract. Some of these commitments expire without being funded, and accordingly, total contractual amounts are not representative of actual future credit exposure or liquidity requirements.

Loan commitments create credit risk in the event that the counterparty draws on the commitment and subsequently fails to perform under the terms of the lending agreement. This risk is incorporated into our overall evaluation of credit risk, and to the extent necessary, an allowance for loan losses is recorded on these commitments. Uncertainties around the timing and amount of funding under these commitments may create liquidity risk for Wachovia Funding.

The contract or notional amount of commercial loan commitments to extend credit at December 31, 2011 and 2010 was $329.6 million and $538.4 million, respectively. The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the current creditworthiness of the counterparties. The estimated fair value of commitments to extend credit at December 31, 2011, was negative $166 thousand. The estimated fair value of lending commitments is negative due to the current economic environment, and represents the estimated amount that Wachovia Funding would need to pay a third party to assume our December 31, 2011, exposure on lending commitments.

As part of the loan participation agreements with the Bank, Wachovia Funding provides an indemnification to the Bank if certain events occur. These contingencies generally relate to claims or judgments arising out of participated loans that are not the result of gross negligence or intentional misconduct by the Bank. Wachovia Funding has not been required to make payments under the indemnification clauses in 2011, 2010 or 2009. Since there are no stated or notional amounts included in the indemnification clauses and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur, Wachovia Funding is not able to estimate the maximum amount of future payments under the indemnification clauses. There are no amounts reflected on the consolidated balance sheet at December 31, 2011, related to these indemnifications.

Wachovia Funding is not currently involved in, nor, to our knowledge, currently threatened with any material litigation. From time to time we may become involved in routine litigation arising in the ordinary course of business. We do not believe that the eventual outcome of any such routine litigation will, in the aggregate, have a material adverse effect on our consolidated financial statements. However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavourable, could be material to our consolidated financial statements for any particular period.

Note 4: Derivatives

We use derivative financial instruments as economic hedges and none are treated as accounting hedges. By using derivatives, we are exposed to credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset in our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, and executing master netting arrangements and obtaining collateral, where appropriate. Derivative balances and related cash collateral amounts are presented net in the balance sheet as long as they are subject to master netting agreements and meet the criteria for net presentation. Counterparty credit risk related to derivatives is considered and, if material, accounted for separately.

At December 31, 2011, receive-fixed interest rate swaps with a notional amount of $4.1 billion had a weighted average maturity of 0.46 years, weighted average receive rate of 7.45% and weighted average pay rate of 0.56%. Pay-fixed interest rate swaps with a notional amount of $4.1 billion had a weighted average maturity of 0.46 years, weighted average receive rate of 0.56% and weighted average pay rate of 5.72% at December 31, 2011. All of the interest rate swaps have variable pay or receive rates based on three- or six-month LIBOR. These swaps terminate in June 2012.

The total notional amounts and fair values for derivatives of which none of the derivatives are designated as hedging instruments were:

	December 31, 2011			December 31, 2010
	Notional or	Fair value		Notional or	Fair value
(in thousands)	contractual amount	Asset derivatives	Liability derivatives	contractual amount	Asset derivatives	Liability derivatives
Interest rate swaps	$8,200,000	139,056	103,833	8,200,000	422,597	316,327
Netting (1)		(138,093)	(103,833)		(421,584)	(316,327)
Total		$963	-		1,013	-

(1)	Derivatives are reported net of cash collateral received and paid. Additionally, positions with the same counterparty are netted as part of a legally enforceable master netting agreement between Wachovia Funding and the derivative counterparty.

At December 31, 2011, our position in interest rate swaps was recorded as a net asset amount of $1.0 million on our consolidated balance sheet at fair value. The net amount was comprised of an asset of $139.1 million, a liability of $103.8 million, and a payable for cash deposited as collateral by counterparties of $34.3 million.

Gains recognized in the consolidated statement of income related to derivatives not designated as hedging instruments in 2011 were $302 thousand compared with $2.5 million in 2010 and $4.1 million in 2009.

Note 5: Fair Values of Assets and Liabilities

Under our fair value framework, fair value measurements must reflect assumptions market participants would use in pricing an asset or liability.

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market. If there is no principal market, an entity should use the most advantageous market for the specific asset or liability at the measurement date (referred to as an exit price). We group our assets and liabilities measured at fair value in three levels based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. These levels are:

•	Level 1 – Valuation is based upon quoted prices for identical instruments traded in active markets.
•

Level 2 – Valuation is based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•

Level 3 – Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability.

In the determination of the classification of financial instruments in Level 2 or Level 3 of the fair value hierarchy, we consider all available information, including observable market data, indications of market liquidity and orderliness, and our understanding of the valuation techniques and significant inputs used. For securities in inactive markets, we use a predetermined percentage to evaluate the impact of fair value adjustments derived from weighting both external and internal indications of value to determine if the instrument is classified as Level 2 or Level 3. Based upon the specific facts and circumstances of each instrument or instrument category, judgments are made regarding the significance of the Level 3 inputs to the instruments’ fair value measurement in its entirety. If Level 3 inputs are considered significant, the instrument is classified as Level 3.

Determination of Fair Value In determining fair value, Wachovia Funding uses market prices of the same or similar instruments whenever such prices are available. A fair value measurement assumes that an asset or liability is exchanged in an orderly transaction between market participants, and accordingly, fair value is not determined based upon a forced liquidation or distressed sale. Where necessary, Wachovia Funding estimates fair value using other market observable data such as prices for synthetic or derivative instruments, market indices, and industry ratings of underlying collateral or models employing techniques such as discounted cash flow analyses. The assumptions used in the models, which typically include assumptions for interest rates, credit losses and prepayments, are verified against market observable data where possible. Market observable real estate data is used in valuing instruments where the underlying collateral is real estate or where the fair value of an instrument being valued highly correlates to real estate prices. Where appropriate, Wachovia Funding may use a combination of these valuation approaches.

Where the market price of the same or similar instruments is not available, the valuation of financial instruments becomes more subjective and involves a high degree of judgment. Where modeling techniques are used, the models are subject to validation procedures by our internal valuation model validation group in accordance with risk management policies and procedures. Further, pricing data is subject to verification.

Derivatives Wachovia Funding’s derivatives are executed over the counter (OTC). As no quoted market prices exist for such instruments, OTC derivatives are valued using internal valuation techniques. Valuation techniques and inputs to internally-developed models depend on the type of derivative and the nature of the underlying rate, price or index upon which the derivative’s value is based. Key inputs can include yield curves, credit curves, foreign-exchange rates, prepayment rates, volatility measurements and correlation of such inputs. Where model inputs can be observed in a liquid market and the model selection does not require significant judgment, such derivatives are typically classified within Level 2 of the fair value hierarchy. Examples of derivatives within Level 2 include generic interest rate swaps.

Wachovia Funding’s interest rate swaps are recorded at fair value. The fair value of interest rate swaps is estimated using discounted cash flow analyses based on observable market data.

Loans Wachovia Funding does not record loans at fair value on a recurring basis. As such, valuation techniques discussed herein for loans are primarily for disclosing estimated fair values. However, from time to time, we record nonrecurring fair value adjustments to loans to primarily reflect partial write-downs that are based on the current appraised value of the collateral.

The fair value estimates for disclosure purposes differentiate loans based on their financial characteristics, such as product classification, loan category, pricing features and remaining maturity. Prepayment and credit loss estimates are evaluated by product and loan rate.

The fair value of commercial and industrial and commercial real estate loans is calculated by discounting contractual cash flows, adjusted for credit loss estimates, using discount rates that reflect our current pricing for loans with similar characteristics and remaining maturity.

For real estate 1-4 family first and junior lien mortgages, fair value is calculated by discounting contractual cash flows, adjusted for prepayment and credit loss estimates, using discount rates based on current industry pricing (where readily available) or our own estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity and repricing characteristics.

Items Measured at Fair Value on a Recurring Basis The following table presents Wachovia Funding’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2011 and December 31, 2010, for each of the fair value hierarchy levels.

(in thousands)	Level 1	Level 2	Level 3	Netting (1)	Total

Balance at December 31, 2011
Assets
Interest rate swaps	$-	139,056	-	(138,093)	963

Total assets at fair value	$-	139,056	-	(138,093)	963
Liabilities
Interest rate swaps	$-	103,833	-	(103,833)	-

Total liabilities at fair value	$-	103,833	-	(103,833)	-

Balance at December 31, 2010
Assets
Interest rate swaps	$-	422,597	-	(421,584)	1,013

Total assets at fair value	$-	422,597	-	(421,584)	1,013

Liabilities
Interest rate swaps	$-	316,327	-	(316,327)	-

Total liabilities at fair value	$-	316,327	-	(316,327)	-

(1)	Derivatives are reported net of cash collateral received and paid. Additionally, positions with the same counterparty are netted as a part of a legally enforceable master netting agreement between Wachovia Funding and the derivative counterparty. See Note 4 for additional information on the treatment of master netting arrangements related to derivative contracts.

As of December 31, 2011, Wachovia Funding assets or liabilities measured at fair value on a nonrecurring basis were insignificant. Additionally, Wachovia Funding did not elect fair value option for any financial instruments as permitted in FASB ASC 825, Financial Instruments, which allows companies to elect to carry certain financial instruments at fair value with corresponding changes in fair value reported in the results of operations.

Disclosures about Fair Value of Financial Instruments Information about the fair value of on-balance sheet financial instruments at December 31, 2011 and December 31, 2010 is presented below.

	December 31, 2011		December 31, 2010
(in thousands)	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value

Financial assets
Cash and cash equivalents	$1,186,165	1,186,165	2,774,299	2,774,299
Loans, net of unearned income and allowance for loan losses (1)	12,230,014	13,381,977	15,103,604	16,354,121
Interest rate swaps (2)	963	963	1,013	1,013
Accounts receivable - affiliates, net	64,235	64,235	218,394	218,394
Other financial assets	47,626	47,626	77,131	77,131

Financial liabilities
Other financial liabilities	17,601	17,601	19,389	19,389

(1)	Unearned income was $604.4 million and $785.2 million at December 31, 2011 and December 31, 2010, respectively. Allowance for loan losses was $313.8 million at December 31, 2011 and $403.0 million at December 31, 2010.

(2)	Interest rate swaps are reported net of payable for cash deposited as collateral by counterparties of $34.3 million and $105.3 million at December 31, 2011 and December 31, 2010, respectively, pursuant to the accounting requirements for net presentation. See Note 4 for additional information on derivatives.

Substantially all the other financial assets and liabilities have maturities of three months or less, and accordingly, the carrying amount is deemed to be a reasonable estimate of fair value.

We have not included assets and liabilities that are not financial instruments in our disclosure, such as certain other assets, deferred income tax liabilities and certain other liabilities. The total of the fair value calculations presented does not represent, and should not be construed to represent, the underlying value of Wachovia Funding.

Note 6: Common and Preferred Stock

Wachovia Funding has authorized preferred and common stock. In order to remain qualified as a REIT, Wachovia Funding must distribute annually at least 90% of taxable earnings. The following table provides detail of preferred stock.

	December 31, 2011 and 2010
(in thousands, except shares and liquidation preference per share)	Liquidation preference per share	Shares authorized	Shares issued and outstanding	Par value	Carrying value

Series A
7.25% Non-Cumulative Exchangeable, Perpetual Series A Preferred Securities	$25	30,000,000	30,000,000	$300	300

Series B
Floating rate (three-month LIBOR plus 1.83%) Non-Cumulative Exchangeable,
Perpetual Series B Preferred Securities	25	40,000,000	40,000,000	400	400

Series C
Floating rate (three-month LIBOR plus 2.25%) Cumulative,
Perpetual Series C Preferred Securities	1,000	5,000,000	4,233,754	43	43

Series D
8.50% Non-Cumulative, Perpetual Series D Preferred Securities	1,000	913	913	-	-
Total		75,000,913	74,234,667	$743	743

In the event that Wachovia Funding is liquidated or dissolved, the holders of the preferred securities will be entitled to a liquidation preference for each security plus any authorized, declared and unpaid dividends that will be paid prior to any payments to common stockholders or general unsecured creditors. With respect to the payment of dividends and liquidation preference, the Series A preferred securities rank on parity with Series B and Series D preferred securities and senior to the common stock and Series C preferred securities. In the event that a supervisory event occurs in which the Bank is placed into conservatorship or receivership, the Series A and Series B preferred securities are convertible into certain preferred stock of Wells Fargo.

Except upon the occurrence of a Special Event (as defined below), the Series A preferred securities are not redeemable prior to December 31, 2022. On or after such date, we may redeem these securities for cash, in whole or in part, with the prior approval of the Office of the Comptroller of the Currency (OCC), at the redemption price of $25 per security, plus authorized, declared, but unpaid dividends to the date of redemption. The Series B and Series C preferred securities may be redeemed for cash, in whole or in part, with the prior approval of the OCC, at redemption prices of $25 and $1,000 per security, respectively, plus authorized, declared, but unpaid dividends to the date of redemption, including any accumulation of any unpaid dividends for the Series C preferred securities. We can redeem the Series D preferred securities in whole or in part at any time at $1,000 per security plus authorized, declared and unpaid dividends.

A Special Event means: a Tax Event; an Investment Company Act Event; or a Regulatory Capital Event.

Tax Event means our determination, based on the receipt by us of a legal opinion, that there is a significant risk that dividends paid or to be paid by us with respect to our capital stock are not or will not be fully deductible by us for United States Federal income tax purposes or that we are or will be subject to additional taxes, duties, or other governmental charges, in an amount we reasonably determine to be significant as a result of:

•

any amendment to, clarification of, or change in, the laws, treaties, or related regulations of the United States or any of its political subdivisions or their taxing authorities affecting taxation; or

•

any judicial decision, official administrative pronouncement, published or private ruling, technical advice memorandum, Chief Counsel Advice, as such term is defined in the Code, regulatory procedure, notice, or official announcement.

Investment Company Act Event means our determination, based on the receipt by us of a legal opinion, that there is a significant risk that we are or will be considered an “investment company” that is required to be registered under the Investment Company Act, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency, or regulatory authority.

Regulatory Capital Event means our determination, based on the receipt by us of a legal opinion, that there is a significant risk that the Series A preferred securities will no longer constitute Tier 1 capital of the Bank or Wells Fargo for purposes of the capital adequacy guidelines or policies of the OCC or the Federal Reserve Board, or their respective successor as the Bank’s and Wells Fargo’s, respectively, primary Federal banking regulator, as a result of any amendments to, clarification of, or change in applicable laws or related regulations or official interpretations or policies; or any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations.

We continue to monitor and evaluate the potential impact on regulatory capital and liquidity management of regulatory proposals, including Basel III and those required under the Dodd-Frank Act, throughout the rule-making process.

Note 7: Income Taxes

The components of income tax expense were:

	Year ended December 31,
(in thousands)	2011	2010	2009
Current:
Federal	$21,151	18,146	14,928
State and local	-	-	1,238
Total current	21,151	18,146	16,166
Deferred (benefit):
Federal	(20,928)	(17,228)	(13,455)
State and local	-	-	(1,116)
Total deferred (benefit)	(20,928)	(17,228)	(14,571)
Total	$223	918	1,595

The reconciliation of federal income tax rates and amounts to the effective income tax rates and amounts for each of the years in the three-year period ended December 31, 2011, is presented below.

	Year ended December 31,
	2011		2010		2009
(in thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Income before income tax expense	$795,836		$770,334		$869,245
Tax at federal income tax rate	$278,543	35.0%	$269,617	35.0%	$304,235	35.0%
Reasons for differences in federal income tax rate and effective tax rate:
REIT income not subject to federal taxation	(278,320)	(35.0)	(268,699)	(34.9)	(302,720)	(34.8)
State income taxes, net	-	-	-	-	80	-
Total	$223	-%	$918	0.1%	$1,595	0.2%

    In 2011, 2010 and 2009, the income before income tax expense of $795.8 million, $770.3 million and $869.2 million, respectively, included $795.2 million, $767.7 million and $864.9 million, respectively, of REIT income not subject to federal taxation. The remaining income before income taxes of $0.6 million, $2.6 million and $4.3 million in 2011, 2010 and 2009, respectively, is income before income taxes of WPR. Income tax expense was $223 thousand, $918 thousand and $1.6 million, respectively, for 2011, 2010 and 2009. The decrease in income tax expense over the three year period was primarily related to the reduction in pre-tax income and the adoption of the Wells Fargo state tax settlement policy.

    The sources of temporary differences that give rise to deferred income tax liabilities are interest rate swap contracts. The related tax effects at December 31, 2011, 2010 and 2009, were $9.3 million, $30.3 million and $50.0 million, respectively. The deferred income tax liability for 2010 reflects a $2.5 million reduction related to state tax settlement policy conformity and in 2009 included a $2.4 million increase related to purchase accounting adjustments recorded due to the acquisition of Wachovia by Wells Fargo.

    Deferred income tax assets and liabilities are established for WPR to recognize the expected future tax consequences attributable to temporary differences between the financial statement carrying amount and the tax basis of assets and liabilities. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred income tax assets and liabilities is recognized in income during the period that includes the enactment date.

    At December 31, 2011, WPR had no federal net operating loss carry forwards.

    Wachovia Funding evaluates uncertain tax positions in accordance with FASB ASC 740, Income Taxes. Based upon its current evaluation, Wachovia Funding has concluded that there are no significant uncertain tax positions relevant to the jurisdictions where it is required to file income tax returns requiring recognition in the financial statements at December 31, 2011.

    Wachovia Funding recognizes accrued interest and penalties, as appropriate, related to unrecognized income tax benefits in the effective tax rate. Wachovia Funding recognized no interest in 2011, 2010 and 2009 and the balance of accrued interest was zero at December 31, 2011.

    Management monitors proposed and issued tax law, regulations and cases to determine the potential impact to uncertain income tax positions. At December 31, 2011, management had not identified any potential subsequent events that would have a material impact on unrecognized income tax benefits within the next twelve months.

    We are subject to U.S. federal income tax as well as income tax in certain state jurisdictions. We are not subject to federal income tax examinations for taxable years prior to 2008 or state income tax examinations for taxable years prior to 2007.

Note 8: Transactions With Related Parties

Wachovia Funding engages in various transactions and agreements with affiliated parties. Due to the nature of common ownership of Wachovia Funding and the affiliated parties by Wells Fargo, these transactions and agreements could differ from those conducted with unaffiliated parties.

The principal items related to transactions with affiliated parties included in the accompanying consolidated statement of income and consolidated balance sheet are described in the table and narrative below.

	Year ended December 31,

(in thousands)	2011	2010	2009
Income statement data
Interest income:
Accretion of discounts on loans	$201,856	234,173	123,992
Interest on Eurodollar deposits (1)	666	1,279	1,358
Total interest income	202,522	235,452	125,350
Gain (loss) on loan sales to affiliate	(128)	17,714	-
Loan servicing costs (2)	47,701	58,528	62,975
Management fees	6,428	4,580	10,240
Cash collateral fees	43	79	113

(1)	Includes $187 thousand, $345 thousand and $595 thousand from interest rate swaps for years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Includes $11 thousand, $11 thousand and $13 thousand from interest rate swaps for years ended December 31, 2011, 2010 and 2009, respectively.

	December 31,

	2011	2010
Balance sheet related data
Loans purchases	$648,845	3,231,285
Loans sales	(85,096)	(165,613)
Eurodollar deposits (3)	1,182,541	2,766,207
Accounts receivable - affiliates, net	64,235	218,394

(3)	Includes $34.3 million and $105.3 million from cash collateral investment at December 31, 2011 and 2010, respectively.

Loan Participations We purchase and sell loans and/or 100% interests in loan participations (which are both reflected as loans in the accompanying consolidated financial statements) to and from the Bank. The purchases and sales are transacted at fair value resulting in purchase discounts and premiums or gains and losses on sales. The net purchase discount accretion is reported within interest income. The gains or losses on sales of loan participations are included within noninterest income. In 2011 and 2010, all of our purchases and sales were with the Bank.

Loan Servicing Costs The loans currently in our portfolio are serviced by the Bank or their affiliates pursuant to the terms of participation and servicing agreements. In some instances, the Bank has delegated servicing responsibility to third parties that are not affiliated with us or the Bank or its affiliates. Depending on the loan type, the monthly servicing fee charges are based in part on (a) outstanding principal balances, (b) a flat fee per month, or (c) a total loan commitment amount.

Management Fees We pay the Bank a management fee to reimburse for general overhead expenses paid on our behalf. Management fees for 2011 and 2010 were calculated based on Wells Fargo’s total monthly allocated costs multiplied by a formula. The formula is based on our proportion of Wells Fargo’s consolidated: 1) full-time equivalent employees (FTEs), 2) total average assets and 3) total revenue.

Management fees for 2009 were based on its relative percentage of the Bank’s total consolidated assets and noninterest expense.

Eurodollar Deposits We have Eurodollar deposits with the Bank which we utilize as our primary cash management vehicle. Interest income earned on Eurodollar deposit investments is included in interest income.

Interest Rate Swaps We have a swap servicing and fee agreement with the Bank to receive operational, back office, book entry, record-keeping and valuation services related to our interest rate swaps. Further, the Bank acts as our custodian for the collateral pledged to us related to our interest rate swaps. For a fee, the Bank is permitted to re-hypothecate and use as its own the collateral held by the Bank as our custodian. The Bank also provides a guaranty of our obligations under the interest rate swaps when the swaps are in a net payable position.

Lines of Credit Wachovia Funding and its subsidiaries have lines of credit with the Bank. Under the terms of those facilities, we can borrow up to $2.2 billion under revolving demand notes at a rate of interest equal to the average federal funds rate. At December 31, 2011 and 2010, we had no outstandings under this facility.

Accounts Receivable/Payable, Net Accounts receivable from or payable to the Bank result from intercompany transactions which include net loan pay-downs, interest receipts, and other transactions, including those transactions noted herein, which have not yet settled.

Note 9: Wachovia Preferred Funding Corp. (Parent)

The Parent, under the terms of a promissory note, can borrow from its subsidiary, WPR, up to $1.0 billion at a rate of interest equal to the federal funds rate. At December 31, 2011, there was $250.0 million outstanding between the Parent and WPR. The Parent’s condensed financial statements follow.

Statement of Income
	Year ended December 31,

(in thousands)	2011	2010	2009

Interest income	$750,813	903,056	924,400
Interest expense	329	-	346

Net interest income	750,484	903,056	924,054
Provision for credit losses	97,863	274,096	165,912

Net interest income after provision for credit losses	652,621	628,960	758,142

Noninterest income
Other income	490	173	422

Total noninterest income	490	173	422

Noninterest expense
Loan servicing costs	35,217	43,988	49,669
Management fees	4,846	3,442	7,461
Foreclosed assets	6,546	3,102	2,060
Other	2,274	873	754

Total noninterest expense	48,883	51,405	59,944

Income before income tax expense and equity in undistributed net income of subsidiaries	604,228	577,728	698,620
Income tax expense	-	-	-

Income before equity in undistributed net income of subsidiaries	604,228	577,728	698,620
Equity in undistributed net income of subsidiaries	191,385	191,688	169,030

Net income	795,613	769,416	867,650
Dividends on preferred stock	184,043	185,866	160,678

Net income applicable to common stockholders	$611,570	583,550	706,972

Balance Sheet

	December 31,
(in thousands, except shares)	2011	2010
Assets
Cash and cash equivalents	$272,756	1,615,493
Loans, net of unearned	9,317,579	11,393,119
Allowance for loan losses	(245,368)	(322,921)
Net loans	9,072,211	11,070,198
Investment in wholly owned subsidiaries	4,329,960	5,219,940
Accounts receivable - affiliates, net	37,182	158,128
Other assets	44,979	64,201
Total assets	$13,757,088	18,127,960
Liabilities
Line of credit	$250,000	-
Other liabilities	4,645	6,087
Total liabilities	254,645	6,087
Stockholders’ Equity
Preferred stock
Series A preferred securities, $0.01 par value per share, $750 million liquidation preference, non-cumulative and conditionally exchangeable, 30,000,000 shares authorized, issued and outstanding in 2011 and 2010	300	300
Series B preferred securities, $0.01 par value per share, $1.0 billion liquidation preference, non-cumulative and conditionally exchangeable, 40,000,000 shares authorized, issued and outstanding in 2011 and 2010	400	400
Series C preferred securities, $0.01 par value per share, $4.2 billion liquidation preference, cumulative, 5,000,000 shares authorized, 4,233,754 shares, issued and outstanding in 2011 and 2010	43	43
Series D preferred securities, $0.01 par value per share, $913,000 liquidation preference, non-cumulative, 913 shares authorized, issued and outstanding in 2011 and 2010	-	-
Common stock - $0.01 par value, authorized 100,000,000 shares; issued and outstanding 99,999,900 shares	1,000	1,000
Additional paid-in capital	14,026,608	18,526,608
Retained earnings (deficit)	(525,908)	(406,478)
Total stockholders’ equity	13,502,443	18,121,873
Total liabilities and stockholders’ equity	$13,757,088	18,127,960

Statement of Cash Flows

	Year ended December 31,
(in thousands)	2011	2010	2009
Cash flows from operating activities:
Net income	$795,613	769,416	867,650
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Accretion of discounts on loans	(136,942)	(187,990)	(126,903)
Equity in undistributed net income of subsidiaries	(191,385)	(191,688)	(169,030)
Provision for credit losses	97,863	274,096	165,912
Other operating activities, net	20,465	(13,297)	1,417
Net cash provided by operating activities	585,614	650,537	739,046
Cash flows from investing activities:
Increase (decrease) in cash realized from
Investment in subsidiaries, net	1,081,365	220,209	234,619
Loans:
Purchases	(648,845)	(1,801,826)	(2,728,467)
Proceeds from payments and sales	2,804,172	3,007,492	2,808,484
Net cash provided by investing activities	3,236,692	1,425,875	314,636
Cash flows from financing activities:
Increase (decrease) in cash realized from
Line of credit with affiliate	250,000	-	-
Common stock special capital distributions	(4,500,000)	-	-
Cash dividends paid	(915,043)	(982,866)	(1,060,678)
Net cash used by financing activities	(5,165,043)	(982,866)	(1,060,678)
Net change in cash and cash equivalents	(1,342,737)	1,093,546	(6,996)
Cash and cash equivalents at beginning of year	1,615,493	521,947	528,943
Cash and cash equivalents at end of year	$272,756	1,615,493	521,947
Supplemental cash flow disclosures:
Cash paid for interest	$329	-	346
Cash paid for income taxes	250	-	3,033
Change in non cash items:
Transfers from loans to foreclosed assets	11,651	10,536	3,455

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WACHOVIA PREFERRED FUNDING CORP.

By:	/s/ RICHARD D. LEVY
Richard D. Levy Executive Vice President and Controller (Principal Accounting Officer)

Date: March 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated and on the date indicated.

Signature	Capacity

MICHAEL J. LOUGHLIN* Michael J. Loughlin	President, Chief Executive Officer and Director, Wachovia Preferred Funding Corp. (Principal Executive Officer)

TIMOTHY J. SLOAN* Timothy J. Sloan	Senior Executive Vice President and Chief Financial Officer, Wachovia Preferred Funding Corp. (Principal Financial Officer)

RICHARD D. LEVY* Richard D. Levy	Executive Vice President and Controller, Wachovia Preferred Funding Corp. (Principal Accounting Officer)

JAMES E. ALWARD* James E. Alward	Director

HOWARD T. HOOVER* Howard T. Hoover	Director

CHARLES F. JONES* Charles F. Jones	Director

* By Ross E. Jeffries, Jr., Attorney-in-Fact

/S/ Ross E. Jeffries, Jr. Ross E. Jeffries, Jr.

Date: March 21, 2012

EXHIBIT INDEX

Exhibit No.	Description	Location

(3)(a)	Certificate of Incorporation.	Incorporated by reference to Exhibit (3)(a) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(3)(b)	Form of Certificates of Designations for Series A, B, C and D preferred securities.	Incorporated by reference to Exhibit (3)(b) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(3)(c)	Form of Bylaws.	Incorporated by reference to Exhibit (3)(c) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(10)(a)	Form of Loan Participation Agreement and Agreement for Contribution between the Bank and Wachovia Preferred Holding.	Incorporated by reference to Exhibit (10)(a) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(10)(b)	Form of Loan Participation Assignment Agreement between Wachovia Preferred Holding and Wachovia Funding.	Incorporated by reference to Exhibit (10)(b) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(10)(c)	Form of Exchange Agreement among Wachovia, Wachovia Funding, and the Bank.	Incorporated by reference to Exhibit (10)(c) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(10)(d)	Promissory Note, dated as of September 1, 2002, between the Bank and Wachovia Funding.	Incorporated by reference to Exhibit (10)(d) to Wachovia Funding’s Registration Statement on Form S-11 No. 333-99847.

(10)(e)	Form of Participation and Servicing Agreement (including the Form of Assignment Agreement between WPFC Asset Funding, LLC and Wachovia Funding) among the Bank, WPFC Asset Funding, LLC and Wachovia Funding.	Filed herewith.

(12)(a)	Computations of Consolidated Ratios of Earnings to Fixed Charges.	Filed herewith.

(12)(b)	Computations of Consolidated Ratios of Earnings to Fixed Charges and Preferred Stock Dividends.	Filed herewith.

(21)	List of Subsidiaries.	Filed herewith.

(24)	Power of Attorney.	Filed herewith.

(31)(a)	Certification of principal executive officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.	Filed herewith.

(31)(b)	Certification of principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.	Filed herewith.

(32)(a)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.	Filed herewith.

(32)(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.	Filed herewith.

(99)	Wells Fargo & Company Supplementary Consolidating Financial Information.	Filed herewith.

(101)	Pursuant to Rule 405 of Regulation S-T, the following financial information from Wachovia Funding’s Annual Report on Form 10-K for the year ended December 31, 2011, is formatted in XBRL interactive data files: (i) Consolidated Statement of Income for the years ended December 31, 2011, 2010 and 2009; (ii) Consolidated Balance Sheet at December 31, 2011 and 2010; (iii) Consolidated Statement of Changes in Stockholders’ Equity for the years ended December 31, 2011, 2010 and 2009; (iv) Consolidated Statement of Cash Flows for the years ended December 31, 2011, 2010 and 2009; and (v) Notes to Financial Statements, tagged as blocks of text.	Furnished herewith.

Exhibit (31)(a)

WACHOVIA PREFERRED FUNDING CORP.

CERTIFICATIONS PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Michael J. Loughlin, certify that:

1.	I have reviewed this Annual Report on Form 10-K for the year ended December 31, 2011, of Wachovia Preferred Funding Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/ MICHAEL J. LOUGHLIN

Michael J. Loughlin
Chief Executive Officer

Date: March 21, 2012

Exhibit (31)(b)

WACHOVIA PREFERRED FUNDING CORP.

CERTIFICATIONS PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Timothy J. Sloan, certify that:

1.	I have reviewed this Annual Report on Form 10-K for the year ended December 31, 2011, of Wachovia Preferred Funding Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/ TIMOTHY J. SLOAN

Timothy J. Sloan
Chief Financial Officer

Date: March 21, 2012

Exhibit (32)(a)

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Wachovia Preferred Funding Corp. (“Wachovia Funding”) for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Loughlin, Chief Executive Officer of Wachovia Funding, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Wachovia Funding.

/s/ MICHAEL J. LOUGHLIN

Michael J. Loughlin
Chief Executive Officer
March 21, 2012

Exhibit (32)(b)

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Wachovia Preferred Funding Corp. (“Wachovia Funding”) for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Timothy J. Sloan, Chief Financial Officer of Wachovia Funding, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Wachovia Funding.

/s / TIMOTHY J. SLOAN

Timothy J. Sloan
Chief Financial Officer
March 21, 2012

Exhibit (99)

Wells Fargo & Company

Supplementary Consolidating Financial Information

(Unaudited)

As of December 31, 2011 and For the Year Ended December 31, 2011

The “Bank” as noted herein refers to Wells Fargo Bank, National Association

Report of Independent Registered Public Accounting Firm on Supplementary

Consolidating Information

The Board of Directors

Wells Fargo & Company:

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Wells Fargo & Company and Subsidiaries as of December 31, 2011, and the related consolidated statements of income, change in equity and comprehensive income and cash flows for the year ended December 31, 2011 and have issued our unqualified report dated February 28, 2012.

Our audit was made for the purpose of forming an opinion on the consolidated financial statements of Wells Fargo & Company and Subsidiaries taken as a whole. The accompanying supplementary consolidating balance sheet information as of December 31, 2011, and related supplementary consolidating statement of income and change in stockholders’ equity for the year ended December 31, 2011, is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. The supplementary consolidating financial information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as whole.

(signed) KPMG LLP

February 28, 2012

San Francisco, California

Wells Fargo & Company

Supplementary Consolidating Income Statement Information

	Year ended December 31, 2011
(in millions)	The Bank	Other subsidiaries and eliminations	Wells Fargo Consolidated

Interest income
Trading assets	$ 327	1,113	1,440
Securities available for sale	7,522	953	8,475
Mortgages held for sale	982	662	1,644
Loans held for sale	58	-	58
Loans	32,427	4,820	37,247
Other interest income	1,379	(831)	548

Total interest income	42,695	6,717	49,412

Interest expense
Deposits	2,144	131	2,275
Short-term borrowings	73	7	80
Long-term debt	1,355	2,623	3,978
Other interest expense	242	74	316

Total interest expense	3,814	2,835	6,649
Net interest income	38,881	3,882	42,763
Provision for credit losses	6,405	1,494	7,899

Net interest income after provision for credit losses	32,476	2,388	34,864

Noninterest income
Service charges on deposit accounts	4,290	(10)	4,280
Trust and investment fees	2,231	9,073	11,304
Card fees	3,539	114	3,653
Other fees	3,637	556	4,193
Mortgage banking	7,937	(105)	7,832
Insurance	56	1,904	1,960
Net gains from trading activities	467	547	1,014
Net gains (losses) on debt securities available for sale	(140)	194	54
Net gains from equity investments	238	1,244	1,482
Operating leases	519	5	524
Other	3,176	(1,287)	1,889

Total noninterest income	25,950	12,235	38,185

Noninterest expense
Salaries	12,629	1,833	14,462
Commission and incentive compensation	4,106	4,751	8,857
Employee benefits	3,559	789	4,348
Equipment	2,152	131	2,283
Net occupancy	2,570	441	3,011
Core deposit and other intangibles	1,794	86	1,880
FDIC and other deposit assessments	1,219	47	1,266
Other	10,355	2,931	13,286

Total noninterest expense	38,384	11,009	49,393

Income before income tax expense	20,042	3,614	23,656
Income tax expense	6,717	728	7,445

Net income before noncontrolling interests	13,325	2,886	16,211
Less: Net income from noncontrolling interests	269	73	342

Net income	$ 13,056	2,813	15,869

Net income applicable to common stock	$ 13,056	1,969	15,025

Wells Fargo & Company

Supplementary Consolidating Balance Sheet Information

	December 31, 2011
(in millions)	The Bank	Other subsidiaries and eliminations	Wells Fargo Consolidated

Assets
Cash and due from banks	$19,751	(311)	19,440
Federal funds sold, securities purchased under resale agreements and other short-term investments	50,759	(6,392)	44,367
Trading assets	56,692	21,122	77,814
Securities available for sale	195,800	26,813	222,613
Mortgages held for sale	27,078	21,279	48,357
Loans held for sale	1,338	-	1,338

Loans	711,276	58,355	769,631
Allowance for loan losses	(16,360)	(3,012)	(19,372)

Net loans	694,916	55,343	750,259
Mortgage servicing rights:
Measured at fair value	12,920	(317)	12,603
Amortized	1,409	(1)	1,408
Premises and equipment, net	7,977	1,554	9,531
Goodwill	21,252	3,863	25,115
Other assets	71,598	29,424	101,022

Total assets	$1,161,490	152,377	1,313,867
Liabilities
Noninterest-bearing deposits	$236,515	7,488	244,003
Interest-bearing deposits	669,138	6,929	676,067
Total deposits	905,653	14,417	920,070
Short-term borrowings	29,385	19,706	49,091
Accrued expenses and other liabilities	59,743	17,922	77,665
Long-term debt	42,218	83,136	125,354
Total liabilities	1,036,999	135,181	1,172,180
Equity
Wells Fargo stockholders’ equity:
Preferred stock	-	11,431	11,431
Common stock	519	8,412	8,931
Additional paid-in capital	99,326	(43,369)	55,957
Retained earnings	18,744	45,641	64,385
Cumulative other comprehensive income (loss)	4,769	(1,562)	3,207
Treasury stock	-	(2,744)	(2,744)
Unearned ESOP shares	-	(926)	(926)
Total stockholders’ equity	123,358	16,883	140,241
Noncontrolling interests	1,133	313	1,446

Total equity	124,491	17,196	141,687

Total liabilities and equity	$1,161,490	152,377	1,313,867

Wells Fargo & Company

Supplementary Consolidating Statement of Changes in Stockholders’ Equity Information

	Year ended December 31, 2011
(in millions)	The Bank	Other subsidiaries and eliminations	Wells Fargo Consolidated

Preferred stock
Balance, December 31, 2010	$-	8,689	8,689
Preferred stock issued to ESOP	-	1,200	1,200
Preferred stock converted to common shares	-	(959)	(959)
Preferred stock issued	-	2,501	2,501
Balance, December 31, 2011	-	11,431	11,431
Common stock
Balance, December 31, 2010	519	8,268	8,787
Issued/converted	-	144	144
Balance, December 31, 2011	519	8,412	8,931
Additional paid-in capital
Balance, December 31, 2010	98,971	(45,545)	53,426
Business combinations	100	(100)	-
Capital infusion	255	(255)	-
Noncontrolling interests	-	(37)	(37)
Common stock issued	-	1,208	1,208
Preferred stock issued to ESOP	-	102	102
Preferred stock released to ESOP	-	(80)	(80)
Preferred stock converted to common shares	-	903	903
Common stock warrants purchased	-	(2)	(2)
Common stock dividends	-	21	21
Tax benefit upon exercise of stock options	-	78	78
Stock option compensation expense	-	529	529
Common stock repurchased	-	(150)	(150)
Net change in deferred compensation and related plans	-	(41)	(41)
Balance, December 31, 2011	99,326	(43,369)	55,957

Retained earnings
Balance, December 31, 2010	17,489	34,429	51,918
Net income	13,056	2,813	15,869
Common stock dividends	(11,800)	9,242	(2,558)
Preferred stock dividends	-	(844)	(844)
Balance, December 31, 2011	18,744	45,641	64,385

Cumulative other comprehensive income
Balance, December 31, 2010	5,280	(542)	4,738
Other comprehensive income	(511)	489	(22)
Net unrealized gains on securities available for sale	-	(653)	(653)
Net unrealized gains on derivatives and hedging activities	-	(249)	(249)
Unamortized gains under defined benefit plans, net of amortization	-	(607)	(607)
Balance, December 31, 2011	4,769	(1,562)	3,207

Treasury stock
Balance, December 31, 2010	-	(487)	(487)
Common stock repurchased	-	(2,266)	(2,266)
Net change in deferred compensation and related plans	-	9	9
Balance, December 31, 2011	-	(2,744)	(2,744)

Unearned ESOP shares
Balance, December 31, 2010	-	(663)	(663)
Preferred stock issued to ESOP	-	(1,302)	(1,302)
Preferred stock released to ESOP	-	1,039	1,039
Balance, December 31, 2011	-	(926)	(926)

Total Wells Fargo stockholders’ equity
Balance, December 31, 2010	122,259	4,149	126,408
Balance, December 31, 2011	123,358	16,883	140,241

Noncontrolling interests
Balance, December 31, 2010	1,303	178	1,481
Net income	269	73	342
Translation adjustments	-	(2)	(2)
All other net unrealized gains, net of reclassification of net gains included in net income	-	(10)	(10)
Noncontrolling interests	(439)	74	(365)
Balance, December 31, 2011	1,133	313	1,446
Total stockholders’ equity, December 31, 2011	$124,491	17,196	141,687

PROXY

WACHOVIA PREFERRED FUNDING CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 8, 2012

The undersigned holder of the Series A preferred securities of Wachovia Preferred Funding Corp. (the “Corporation”) hereby constitutes and appoints Michael J. Loughlin and Ross E. Jeffries, Jr., or either of them, the lawful attorneys and proxies of the undersigned, each with full power of substitution, for and on behalf of the undersigned, to vote as specified on the matters set forth on the reverse side, all of the Series A preferred securities of the Corporation held of record by the undersigned on April 2, 2012, at the Annual Meeting of Stockholders of the Corporation to be held on May 8, 2012, at 1:00 PM, local time, at the Wells Fargo Center, 3rd Floor Rotunda—Conference Room C, 90 South 7th Street, Minneapolis, Minnesota 55402, and at any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1. IF ANY OTHER MATTERS ARE VOTED ON AT THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXYHOLDERS ON SUCH MATTERS IN THEIR SOLE DISCRETION.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND MAIL WITHOUT DELAY IN THE ENCLOSED ENVELOPE.

IMPORTANT: The proxy statement and annual report on Form 10-K are also available at www.wellsfargo.com (About Us>Investor Relations>More>SEC and Other Regulatory Filings>More Regulatory Filings>Other Regulatory Filings>Wachovia Preferred Funding Corp. Filings).

For information about how to obtain directions to be able to attend the meeting and vote in person, please contact 1-866-697-9377.

SEE REVERSE SIDE

Wachovia Preferred Funding Corp.

Instructions for Voting Your Proxy

Simply sign and date your proxy card and return it in the postage-paid envelope.

COMPANY NUMBER	CONTROL NUMBER

☒    PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1. A Wachovia Preferred Funding Corp. proposal to elect directors: James E. Alward, Howard T. Hoover, Charles F. Jones and Michael J. Loughlin.

☐	FOR all nominees listed (except as indicated to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the space provided.

I will attend the Annual Meeting of Stockholders    ☐

Signature

Signature (if held jointly)

Date

NOTE: Signature(s) should agree with name(s) on proxy form. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations, or partnerships, should so indicate when signing.